SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))

[X ] Definitive Information Statement

TRAFALGAR VENTURES INC.

(Name of Registrant as Specified in Its Charter)

Commission File Number: 000-50505

Payment of Filing Fee (Check the appropriate box):

[ ]                No fee required

[X]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)    Title of each class of securities to which investment applies:  common stock.

(2)    Aggregate number of securities to which investment applies:  15,551,650.

                (3)    Per  unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is determined based upon the sum of the product of 12,605,168 shares of Cyberkinetics’ common stock, 2,824,863 options and warrants to purchase 81,619 shares of Cyberkinetics’ common stock outstanding on the date of this filing and the merger consideration of Trafalgar Venture’s common stock (there is currently no active trading market on the Over-the-Counter Bulletin Board for Trafalgar Venture’s common stock;  estimated price of  $0.05 per share is solely for purposes of calculating the filing fee), making the transaction value equal to $777,582.50.  Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

(4)     proposed maximum aggregate value of transaction: $777,582.50

(5)    Total fee paid: $98.52

[X]         Fee paid previously with preliminary materials.

[ ]                Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)                            Amount Previously Paid:

2)                            Form, Schedule or Registration Statement No.:

                3)                            Filing Party:

                4)                            Date Filed:

TRAFALGAR VENTURES INC.

355 BURRARD STREET, SUITE 1530

VANCOUVER, BRITISH COLUMBIA, CANADA

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Dear Shareholders:

We are writing to advise you that Trafalgar Ventures Inc., a Nevada corporation (“Trafalgar”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cyberkinetics, Inc. (“Cyberkinetics”), a privately held Delaware corporation based in Foxborough, Massachusetts to merge with Cyberkinetics (the “Merger”).  The Merger is to be accomplished after we form a wholly-owned merger subsidiary in Nevada (“Merger Sub”), which would then merge with and into Cyberkinetics, with Cyberkinetics being the survivor.  We will issue 12,605,168 shares of our restricted common stock, 2,824,863 options and 81,619 warrants to purchase additional shares of our restricted common stock to the shareholders of Cyberkinetics in exchange for 100% of the issued and outstanding shares of common stock, and corresponding options and warrants to purchase shares of Cyberkinetics’ common stock.  Immediately prior to the Merger, we will effectuate a 1-for-2.1142857 reverse stock split of our common stock (the “Stock Split”). After the Merger is concluded, we will reincorporate from the State of Nevada to the State of Delaware (the “Reincorporation”) and change our corporate name to Cyberkinetics Neurotechnology Systems, Inc. (the “Name Change”).  Further to the Merger, we will also cancel 1,500,000 shares of our common stock held by Robert Gorden Smith and Richard Harris and distribute assets to them that we held prior to the Merger.  Messrs. Smith and Harris will also receive cash remuneration from unaffiliated third parties for their agreement to cancel such shares.

The Merger, the Stock Split, the Reincorporation and the Name Change were approved on July 23, 2004 by the unanimous written consent of our Board of Directors.  In addition, we received the written consent of the holders of a majority of our outstanding common stock to approve the Merger, the Stock Split, the Reincorporation and the Name Change, in accordance with the relevant sections of the Nevada Revised Statutes.

The Merger will not be effective until the Articles of Merger between Merger Sub and Cyberkinetics are filed with the Nevada Secretary of State and the Delaware Secretary of State, respectively.  The Stock Split will not be effective until we file a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State.  The Reincorporation and the Name Change will not be effective until we file a Certificate of Incorporation with the Delaware Secretary of State and an Agreement and Plan of Merger with the Nevada Secretary of State and the Delaware Secretary of State, respectively.  We intend to file these documents 20 calendar days after this information statement is first mailed to our shareholders.

No action is required by you.  The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended.  This information statement is being mailed to you on or about August 25, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE MERGER TRANSACTION WILL RESULT IN A CHANGE IN CONTROL BY CYBERKINETICS AND AN ASSUMPTION OF CYBERKINETICS’ ASSETS, LIABILITIES AND OPERATIONS.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE MERGER, THE STOCK SPLIT, THE REINCORPORATION AND THE NAME CHANGE.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Robert Gorden Smith
-----------------------
Robert Gorden Smith, President
Vancouver, British Columbia
August 23, 2004

TRAFALGAR VENTURES INC.

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
A MAJORITY OF OUR COMMON STOCK

We are furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock, on July 23, 2004, in accordance with the relevant sections of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about August 25, 2004 to shareholders of record on July 30, 2004.  The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE MERGER, THE STOCK SPLIT, THE REINCORPORATION AND THE NAME CHANGE.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On July 23, 2004, our Board of Directors unanimously approved (i) entering into the Merger Agreement with Cyberkinetics, (ii) the Stock Split, (iii) the Reincorporation from the State of Nevada to the State of Delaware and (iv) the Name Change.  On July 23, 2004, we received the written consent of the holders of a majority of our outstanding common stock to approve the Merger, the Stock Split, the Reincorporation and the Name Change.  The full text of the proposed Merger Agreement and Articles of Merger to effectuate the Merger are attached hereto as Exhibit A and Exhibit B, respectively.  The full text of the Certificate of Amendment to Articles of Incorporation to effectuate the Stock Split is attached hereto as Exhibit C.  The full text of the proposed Certificate of Incorporation and Agreement and Plan of Merger to effectuate the Reincorporation and the Name Change are attached hereto as Exhibit D and Exhibit E, respectively.

PURPOSE OF THE MERGER

Our Board of Directors believes it is desirable to enter into the Merger Agreement with Cyberkinetics by means of forming the Merger Sub.  We believe that the acquisition of Cyberkinetics will increase the total value of our company to our shareholders.  For further information regarding the Merger, refer to “Summary Term Sheet” below.

EFFECT OF THE MERGER

The Merger will result in a change-in-control by Cyberkinetics and its shareholders and the assumption of Cyberkinetics’ operations and liabilities.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE MERGER

Because the contemplated Merger is to be accomplished by the Merger Sub, a vote by our shareholders is not required by the Nevada Revised Statutes.  However, because members of our Board of Directors are interested parties to the Merger, we obtained the written consent of the holders of a majority of our common stock.

EFFECTIVE DATE OF THE MERGER

Under applicable federal securities laws, the Merger cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders.  The Articles of Merger, attached hereto as Exhibit B, will become effective upon its filing with the Nevada Secretary of State and the Delaware Secretary of State, respectively.  It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders.

DISSENTERS’ RIGHTS OF APPRAISAL

You may be entitled to dissenters’ rights of appraisal with respect to the Merger.  For further information regarding possible dissenters’ rights, refer to “Dissenters’ Rights Regarding the Reincorporation and the Merger.”

PURPOSE OF THE STOCK SPLIT

Our Board of Directors has determined that it is in our best interests to effect a 1-for-2.1142857 reverse stock split of our common stock, with all fractional shares rounded up to the nearest whole number.  The Stock Split will be effectuated immediately prior to the Merger.

EFFECT OF THE STOCK SPLIT

As a result of the Stock Split, all holders of our common stock shall receive one share of common stock for every 2.1142857 shares owned.  We will not issue fractional shares in connection with the Stock Split.  All fractional shares will be rounded up to the nearest whole.

The Stock Split will not have any effect on the transferability of outstanding stock certificates.  The Stock Split will be reflected by book-entry.  For those shareholders that hold physical certificates, please do not destroy or send to us your common stock certificates.  Those certificates will remain valid for the number of shares properly adjusted to reflect the Stock Split, and should be carefully preserved by you.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE STOCK SPLIT

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Stock Split.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On July 23, 2004, there were 3,720,000 shares of common stock outstanding.  The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

Thus, we needed the affirmative vote of 1,860,001 shares to approve the Stock Split.  Our Board, by its unanimous written consent, adopted resolutions approving the Stock Split.  By action of written consent, dated July 23, 2004, holders of a majority of our outstanding shares of common stock also approved the Stock Split.  As a result, adoption of the Stock Split was approved and no further votes will be needed.

EFFECTIVE DATE OF THE STOCK SPLIT

Under applicable federal securities laws, the Stock Split cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Stock Split will become effective immediately prior to the Merger upon the filing of a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State, a form of which is attached hereto has Exhibit C.  It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders.

DISSENTERS’ RIGHTS OF APPRAISAL

You will not be entitled to dissenters’ rights with respect to the Stock Split.

PURPOSE OF THE NAME CHANGE

Our Board of Directors believes it is desirable to change our name to “Cyberkinetics Neurotechnology Systems, Inc.” to more accurately reflect our new business operations pursuant to the Merger.

PURPOSE OF THE REINCORPORATION

Our Board of Directors believes that the Reincorporation from the State of Nevada to the State of Delaware will benefit Trafalgar and our shareholders.  The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by our Board.  Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law.  Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

PRINCIPAL FEATURES OF THE NAME CHANGE AND THE REINCORPORATION

The Name Change and the Reincorporation will be accomplished by merging Trafalgar Ventures Inc. with and into our newly-formed, wholly-owned subsidiary, Cyberkinetics Neurotechnology Systems, Inc., pursuant to an Agreement and Plan of Merger, a form of which is attached hereto as Exhibit E, which will result in:

  a change in domicile of Trafalgar Ventures Inc. from the State of Nevada to the State of Delaware, which means that the surviving company will be governed by the laws of the State of Delaware;

  a change in our corporate name from Trafalgar Ventures Inc. to Cyberkinetics Neurotechnology Systems, Inc.;

  the right of our shareholders to receive one new share of Cyberkinetics Neurotechnology Systems, Inc. for each outstanding share of our common stock held on the effective date of the Name Change, the Stock Split and the Reincorporation;

  Cyberkinetics Neurotechnology Systems, Inc.'s Certificate of Incorporation becoming the Certificate of Incorporation of the surviving corporation, a copy of which is attached hereto as Exhibit D; and

  Cyberkinetics Neurotechnology Systems, Inc.'s Bylaws becoming the Bylaws of the surviving corporation, a copy of which is attached hereto as Exhibit F.

EFFECT OF THE NAME CHANGE AND THE REINCORPORATION

The Name Change will not have any effect on the transferability of outstanding stock certificates.  Outstanding stock certificates bearing the name “Trafalgar Ventures Inc.” will continue to be valid and represent shares of “Cyberkinetics Neurotechnology Systems, Inc.” In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.  The Name Change will be reflected by book-entry.  For those shareholders that hold physical certificates, please do not destroy or send to us your common stock certificates.  Those certificates should be carefully preserved by you.

Following the Reincorporation, the rights of our shareholders will be governed by Delaware law.  For further information regarding the effect of the Reincorporation on shareholders’ rights, refer to “Significant Differences Between the Corporation Laws of Nevada and Delaware” below.

Beginning on or about the effective date of the Name Change and the Reincorporation, our common stock will be assigned a new trading symbol on the Over-the-Counter Bulletin Board.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE NAME CHANGE AND THE REINCORPORATION

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Name Change and the Reincorporation.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On July 23, 2004, there were 3,720,000 shares of common stock outstanding.  The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

Thus, we needed the affirmative vote of 1,860,001 shares to approve the Name Change and the Reincorporation.  Our Board, by its unanimous written consent, adopted resolutions approving the Name Change and the Reincorporation.  By action of written consent, dated July 23, 2004, holders of a majority of our outstanding shares of common stock also approved the Name Change and the Reincorporation.  As a result, adoption of the Name Change and the Reincorporation was approved and no further votes will be needed.

EFFECTIVE DATE OF THE NAME CHANGE AND THE REINCORPORATION

Under applicable federal securities laws, the Name Change and the Reincorporation cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders.  The Name Change and the Reincorporation will become effective upon the filing of a Certificate of Incorporation with the Delaware Secretary of State, a form of which is attached hereto as Exhibit D, and an Agreement and Plan of Merger by and between Trafalgar Ventures Inc., and certain shareholders of Trafalgar Ventures Inc., on the one hand and Cyberkinetics Neurotechnology Systems, Inc. on the other hand, a form of which is attached hereto as Exhibit E, with the Nevada Secretary of State and the Delaware Secretary of State, respectively.  It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders.

DISSENTERS’ RIGHTS OF APPRAISAL

You may be entitled to dissenters’ rights of appraisal with respect to the Reincorporation.  You will not be entitled to dissenters’ rights with respect to the Name Change.  For further information, refer to “Dissenters’ Rights Regarding the Reincorporation and the Merger.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRIOR TO THE MERGER

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of July 23, 2004, except as noted in the footnotes below, by:

  Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

  Each of our executive officers;

  Each of our directors; and

  All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of July 23, 2004 are deemed outstanding even if they have not actually been exercised.  Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  As of July 23, 2004, 3,720,000 shares of our common stock were issued and outstanding.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name, subject to community property laws, where applicable.  The address of each shareholder is listed in the table.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 23, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title Of Class	Name and Address Of Beneficial Owner	Amount Of Beneficial Ownership	Percent Of Class

Common Stock	Robert Gorden Smith Director and President 4547 West 2nd Avenue Vancouver, British Columbia, Canada	750,000 shares (1)	20.16%
Common Stock	Richard Harris Director and Secretary 1859 Spyglass Place, Suite 110 Vancouver, British Columbia, Canada	750,000 shares (1)	20.16%
Common Stock	All directors and named executive officers as a group (2 persons)	1,500,000 shares (1)	40.32%

(1)  Shares will be cancelled upon consummation of the Merger in consideration for the distribution of assets held by Trafalgar Ventures Inc. prior to the Merger and aggregate cash consideration of $15,000 paid by unaffiliated third parties.

SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you.  You should carefully read the entire information statement and the exhibits, as well as the information we incorporate by reference.

THE COMPANIES

TRAFALGAR VENTURES INC., A NEVADA CORPORATION, (“Trafalgar”).  Trafalgar was incorporated in Nevada on February 6, 2002.  Trafalgar is currently in the business of mineral exploration.  Trafalgar obtained an option to acquire a 90% interest in two mineral claims located in the Sudbury Mining Division, Province of Ontario, Canada.  This option is exercisable by completing either cash payments to the optionor or by completing the required exploration expenditures described in the option agreement.

Trafalgar has not, as yet, identified any commercially exploitable reserves.  Trafalgar’s proposed exploration program was designed to search for commercially exploitable deposits.  Trafalgar has not attained profitable operations and is dependent upon obtaining financing to pursue exploration activities.

Upon recent analysis of operations to date, Trafalgar has decided to focus on evaluating other opportunities that may enhance shareholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential.  Trafalgar’s shares are currently listed for quotation on the Over-the-Counter Bulletin Board under the symbol “TGRV.”

CYBERKINETICS, INC., A DELAWARE CORPORATION (“Cyberkinetics”).  Cyberkinetics was incorporated in Delaware on May 2, 2001.  Cyberkinetics is a medical device company focused on the development of advanced neurological products.  The products being developed by Cyberkinetics are designed to allow human thoughts to be read by computer equipment.  These products are currently undergoing human clinical evaluation.  Although Cyberkinetics is recently formed, its products are based on technology that has been developed for several years at Brown University, the University of Utah, Emory University and the Massachusetts Institute of Technology (“MIT”).  Cyberkinetics is leveraging this academic base with an experienced management team in an effort to commercialize medical devices in the emerging neurotechnology market.

Cyberkinetics’s first product candidate, the BrainGate™ Neural Interface System (“BrainGate™”), has already received an Investigational Device Exemption (“IDE”) from the U.S. Food and Drug Administration (“FDA”) and is undergoing pilot clinical evaluation.  Cyberkinetics anticipates an initial market launch in approximately 3 - 5 years.  Its second product, the NeuroPort™ Neural Signal Processor (“NeuroPort™”), is intended to allow for intra-operative and post-operative monitoring of numerous neurological diseases and disorders.  Cyberkinetics anticipates that it will submit a 501(k) application for NeuroPort™ before the end of 2004.  The NeuroPort™ device may facilitate the development of additional products for the long-term monitoring, diagnosis or treatment of neurological disorders.

Pursuant to the terms of the Merger Agreement, the Merger Sub will merge with and into Cyberkinetics and the separate corporate existence of the Merger Sub shall cease.  Following the Merger, Trafalgar shall continue as the parent corporation of Cyberkinetics, but will take the name “Cyberkinetics Neurotechnology Systems, Inc.”

THE MERGER WILL RESULT IN A CHANGE IN CONTROL TO CONTROL BY CYBERKINETICS’ MANAGEMENT AND ITS SHAREHOLDERS AND THE ASSUMPTION OF CYBERKINETICS’ OPERATIONS AND LIABILITIES.

PRE-EXISTING RELATIONSHIPS

Trafalgar and Cyberkinetics did not have any pre-existing relationship prior to entering into the Merger Agreement.  To the best of our knowledge, none of Trafalgar’s shareholders hold shares of Cyberkinetics nor do any of the shareholders of Cyberkinetics hold shares of Trafalgar.

STRUCTURE OF THE MERGER

At the effective time of the Merger:

  Trafalgar will merge the Merger Sub with and into Cyberkinetics and the separate corporate existence of the Merger Sub shall cease;

  Trafalgar will issue 12,605,168 shares of its restricted common stock, 2,824,863 options and 81,619 warrants to purchase additional shares of its restricted common stock to the shareholders of Cyberkinetics in exchange for 100% of the issued and outstanding shares of common stock, and corresponding options and warrants to purchase shares of Cyberkinetics’ common stock;

  Trafalgar will cause 1,500,000 shares of common stock held by Messrs. Smith and Harris to be cancelled and extinguished; and

  In consideration for the aforementioned cancellation of shares, Trafalgar will distribute its assets held prior to the Merger to Messrs. Smith and Harris and certain unaffiliated third parties will pay Messrs. Smith and Harris aggregate cash consideration of $15,000.

As a result of the Merger, Trafalgar shall be the parent corporation and the shareholders of Cyberkinetics will become shareholders of Trafalgar.  The remaining shareholders of Trafalgar will own approximately 7.7% of the issued and outstanding shares of Trafalgar common stock, based on 13,655,168 Trafalgar shares outstanding after the Merger.  The remaining shareholders of Trafalgar would own approximately 6.3% of the issued and outstanding shares of Trafalgar common stock if all 2,824,863 options and 81,619 warrants to purchase restricted shares of Trafalgar’s common stock acquired pursuant to the Merger are exercised, which would result in 16,561,650 shares of common stock outstanding.

The transaction contemplated by the Merger Agreement is intended to be a “tax-free” incorporation pursuant to the provisions of Section 351 and 368(a)(i)(A) of the Internal Revenue Code of 1986, as amended.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”) in regard to the shares we anticipate issuing pursuant to the Merger.  We believe this offering qualifies as a “business combination” as defined by Rule 501(d).  Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506.  Cyberkinetics has represented to us that all of their shareholders have certified to Cyberkinetics that they are “accredited investors” as defined in Rule 501(a) of Regulation D.  Cyberkinetics also has represented to us that there has been no advertising or general solicitation in connection with this transaction.

TRAFALGAR’S REASONS FOR THE MERGER

Our Board of Directors considered various factors in approving the Merger and the Merger Agreement, including:

  our inability to expand current level of operations;

  the available technical, financial and managerial resources possessed by Cyberkinetics;

  prospects for the future;

  the quality and experience of management services available and the depth of Cyberkinetics' management;

  Cyberkinetics’ potential for growth or expansion;

  Cyberkinetics’ profit potential; and

  an anticipated increase in shareholder value as a result of the Merger.

Our Board of Directors considered various factors, but primarily that our management has been unable to expand our operations to profitability.  In considering the Merger with Cyberkinetics, our Board of Directors anticipated that this lack of profitability was likely to continue for the foreseeable future.  Given those circumstances, our Board decided that the best course of action for Trafalgar and our shareholders was to enter into and conclude the proposed Merger with Cyberkinetics, after which our management would resign.  In agreeing to the Merger, our Board hopes that by relinquishing control to Cyberkinetics’ management and adopting Cyberkinetics’ assets and operations, that such a move would eventually add value to Trafalgar and the interests of our shareholders.  Our Board of Directors reached this conclusion after analyzing Cyberkinetics’ operations, technical assets, intellectual property and managerial resources, which are described in more detail below and believes that acquiring Cyberkinetics’ potential for profitable operations by means of the Merger was the best opportunity to increase value to our shareholders.  Our Board of Directors did not request a fairness opinion in connection with the Merger.

CYBERKINETICS’ REASONS FOR THE MERGER

Cyberkinetics’ Board of Directors considered various factors in approving the Merger and the Merger Agreement, including:

  the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Trafalgar;

  the ability to use registered securities to make acquisition of assets or businesses;

  increased visibility in the financial community;

  enhanced access to the capital markets;

  improved transparency of operations; and

  perceived credibility and enhanced corporate image of being a publicly traded company.

Cyberkinetics’ Board of Directors did not request a fairness opinion in connection with the Merger.

RISK FACTORS

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements.  Trafalgar and Cyberkinetics will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control.  Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

RISKS RELATED TO CYBERKINETICS

Cyberkinetics is a development stage company with a limited operating history that makes it impossible to reliably predict future growth and operating results.

Cyberkinetics has not demonstrated that it can:

  ensure that its products function as intended in human clinical applications;

  obtain the regulatory approvals necessary to commercialize products that it may develop in the future;

  manufacture, or arrange for third-parties to manufacture, future products in a manner that will enable it to be profitable;

  establish many of the business functions necessary to operate, including sales, marketing, administrative and financial functions, and establish appropriate financial controls;

  make, use, and sell future products without infringing upon third party intellectual property rights;  or respond effectively to competitive pressures.

Cyberkinetics future success is strongly dependent on development of innovative new products and implantable devices. Its development efforts may not be successful.

Cyberkinetics is currently devoting its major research and development and regulatory efforts, and significant financial resources, to the development of the BrainGateTM system.  The development of this device and others presents enormous challenges in a variety of areas; many or all of which Cyberkinetics may have difficulty in overcoming.  Cyberkinetics cannot be sure that it will be successful in its development efforts, and in the event that Cyberkinetics is unable to commercialize the BrainGateTM system, its business and financial condition would be adversely affected.

Cyberkinetics is dependent upon the success of neurotechnology.  Cyberkinetics’ inability to continue to develop innovative neurotechnology products, or the failure of the neurotechnology market to develop as it anticipates, would adversely affect its business.

Over the last 10 years a number of products based on long-term implantable devices in the brain and nervous system have been developed and this market is referred to as neurotechnology.  The neurotechnology market is subject to rapid technological change and product innovation. Cyberkinetics’ competitors may succeed in developing or marketing superior products, using neurotechnology or other technologies.  If Cyberkinetics is unable to compete successfully in the development of new neurotechnology products, or if new and effective therapies not based on neurotechnology are developed, its products could be rendered obsolete or non-competitive.  This would materially adversely affect Cyberkinetics’ business.

Failure to develop products would have an adverse effect on Cyberkinetics’ business prospects.

Cyberkinetics’ future business and financial success will depend on its ability to continue to introduce new products and upgrade products into the marketplace.  Developing new products and upgrades to existing and future products imposes burdens on its research and development department and its management.  This process is costly, and Cyberkinetics cannot assure you that it will be able to successfully develop new products or enhance any future products.  In addition, as Cyberkinetics develops the market for neurotechnology devices, future competitors may develop desirable product features earlier than Cyberkinetics.  Such development could make its competitors’ products less expensive or more effective than Cyberkinetics’ products and could render its proposed products obsolete or unmarketable.  If Cyberkinetics’ product development efforts are unsuccessful, it will have incurred significant costs without recognizing the expected benefits and business prospects will suffer.

Testing of Cyberkinetics’ new products will involve uncertainties and risks, which could delay or prevent new product introductions, require Cyberkinetics to incur substantial additional costs or result in the failure to bring its products to market.

Development and testing of any medical device is often extensive, expensive and time consuming.  Some of the tests for Cyberkinetics’ products may require months or years to perform, and it may be necessary to begin these tests again if Cyberkinetics modifies its products to correct a problem identified in testing.  Even modest changes to certain components of its products can take months or years to complete and test.  If results of pre-clinical or clinical testing of its products under development indicate that design changes are required, such changes could cause serious delays that would adversely affect its results of operations.  A number of companies in the medical industry have suffered delays, cost overruns and project terminations despite achieving promising results in pre-clinical testing or early clinical testing.  In the event that Cyberkinetics suffers setbacks in the pre-clinical or clinical testing of its products, these products may be delayed, require further funding, and may never be brought to market.

Patient complications that may occur in clinical testing conducted by Cyberkinetics (or in clinical testing conducted by other companies) and the resulting publicity surrounding these complications may result in greater governmental regulation of future product candidates and potential regulatory delays relating to testing or approval.

Even with the requisite approval, the commercial success of Cyberkinetics’ proposed products will depend in part on public acceptance.  Public attitudes may be influenced by claims that Cyberkinetics’ proposed products are unsafe, and such products may not gain the acceptance of the public or the medical community.  Negative public reaction could result in greater governmental regulation, stricter clinical trial oversight or commercial product labeling requirements of neurotechnology products and could negatively affect demand for any products that Cyberkinetics may develop.

If Cyberkinetics fails to obtain approval from the FDA and from foreign regulatory authorities, it cannot market or sell the BrainGateTM system, the NeuroPortTM device, or other products in other countries.

If Cyberkinetics cannot demonstrate through clinical testing on humans or other means that the BrainGateTM system or other new products under development and testing are safe and effective, it will not be able to obtain regulatory approvals in the U.S. or other countries for the commercial sale of these products.  Cyberkinetics’ clinical testing of the BrainGateTM system is in its early stages.  Delays, budget overruns, and project terminations are not uncommon even after promising pre-clinical and clinical trials of medical products.  Cyberkinetics intends to conduct clinical testing for the BrainGateTM system in patients with a variety of complications, and these patients may die or suffer other adverse medical results for reasons which may or may not be related to the product being tested.  Those outcomes could seriously delay the completion of clinical testing, as could the unavailability of suitable patients for clinical trials, both of which are outside Cyberkinetics’ control.  Cyberkinetics cannot assure that the rate of patient enrollment in its clinical trials will be consistent with its expectations or be sufficient to allow it to complete its clinical trials for the BrainGateTM system or its other products under development in a timely manner, if at all.  Delays could defer the marketing and commercial sale of Cyberkinetics products, require further funding, and possibly result in failure to bring the products to market.

Cyberkinetics is investigating the potential to seek and obtain initial approval from the FDA to market the BrainGateTM system under a humanitarian device exemption (“HDE”) rather than through a pre-market approval application (“PMA”).  Approval of an HDE by the FDA requires that Cyberkinetics demonstrate that the BrainGateTM system is safe, potentially effective and that its benefits outweigh its associated risks.  The FDA has not yet designated the BrainGateTM system as appropriate for an HDE.  Cyberkinetics cannot assure that the FDA or any other regulatory authority will act quickly or favorably on its requests for this product to be approved under an HDE. The FDA or any other regulatory authority may require Cyberkinetics to provide additional data that it does not currently anticipate in order to obtain product approvals.  If Cyberkinetics is successful in obtaining FDA approval for the BrainGateTM system based on a phased approach that begins with an HDE, the initial approval is likely to include conditions or limitations to particular indications that would limit the available market for these products.

Cyberkinetics is investigating the potential to seek and obtain approval from the FDA to market the NeuroPortTM device under a 510(k) approval.  Approval of a 510(k) by the FDA requires that Cyberkinetics demonstrate that NeuroPortTM device has a safety and efficacy profile that is substantially equivalent to other products that are already on the market.  Cyberkinetics has not yet submitted a 510(k) application to the FDA, and it cannot assure that the FDA or any other regulatory authority will act quickly or favorably on such a request for the product to be approved under a 510(k). The FDA or any other regulatory authority may require Cyberkinetics to provide additional data that it does not currently anticipate in order to obtain product approvals.

If Cyberkinetics is not able to obtain regulatory approvals for use of the BrainGateTM system, the NeuroPortTM device or its other products under development, or if the patient populations for which they are approved are not sufficiently broad, the commercial success of these products could be limited.

Cyberkinetics may market the BrainGateTM system and its other new products in international markets, including the European Union and Japan.  Cyberkinetics must obtain separate regulatory approvals in order to market its products in other jurisdictions.  The approval process may differ among those jurisdictions and approval in the U.S. or in any other jurisdiction does not ensure approval in other jurisdictions.  Obtaining foreign approvals could result in significant delays, difficulties and costs for Cyberkinetics, and require additional trials and additional expense.

Failure to obtain necessary government approvals for new products or for new applications for existing products would mean Cyberkinetics could not sell those new products, or sell any existing products for those new applications.

Cyberkinetics' proposed products are medical devices, which are subject to extensive government regulation in the U.S. and in foreign countries where it does business.  Unless an exemption applies, each medical device that it wishes to market in the U.S. must first receive either a PMA or a 510(k) clearance from the FDA with respect to each application for which we intend to market it.  Either process can be lengthy and expensive.  According to the FDA, the average 510(k) review period was 96 days in 2003, but reviews may take longer and approvals may be revoked if safety or effectiveness problems develop.  The PMA process is much more costly, lengthy and uncertain.  According to the FDA, the average PMA submission-to-decision period was 359 days in 2003; however, reviews may take much longer and completing a PMA application can require numerous clinical trials and require the filing of amendments over time.  The result of these lengthy approval processes is that a new product, or a new application for an existing product, often cannot be brought to market for a number of years after it is developed.   If Cyberkinetics fails to obtain or maintain necessary government approvals of its new products or new applications for any existing products on a timely and cost-effective basis, it will be unable to market the affected products for its intended applications.

If Cyberkinetics obtains regulatory approval of its new products, the products will be subject to continuing review and extensive regulatory requirements, which could affect the manufacturing and marketing of Cyberkinetics products.

The FDA continues to review products even after they have received initial approval.  If the FDA approves the BrainGateTM system, the NeuroPortTM device or Cyberkinetics’ other products under development, the manufacture and marketing of these products will be subject to continuing regulation, including compliance with quality systems regulations (“QSR”), adverse event reporting requirements and prohibitions on promoting a product for unapproved uses.

Cyberkinetics will also be required to obtain additional approvals in the event it significantly modifies the design of an approved product or the product’s labeling or manufacturing process. Modifications of this type are common with new products, and Cyberkinetics anticipates that the first generation of each of its products will undergo a number of changes, refinements and improvements over time.  For example, the current configuration of the BrainGateTM system utilizes a through-the-skin connector, and Cyberkinetics anticipates that it will need to obtain regulatory approval for a fully implantable device that does not utilize a through-the-skin connector.  If Cyberkinetics is not able to obtain regulatory approval of modifications to its current and future products, the commercial success of these products could be limited.

Cyberkinetics and its third-party suppliers of product components are also subject to inspection and market surveillance by the FDA.  Enforcement actions resulting from failure to comply with government requirements could result in fines, suspensions of approvals, recalls of products, operating restrictions and criminal prosecutions, and could affect the manufacture and marketing of Cyberkinetics’ products.  The FDA could withdraw a previously approved product from the market upon receipt of newly discovered information, including a failure to comply with regulatory requirements, the occurrence of unanticipated problems with products following approval, or other reasons, which could adversely affect its operating results.

The markets for Cyberkinetics’ products that are currently under development are unproven.

Even if Cyberkinetics’ products are successfully developed and approved by the FDA and corresponding foreign regulatory authorities, they may not enjoy commercial acceptance or success, which would adversely affect its business and results of operations. Several factors could limit Cyberkinetics’ success, including:

      •      the need to create a market for its new products, the BrainGateTM system and the NeuroPortTM device, and possible limited market acceptance among physicians, medical centers, patients and third party payers;

      •      the need for surgeons to develop or be trained in new surgical techniques to use its product effectively;

      •      limitations on the number of patients who may have access to physicians and medical centers with adequate training, equipment and personnel to make use of its products;

      •      the timing and amount of reimbursement for these products, if any, by third party payers;

      •      the introduction by other companies of new treatments, products and technologies which compete with our products, and may reduce their market acceptance, or make them obsolete; and

      •      the reluctance, due to ethical considerations, of physicians, patients and society as a whole to accept significant medical devices that are implanted in the brain.

The commercial success of the BrainGateTM system, the NeuroPortTM device and other neurotechnology products will require acceptance by neurosurgeons, neurologists and physical rehabilitation specialists, a limited number of whom significantly influence medical device selection and purchasing decisions.  Cyberkinetics may achieve its business objectives only if its products are accepted and recommended by leading physicians, which is likely to be based on a determination by these physicians that its products are safe, cost-effective and represent acceptable methods of treatment.  Cyberkinetics has developed relationships and has made arrangements to work with few neurosurgeons and it cannot assure that these existing relationships and arrangements can be maintained or that new relationships will be established in support of its products.  If neurosurgeons, neurologists and physical rehabilitation specialists do not consider Cyberkinetics’ products to be adequate for the treatment of its target patient population or if a sufficient number of neurosurgeons, neurologists and physical rehabilitation specialists recommend and use competing products, it would seriously harm Cyberkinetics’ business.

Cyberkinetics may not be able to expand market acceptance of the use of neurotechnology products.

Market acceptance of Cyberkinetics’ proposed products will depend on its ability to convince the medical community of their clinical efficacy and safety.  Many physicians are still unfamiliar with neurotechnology and the products that have been developed using neurotechnology.  Existing drugs and medical devices may be more attractive to patients or their physicians than our proposed products in terms of efficacy, cost or reimbursement availability.  Cyberkinetics cannot assure you that its proposed products will achieve expanded market acceptance.  Failure of Cyberkinetics’ proposed products to gain additional market acceptance would severely harm its business, financial condition and results of operations.

If future clinical studies or other articles are published, or physician associations or other organizations announce positions that are unfavorable to its proposed products, Cyberkinetics’ sales efforts and revenues may be negatively affected.

Future clinical studies or other articles regarding Cyberkinetics’ proposed products or any competing products may be published that either support a claim, or are perceived to support a claim, that a competitor’s product is more accurate or effective than Cyberkinetics’ products or that its products are not as effective as it claims or previous clinical studies have concluded.  Additionally, physician associations or other organizations that may be viewed as authoritative could endorse products or methods that compete with Cyberkinetics’ proposed products or otherwise announce positions that are unfavorable to our proposed products.  Any of these events may negatively affect Cyberkinetics’ sales efforts and result in decreased revenues.

If patients choose less invasive or less expensive alternatives to Cyberkinetics’ proposed products, sales could be negatively impacted.

Cyberkinetics intends to sell medical devices for invasive surgical procedures.  Patient acceptance of Cyberkinetics’ proposed products will depend on a number of factors, including device and associated procedure costs, the failure of less invasive therapies to help the patient, the degree of invasiveness involved in the procedures used to implant its products, the rate and severity of complications from the procedures used to implant its products and any adverse side effects caused by the implanting of its proposed products.  If patients choose to use existing less invasive or less expensive alternatives to Cyberkinetics’ proposed products, or if effective new alternatives are developed, its business would be materially adversely affected.

Cyberkinetics will depend on third party reimbursement to its customers for market acceptance of its products.  If third party payers fail to provide appropriate levels of reimbursement for purchase and use of Cyberkinetics products, its profitability would be adversely affected.

Sales of medical products largely depend on the reimbursement of patients’ medical expenses by government health care programs and private health insurers.  The cost of the BrainGateTM system, as well as the cost of implanting the BrainGateTM system into a patient will be substantial.  Without the financial support of the government or third party insurers, the market for Cyberkinetics’ products will be limited.  Medical products and devices incorporating new technologies are closely examined by government and private insurers to determine whether the products and devices will be covered by reimbursement, and if so, the level of reimbursement which may apply.  Cyberkinetics cannot be sure that third party payors will reimburse the sales of its products now under development, or enable Cyberkinetics to sell them at profitable prices.

The federal government and private insurers have considered ways to change, and have changed, the manner in which health care services are provided and paid for in the U.S.  In the future, it is possible that the government may institute price controls and further limits on Medicare and Medicaid spending.  These controls and limits could affect the payments that Cyberkinetics collects from sales of its products.  Internationally, medical reimbursement systems vary significantly, with some medical centers having fixed budgets, regardless of levels of patient treatment, and other countries requiring application for, and approval of, government or third party reimbursement.  Even if Cyberkinetics succeeds in bringing its new products to market, uncertainties regarding future health care policy, legislation and regulation, as well as private market practices, could affect Cyberkinetics’ ability to sell its products in commercially acceptable quantities at profitable prices.

Prior to approving coverage for new medical devices, most third party payors require evidence that the product has received FDA approval, is not experimental, and is medically necessary for the specific patient.  Increasingly, third party payors require evidence that the devices being used are cost-effective.  Cyberkinetics’ products may not meet these or future criteria, which could hurt its ability to market and sell these products.

Because certain competitors have significantly greater resources and new competitors may enter the neurotechnology market, it may be difficult for Cyberkinetics to compete.

The medical device market is highly competitive, is subject to rapid change and is significantly affected by new product introductions and other market activities of industry participants.  Certain competitors of Cyberkinetics have significantly greater product development capabilities and financial, scientific, marketing and human resources than does Cyberkinetics.  Additionally, other companies may succeed in developing products earlier than Cyberkinetics, in obtaining authorizations from the FDA for such products earlier than Cyberkinetics, or in developing products that are more effective than those proposed by Cyberkinetics.  There can be no assurance that research and development by others will not render Cyberkinetics' technology or proposed products obsolete, or result in treatments or cures superior to those being developed by Cyberkinetics.  It is expected that competition in this field will intensify.

Cyberkinetics has incurred significant operating losses since inception.

Since its inception in 2001, Cyberkinetics has incurred losses every quarter.  The extent of Cyberkinetics’ future operating losses and the timing of profitability are highly uncertain, and it may never achieve or sustain profitability.  Cyberkinetics has incurred significant net losses since inception, including net losses of approximately $6,000 in 2001, $592,000 in 2002 and $3.520 million in 2003.  At March 31, 2004, Cyberkinetics had an accumulated deficit of approximately $6.3 million.  Cyberkinetics anticipates that it will continue to incur operating loses for the foreseeable future and it is possible that Cyberkinetics will never generate substantial revenues from product sales.

Cyberkinetics’ future capital needs are uncertain.  Trafalgar may need to raise additional funds in the future and these funds may not be available on acceptable terms or at all.

Trafalgar believes that Cyberkinetics’ current cash, cash equivalents and proceeds raised in Cyberkinetics’ private offering will be sufficient to meet projected operating requirements for at least the next 12 months.  However, Trafalgar may seek additional funds from public and private stock offerings, borrowings under credit lines or other sources.  Cyberkinetics’ capital requirements will depend on many factors, including:

  the revenues generated by sales of products that it develops;

  the costs required to develop new products;

  the costs of conducting clinical trials and obtaining and maintaining FDA approval or clearance of its products;

  the costs associated with expanding its sales and marketing efforts;

  the expenses it incurs in manufacturing and selling its products;

  the costs associated with any expansion;

  the costs associated with capital expenditures; and

  the number and timing of any acquisitions or other strategic transactions.

As a result of these factors, Trafalgar may need to raise additional funds, and these funds may not be available on favorable terms, or at all.  Furthermore, if Trafalgar issues equity or debt securities to raise additional funds, its existing shareholders may experience dilution, and the new equity or debt securities may have rights, preferences and privileges senior to those of its existing shareholders.  In addition, if Trafalgar raises additional funds through collaboration, licensing or other similar arrangements involving Cyberkinetics, it may be necessary to relinquish valuable rights to Cyberkinetics’ potential products or proprietary technologies, or grant licenses on terms that are not favorable to Cyberkinetics.  If Trafalgar cannot raise funds on acceptable terms, it may not be able to develop or enhance Cyberkinetics’ products, execute its business plan, take advantage of future opportunities, or respond to competitive pressures or unanticipated customer requirements.

Organizations that provide grants for neurotechnology research and development activities may no longer be able to or may no longer decide to provide money in the form of grants or they may not be approached by Cyberkinetics or Cyberkinetics’ customers for funding.  This may adversely affect research and development activities.

Cyberkinetics and Cyberkinetics’ customers have raised money by obtaining grants from the federal government and other organizations to fund research and product development activities using Cyberkinetics’ neurotechnology.  Any past grants received is not a predictor that Cyberkinetics or Cyberkinetics’ customers will choose to or will be able to apply for and receive additional grants in the future.  It may be the case that Cyberkinetics no longer receives any income from organizations that provide grants, which may adversely affect its ability to fund ongoing research and product development activities.  It may also be the case that Cyberkinetics’ customers no longer receive any income from organizations that provide grants, which may adversely affect their ability to fund the purchase of Cyberkinetics’ neurotechnology equipment and will not be able to perform research and development activities.  This may adversely affect Cyberkinetics’ sales.

In the past Cyberkinetics has received additional funding through research grants, such as Small Business Innovation Research (“SBIR”) grants.  There is no assurance that Cyberkinetics will continue to receive or qualify for research grants in the future.

In the past Cyberkinetics has received SBIR grants to fund a portion of its research expenditures.  In the future Cyberkinetics plans to apply for additional research grants, but no assurance can be given that any such research grant application will be approved.  If Cyberkinetics’ grant applications are not approved, or if it receives less grant income than it has in the past, it may harm Cyberkinetics’ ability to bring its proposed products to the marketplace.

Cyberkinetics’ success will depend on its ability to attract and retain key personnel and scientific staff.

Cyberkinetics believes future success will depend on its ability to manage its growth successfully, including attracting and retaining scientists, engineers and other highly skilled personnel.  Cyberkinetics’ key employees are subject to confidentiality, trade secret and non-competition agreements, but may terminate their employment with Cyberkinetics at any time.  Hiring qualified management and technical personnel is difficult due to the limited number of qualified professionals.  Competition for these types of employees is intense in the medical field.  If Cyberkinetics fails to attract and retain personnel, particularly management and technical personnel, it may not be able to continue to succeed in the neurotechnology market.

If Cyberkinetics does not effectively manage its growth, its business resources may become strained and its results of operations may be adversely affected.

Cyberkinetics expects to increase its total headcount subsequent to the Merger.  This growth may provide challenges to the Cyberkinetics’ organization and may strain its management and operations.  Cyberkinetics may misjudge the amount of time or resources that will be required to effectively manage any anticipated or unanticipated growth in its business or it may not be able to attract, hire and retain sufficient personnel to meet its needs.  If Cyberkinetics cannot scale its business appropriately, maintain control over expenses or otherwise adapt to anticipated and unanticipated growth, its business resources may become strained, it may not be able to deliver proposed products in a timely manner and its results of operations may be adversely affected.

Cyberkinetics is subject to potential product liability and other claims and it may not have the insurance or other resources to cover the costs of any successful claim.

Defects in Cyberkinetics’ products could subject it to potential product liability claims that its products are ineffective or caused some harm to the human body.  Cyberkinetics’ product liability insurance may not be adequate to cover future claims.  Product liability insurance is expensive and, in the future, may not be available on terms that are acceptable to Cyberkinetics, if it is available to it at all.  Plaintiffs may also advance other legal theories supporting their claims that Cyberkinetics’ products or actions resulted in some harm.  A successful claim brought against Cyberkinetics in excess of its insurance coverage could significantly harm its business and financial condition.

If Cyberkinetics fails to protect its intellectual property rights, its competitors may take advantage of Cyberkinetics’ ideas and compete directly against it.

Cyberkinetics relies in part on patents, trade secrets and proprietary technology to remain competitive.  It may not be able to obtain or maintain adequate U.S. patent protection for new products or ideas, or prevent the unauthorized disclosure of its technical knowledge or other trade secrets by its employees.  Additionally, the laws of foreign countries may not protect its intellectual property rights to the same extent as the laws of the U.S. Even if its intellectual property rights are adequately protected, litigation may be necessary to enforce them, which could result in substantial costs to Cyberkinetics and substantial diversion of the attention of its management and key technical employees.  If Cyberkinetics is unable to adequately protect its intellectual property, its competitors could use Cyberkinetics’ intellectual property to develop new products or enhance their existing products.  This could harm Cyberkinetics’ competitive position, decrease its market share or otherwise harm its business.

Other parties may sue Cyberkinetics and/or Trafalgar for infringing their intellectual property rights, or Cyberkinetics and/or Trafalgar may have to sue them to protect Cyberkinetics’ intellectual property rights.

There has been a substantial amount of litigation in the medical technology industry regarding patents and intellectual property rights.  The neurotechnology market is characterized by extensive patent and other intellectual property rights, which can create greater potential in comparison to less-developed markets for possible allegations of infringement, particularly with respect to newly-developed technology.  Each of Cyberkinetics and Trafalgar may be forced to defend itself against allegations that it is infringing the intellectual property rights of others.  In addition, each of Cyberkinetics or Trafalgar may find it necessary, if threatened, to initiate a lawsuit seeking a declaration from a court that Cyberkinetics is not infringing the intellectual property rights of others or that these rights are invalid or unenforceable, or to protect its own intellectual property rights.  Intellectual property litigation is expensive and complex and its outcome is difficult to predict.  If Cyberkinetics or Trafalgar does not prevail in any litigation, in addition to any damages it might have to pay, it would be required to stop the infringing activity, obtain a license, or concede intellectual property rights.  Any required license may not be available on acceptable terms, if at all.  In addition, some licenses may be nonexclusive, and, therefore, Cyberkinetics’ competitors may have access to the same technology licensed to it.  If Cyberkinetics fails to obtain a required license or is unable to design around a patent, it may be unable to sell some of its products.

If Cyberkinetics breaches any of the agreements under which it licenses commercialization rights to technology from others, it could lose license rights that are critical to its business.

Cyberkinetics licenses rights to technology that are critical to its business and it expects to enter into additional licenses in the future.  Cyberkinetics is dependent upon such license rights to develop its proposed products.  If Cyberkinetics breaches any agreement covering such rights and as a result loses license rights, Cyberkinetics would be unable to successfully develop its proposed products.

RISKS RELATED TO CAPITAL STRUCTURE

There is no assurance of an established public trading market.

Although Trafalgar’s common stock trades on the OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future.  The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission.  The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time.  The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market").  Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market.  Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price.  Market prices for Trafalgar’s common stock will be influenced by a number of factors, including:

  the issuance of new equity securities pursuant to the Merger, or a future offering;

  changes in interest rates;

  competitive developments, including announcements by competitors of new products or services or significant   contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

  variations in quarterly operating results;

  change in financial estimates by securities analysts;

  the depth and liquidity of the market for Trafalgar’s common stock;

  investor perceptions of Trafalgar and the technologies industries generally; and

  general economic and other national conditions.

Trafalgar’s common stock could be considered a "penny stock."

Trafalgar’s common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Securities Exchange Act of 1934, as amended.  These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years.  The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Broker-dealer requirements may affect trading and liquidity.

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Following the Merger, the former principal shareholders of Cyberkinetics will have significant influence over Trafalgar.

Oxford Bioscience Partners and Global Lifesciences Ventures and their respective affiliates will beneficially own, in the aggregate, over 50% of Trafalgar’s outstanding voting stock following the Merger.  As a result, these former principal shareholders of Cyberkinetics will possess significant influence over Trafalgar, giving them the ability, among other things, to elect a majority of Trafalgar’s Board of Directors and to approve significant corporate transactions.  Such stock ownership and control may also have the effect of delaying or preventing a future change in control of Trafalgar, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of Trafalgar.

Trafalgar does not foresee paying cash dividends in the foreseeable future.

Trafalgar has not paid cash dividends on its stock and does not plan to pay cash dividends on its stock in the foreseeable future.

Potential investors in Trafalgar’s common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor.  This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives.  Compliance with these requirements may make it more difficult for holders of Trafalgar’s common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

DIRECTORS AND SENIOR MANAGEMENT OF TRAFALGAR FOLLOWING THE MERGER

Following completion of the Merger, the Board of Trafalgar will resign and new appointees will consist of directors designated by Cyberkinetics.  The management and directors are anticipated to include:

TIMOTHY R. SURGENOR – President, Chief Executive Officer and Director.  Mr. Surgenor joined Cyberkinetics in 2003 from Haemonetics Corporation (NYSE:HAE), a medical device company located in Braintree, MA where he was Executive Vice President with responsibility for business development, global marketing, quality assurance and regulatory affairs from 1999- 2003. While at Haemonetics, Mr. Surgenor was an active member of the investor relations effort.  From 1994 -1999, Mr. Surgenor was President of Genzyme Tissue Repair, the cell therapy division of Genzyme Corporation (NASDAQ:GENZ) located in Cambridge, MA.  While at Genzyme Tissue Repair, Mr. Surgenor led successful public offerings which raised approximately $100 million.  Previously, Mr. Surgenor was Executive Vice President and Chief Financial Officer of BioSurface Technology, Inc. and also held various positions in operations at Integrated Genetics.  Mr. Surgenor received a B.A. in Biochemistry from Williams College in 1981 and an M.B.A. from Harvard Business School in 1987.

JOHN P. DONOGHUE, Ph.D. – Founder, Chief Scientific Officer and Director.  Dr. Donoghue co-founded Cyberkinetics in 2001.  He is currently the Henry Merritt Wriston Professor at Brown University.  Since 1991, Dr. Donoghue has been Chairman of the Department of Neuroscience and since 1998 he has served as Executive Director of the Brain Science Program at Brown University.  Dr. Donoghue has performed over 20 years of research on brain computer interfaces and his laboratory is internationally recognized as a leader in this field.  His research has been funded by the National Institute of Health (“NIH”), the National Science Foundation (“NSF”), and the Defense Advanced Research Projects Agency (“DARPA”), as well as private foundations.  Dr. Donoghue has over 50 publications, including in top journals such as Nature, Science and the Journal of Neuroscience and he has served on many external advisory panels, including those for the NIH’s Neurology and Mental Health institutes and the space medicine panel of the National Aeronautics and Space Administration (“NASA”).  Dr. Donoghue received an A.B. from Boston University in 1971, an M.S. in Anatomy from the University of Vermont in 1976 and a Ph.D. in Neuroscience from Brown University in 1979.

J. CHRISTOPHER FLAHERTY - Executive Vice President, Technology and Intellectual Property.  Prior to joining Cyberkinetics in 2003, from 2000-2002, Mr. Flaherty was founder, President and Chief Operating Officer of Insulet Corporation located in Beverly, MA, where he oversaw the development of the first fully disposable programmable infusion pump for subcutaneous delivery of insulin for diabetic patients.  From 1996 – 2003, Mr. Flaherty co-founded and was Executive Vice President of TransVascular, Inc. located in Menlo Park, CA (and recently acquired by Medtronic), where he led the development of numerous interventional products including an ultrasonically guided drug delivery catheter and a system of interventional products used by a cardiologist to perform the first ever completely percutaneous coronary bypass procedure.  Mr. Flaherty has also held positions at Pfizer (NYSE:PFE) and Strato Medical.  Mr. Flaherty earned a B.S. in Aeronautical and Electrical Engineering from MIT in 1985.

BURKE T. BARRETT - Vice President, Clinical Operations.  Immediately prior to joining Cyberkinetics in 2003, Mr. Barrett was Vice President of Clinical and Regulatory Affairs at Cardiofocus, Inc., a developer of laser-based cardiac treatments.  From 1997 - 2002, Mr. Barrett held various positions at Cyberonics, Inc. (NASDAQ:CYBX), including Vice President, Business and Technology Development.  Mr. Barrett was responsible for a number of IDE trials as well as for the process of finding new applications for Cyberonics' technology.  Previously, Mr. Barrett held positions in business development, clinical and regulatory affairs at Biofield Corporation (OTCBB:BZET), Dornier Medical Systems and Bausch & Lomb (NYSE:BOL).  Mr. Barrett received Bachelors Degrees in Chemical Engineering and Chemistry from Syracuse University in 1985 and an M.B.A. from Kennesaw University in Atlanta, GA in 1992.

JON P. JOSEPH, Ph.D. - Vice President, R&D and Applications Development.  Dr. Joseph joined Cyberkinetics in 2003.  From 2001–2003, Dr. Joseph was the Chief Technology Officer and Vice President of Engineering and New Technologies of the NeuroCare Division of VIASYS Healthcare (NYSE:VAS), a medical device company located in Madison, WI with a leading share of the hospital epilepsy monitoring business.  Dr. Joseph joined Nicolet Biomedical in 1990 and held a number of program and research management assignments, including VP New Technology and Software Quality from 1997 - 2001.  Prior, Dr. Joseph was an Assistant Professor at the University of Wisconsin, Madison where he founded the Biomagnetic Research Laboratory for brain research.  He received a B.A. in Physics from Carleton College in Northfield, Minnesota in 1979 and a Ph.D. in Physics with a focus in Neuroscience from the University of Wisconsin, Madison in 1987.

NANDINI MURTHY - Vice President, Regulatory Affairs and Quality Systems.  Prior to joining Cyberkinetics in 2003, Ms. Murthy was the Director of Regulatory and Quality Systems from 2001-2002 at Aspect Medical Systems (NASDAQ:ASPM) a medical device company located in Newton, MA, specializing in brain monitoring systems.  Prior to that, from 1999-2001, Ms. Murthy held regulatory positions at Thoratec (NASDAQ:THOR) located in Pleasanton, CA.  She also held regulatory positions at Hologic, Inc. (NASDAQ:HOLX), USCI Division of C.R.Bard (NYSE:BCR), Technomed and Toxikon.  Ms. Murthy received her B.S. in Chemistry, Zoology and Environmental Science from St. Joseph's College in Bangalore, India in 1987 and an M.S. in Environmental Science from the University of Massachusetts, Boston in 1990.

KIMI IGUCHI - Vice President, Finance.  Ms. Iguchi has an extensive background in accounting, financial and external reporting, planning and budgeting.  Immediately prior to joining Cyberkenetics in 2004, Ms. Iguchi worked in a variety of foles at Mellennium Pharmaceuticals from 1998 - 2004.  Ms. Iguchi served as head of finance for the Biotherapeutics  Subsidiary, building the organization, and most recently as senior director, Financial Reporting and Analysis, where she was responsible for long range planning and corporate strategy.   Ms. Iguchi was the Senior Manger of External Reporting at Biogen, Inc. from 1996 - 1998.  Ms. Iguchi is a CPA and was a public accountant at Coopers and Lybrand from 1987 - 1995.Ms Iguchi received her B.S. in Chemistry from Drew University and  an MBA from Northeastern.

Outside Board of Directors

MARK P. CARTHY- General Partner, Oxford Bioscience Partners. Director  Mr. Carthy has been Chairman of the Board of Directors of Cyberkinetics since August 2002.  Mr. Carthy joined Oxford Bioscience Partners in October of 2000.  From 1998-2000, he was an advisor to Kummell Investments Limited, a Morningside Group affiliate, on its venture capital portfolio.  Prior to Morningside, he was employed as Chief Business Officer of Cubist Pharmaceuticals, Inc. (NASDAQ:CBST) and Senior Director of Business Development at Vertex Pharmaceuticals Inc. (NASDAQ:VRTX).  Mr. Carthy is a Director of a number of privately-held companies including ActivX Technology, Artesian Therapeutics, Inc., Astex Technologies Ltd., Ensemble, ImpactRx Inc., PowderMed Ltd., Scion Pharmaceuticals, Solexa Ltd. and Xanthus Life Sciences, Inc.  He received his B.E. in chemical engineering from University College Dublin, Ireland in 1982, an M.S. in chemical engineering from University of Missouri in 1983 and an M.B.A. from Harvard Business School in 1987.

PHILIP W. MORGAN- Partner, Global Life Science Ventures. Director Mr. Morgan has been a Director of Cyberkinetics since August 2003.  Mr. Morgan joined Global Life Science Ventures, which is located in Zug, Switzerland, Munich, Germany and London, England, in 1996 after running a successful consultancy practice covering the pharmaceutical and medical device industries.  Previously, Mr. Morgan was Healthcare and Biotechnology Investment Specialist with UK-based 3i plc where he worked on both European and American investments. Here he was involved in transactions for both early-stage and later stage companies, several of which are now listed on the London Stock Exchange, and also participated in leveraged buy-outs.  Mr. Morgan has also held management roles with Rhône Poulenc (now Aventis (NYSE:AVE)), Johnson & Johnson (NYSE:JNJ) and C.R. Bard Inc. (NYSE:BCR). Mr. Morgan is a Director of the Global Life Science Ventures (GP) Ltd., the GLSV Special Partner Ltd. and Munich Biotech AG. He received his B.Sc. in Chemistry and Physics at the University of London in 1968 and his M.A. in Marketing at the University of Lancaster in 1971.

GEORGE N. HATSOPOULOS, Ph.D.- Founder, Chairman and Chief Executive Officer, Pharos.  Director.  Dr. Hatsopoulos is the founder of Thermo Electron Corporation (NYSE:TMO), a world leader in analytical and monitoring instruments.  He served as Chairman and Chief Executive Officer from its founding in 1956 until his retirement in 1999.  During his tenure, Thermo Electron grew into an international company with over 24,000 employees in 23 countries, and created 23 publicly traded corporations addressing diverse markets varying from heart assist devices to biomass electric generation.  Dr. Hatsopoulos was trained at the National Technical University of Athens and MIT, where he received his Bachelors degree in 1949, his Masters degree in 1950, his Engineers degree in 1954, and his Doctorate degree in 1956.  He was on the faculty of MIT from 1956 - 1962 and a Senior Lecturer until 1990.

NICHOLAS G. HATSOPOULOS, Ph.D.- Assistant Professor, University of Chicago.  Founder and Director.  Since 2002, Dr. Hatsopoulos has been an Assistant Professor in Organismal Biology and Anatomy at the University of Chicago.  From 1998-2001, Dr. Hatsopoulos was an Assistant Professor of Research in the Department of Neuroscience at Brown University.  Dr. Hatsopoulos has completed two postdoctoral research fellows, one in the Department of Neuroscience at Brown University and the other in the Computation Neuroscience Program at the California Institute of Technology.  Currently his research focuses on the neural basis of motor control and learning and he is investigating what features of motor behavior are encoded and how this information is represented in the collective activity of neuronal ensembles in the motor cortex.  Dr. Hatsopoulos completed his B.A. in Physics from Williams College in 1984, his M.S. in Psychology in 1991 and his Ph.D. in Cognitive Science from Brown University in 1992.

Family Relationships

George N. Hatsopoulos is the father of Nicholas G. Hatsopoulos.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT FOLLOWING THE MERGER

The following table sets forth information with respect to the anticipated levels of beneficial ownership of our common stock owned after giving effect to the Merger by:

  each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

  each of our executive officers;

  each of our directors; and

  all of our executive officers and directors as a group.

We currently have 3,720,000 shares of our common stock issued and outstanding.  In connection with the Merger, we will effectuate the Stock Split and redeem a total of 1,500,000 shares of common stock owned by certain of our shareholders in exchange for $15,000 or $0.01 per share upon the closing of the Merger.   Pursuant to the terms of the Merger, we anticipate that 12,605,168 shares of our common stock will be issued to Cyberkinetics’ shareholders along with options to purchase an additional 2,824,863 shares of our common stock and warrants to purchase an additional 81,619 shares of our common stock, which could result in up to 16,561,650 shares of our common stock outstanding after giving effect to the Merger.

THE MERGER WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY CYBERKINETICS’ MANAGEMENT AND SHAREHOLDERS AND THE ASSUMPTION OF CYBERKINETICS’ OPERATIONS AND LIABILITIES.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Merger by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title Of Class	Name and Address Of Beneficial Owner	Amount Of Beneficial Ownership	Percent Of Class

	Directors and Executive Officers:

Common Stock	Timothy R. Surgenor (1) President, CEO and Director 100 Foxborough Blvd., Suite 240 Foxborough, MA 02035	393,750	2.80%
Common Stock	John P. Donoghue Founder, CSO and Director 100 Foxborough Blvd., Suite 240 Foxborough, MA 02035	302,615	2.22%
Common Stock	J. Christopher Flaherty (2) EVP, Technology and Intellectual Property 100 Foxborough Blvd., Suite 240 Foxborough, MA 02035	66,250	*
Common Stock	Burke T. Barrett VP, Clinical Operations 100 Foxborough Blvd., Suite 240 Foxborough, MA 02035	0	*
Common Stock	Jon P. Joseph VP, R&D and Applications Development 100 Foxborough Blvd, Suite 240 Foxborough, MA 02035	0	*
Common Stock	Nandini Murthy (3) VP, Regulatory Affairs and Quality Systems 100 Foxborough Blvd., Suite 240 Foxborough, MA 02035	37,500	*
Common Stock	Kim Iguchi VP,Finance 100 Foxborough BLVD, Suite 240 Foxborough, MA 02035	0	*
Common Stock	Nicholas G. Hatsopoulos Founder and Director 1027 East 57th St. Chicago, IL 60637	302,715	2.22%
Common Stock	Mark P. Carthy (4) Director 222 Berkeley St., Suite 1650 Boston, MA 02116	6,888,889	50.46%
Common Stock	Philip W. Morgan (5) Director PO Box 431 Alexander House 13-15 Victoria Rd. St. Peter Port Guernsey, GY1 3ZD	2,000,000	14.65%
Common Stock	George N. Hatsopoulos (6) Director 233 Tower Road Lincoln, MA 01773	1,222,222	8.95%
Common Stock	All directors and executive officers as a group (11 persons) (7)	11,213,941	79.25%
	Five Percent Stockholders:

Common Stock	Oxford Bioscience Partners and affiliated entities (4) 222 Berkeley St., Suite 1650 Boston, MA 02116	6,888,889	50.46%
Common Stock	Global Life Science Ventures and affiliated entities (5) PO Box 431 Alexander House 13-15 Victoria Rd. St. Peter Port Guernsey, GY1 3ZD	2,000,000	14.65%
Common Stock	GDH Partners, L.P. (6) 233 Tower Road Lincoln, MA 01773	1,222,222	8.95%

* Indicates less than 1.0%

(1)

(1)    Includes options to purchase 393,750 shares of common stock exercisable within 60 days of the closing date of the Merger.

(2)

(2)    Includes options to purchase 66,250 shares of common stock exercisable within 60 days of the closing of the Merger.

(3)

(3)    Includes options to purchase 37,500 shares of common stock exercisable within 60 days of the closing of the Merger.

(4)

(4)    Includes 6,820,458 shares held by Oxford Bioscience Partners IV, L.P. and 68,431 shares held by mRNA Fund II, L.P.  Mr. Carthy, a Director of Cyberkinetics since 2002, is a general partner of OBP Management IV L.P., which is the general partner of the foregoing funds.  As a general partner of the OBP Management IV L.P., Mr. Carthy may be deemed to share voting and investment powers for the shares held by the foregoing funds.  Mr. Carthy disclaims beneficial ownership of the shares held by funds affiliated with Oxford Bioscience Partners except to the extent of his proportionate pecuniary interest therein.

(5)

(5)    Includes 1,125,000 shares held by The Global Life Science Ventures Fonds II GmbH & Co., KG and 875,000 shares held by The Global Life Science Ventures Fund II, L.P.  Mr. Morgan, a Director of Cyberkinetics since 2003, is a partner of The Global Life Science Ventures II.  Mr. Morgan disclaims beneficial ownership of all shares issued or issuable to the foregoing entities, except to the extent of his proportionate pecuniary interest, but exercises shared voting and investment power with respect to some of these shares.

(6)

(6)    Includes 1,222,222 shares held by GDH Partners L.P.  Dr. Hatsopoulos, a Director of Cyberkinetics since 2002, is a limited partner of GDH Partners L.P. and a minority owner of GDH Management, LLC, which is a general partner of GDH Partners L.P.  As a limited partner, Dr. Hatsopoulos may be deemed to share voting and investment powers for the shares held GDH Partners L.P.  Dr. Hatsopoulos disclaims beneficial ownership of the shares held by GDH Partners L.P., except to the extent of his proportionate pecuniary interest therein.

(7)

(7)    Includes options to purchase 497,500 shares of common stock exercisable within 60 days of the closing of the Merger.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and generally includes voting or investment power with respect to securities.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Cyberkinetics’ common stock shown as beneficially owned by him/her.

INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND

PRINCIPAL SHAREHOLDERS IN THE MERGER

Some of the directors and executive officers of Cyberkinetics have interests in the Merger that are different from, or are in addition to, the interests of their shareholders.  These interests include positions as directors or executive officers of Trafalgar following the Merger, potential benefits under employment or benefit arrangements as a result of the Merger, and potential severance and other benefit payments in the event of termination of employment following the Merger.  On July 23, 2004, Cyberkinetics’ directors, executive officers and their affiliates owned approximately 79.25% of Cyberkinetics common stock entitled to vote on adoption of the Merger Agreement.  The Board of Trafalgar was aware of these interests and considered them in approving the Merger.

ANTICIPATED OPERATIONS FOLLOWING THE MERGER

Business Overview.  Cyberkinetics is a clinical development stage company with a platform technology that builds on over a decade of scientific effort.  Results of this work have included reports of the use of a multi-electrode brain-computer interface technology to enable monkeys to play computer games and control robotic devices using their brain waves alone.  Cyberkinetics intends to develop implantable medical devices and software for human use that will be designed to detect and interpret brain activity in real time.

Cyberkinetics plans to develop and commercialize proprietary products that allow for the simultaneous monitoring of a highly dense population of hundreds of neurons.  Cyberkinetics intends to develop products that monitor neural activity, detect patterns in that activity and link the neural activity to a specific action and/or therapy.  Cyberkinetics intends to establish a leadership position in the fields of functional restoration (i.e., the ability to communicate with electrical devices to perform those functions that the body is no longer able to perform autonomously or on command) and intends to capture a leadership position in monitoring and treating neurological disorders by addressing the needs of some patients who do not respond to conventional drug therapy.

Products.  Cyberkinetics is developing products that are designed for use in functional restoration, as well as for monitoring, diagnosis and therapy.

  Cyberkinetics’ first generation product, the BrainGate™ system, is intended to allow a disabled person to control a computer using thought.  This system utilizes a long-term implantable sensor, which incorporates a through-the-skin connector system.

  Cyberkinetics is developing a totally implantable BrainGate™ system which will leverage the existing BrainGate™ technology, but will replace the need for a through -the- skin connector system with a short-range telemetry system.  The system is currently under development and will utilize the same implantable sensor as the first generation product, permitting a clear clinical development path.

  Cyberkinetics is also leveraging the BrainGate™ system to develop a short-term (0-30 days) intra-operative and post-operative cortical monitoring product, the NeuroPort™ device.  Cyberkinetics believes that this product may represent a novel offering in the existing market for cortical monitors by providing a new dimension of information from a dense population of neural cells.

First Product:  The BrainGate™ system is based on the pre-clinical finding that neural signals can be interpreted by a computer to provide an alternate “neural pathway,” as long as brain function is in-tact and able to generate neural signals.  In all primates, the neurons in the motor cortex of the brain normally send their instructions to the spinal cord, which in turn drives muscles.  The BrainGate™ system is designed to bypass this natural output path (which is interrupted in paralyzed patients), and decode the activity with external computers.  The resulting signal may be used to operate a computer or other devices which can be controlled by computers, such as robotic devices or muscle stimulation systems, which may allow the movement of paralyzed limbs.

The BrainGate™ system includes a brain interface (a chronic passive implantable sensor assembly), signal processing and decoding and an output signal that is designed to be used as a computer control input, much like a computer mouse.  The sensor assembly is designed to operate by detecting the activity of neurons in the primary motor area of the cerebral cortex of the brain, where voluntary movement out put is generated.  External components are designed to process the brain’s activity (signals) into a predication of desired movement.  The predicated movement may be represented by cursor motion on a computer screen.

The BrainGate™ system is being designed and developed to allow people who are quadriplegic to recover a host of abilities that normally rely on the hands, through a direct connection to the brain.  Key elements of the product strategy include:

  No reliance on muscles.

  Ability to sense patient intentions in order to limit caregiver interaction.

  Fast, reliable control of a personal computer as means to controlling environment and gaining independence.

  Neural output signal modes patterned after a personal computer mouse and keyboard.

It is expected that people using the BrainGate™ system would employ a personal computer as a gateway to a range of self-directed activities.  These activities may extend beyond typical computer functions such as communication to include the control of objects in their environment such as televisions and lights, robotics such as wheelchairs, or the potential to control an external or implanted FES system giving them the ability to move their own limbs.

Totally Implantable System:  Cyberkinetics is developing a totally implantable sensor and signal transmission system for long-term use in humans. This system is expected to leverage sensor elements from the BrainGate™ system, coupled with a novel chip in an implantable case to amplify and digitize neural signals inside the body. The digitized information would then be transmitted using short-range telemetry to the external environment without the need for a through-the-skin connector. This device would also receive power from an external source through short-range telemetry.

Cortical monitor:  Cyberkinetics is developing a short-term (0-30 days) intra-operative and post-operative cortical monitoring product which is designed to be used during a craniotomy.  There are more than 200,000 craniotomies performed each year in which neurosurgeons expose the surface of the brain for a variety of reasons.  A small percentage of craniotomies are performed solely for the purpose of directly monitoring the brain.  Use of the NeuroPort™ device will initially be targeted to this group of patients.

The Cyberkinetics’ NeuroPort™ device is designed to leverage the BrainGate™ technology, to provide physicians with neural signals that could be analyzed and evaluated in the context of predicting the onset of episodic neurological disorders.  While this product is expected to generate some revenue for Cyberkinetics, its primary value is expected to be as a platform for developing integrated therapies with the neurological signals received.

Future Product Potential:  In the future, Cyberkinetics’ believes there may be great value in developing a long-term, chronic implant, which could provide a breakthrough in the ability to detect and respond to the onset of abnormal activity patterns in the brain.  The chronic implant would be a culmination of Cyberkinetics’ ability to leverage the NeuroPort™ device for data collection and analysis as well as the ability to leverage the totally implantable system to combine for a closed loop application.

Market Opportunity.  Cyberkinetics’ first generation devices are designed to restore functionality for a limited, immobile group of severely motor-impaired patients who suffer from spinal cord injury, severe stroke, muscular dystrophy and Amyotrophic Lateral Sclerosis (“ALS”).  This patient group represents a clear pathway to regulatory approval and a potential $500 million market opportunity.  Cyberkinetics believes that there are approximately 400,000 individuals in the U.S. with paralyzed limbs, and that over 150,000 of these are partial or complete quadriplegics.

With the development of a totally implantable product, Cyberkinetics could grow its customer base to potentially include those individuals whose injuries are less severe.  In these individuals, Cyberkinetics may be able to provide the independent ability to control devices which allow breathing, bladder and bowel movements, as well as restore sexual functionality.  In addition, the BrainGate™ device could be connected to machines that control user movement, such as wheelchairs or Functional Electrical Stimulation (“FES”) systems for patient-control of their own limbs.

The market for long-term implantable devices in the brain and nervous system is estimated by industry analysts to exceed $1 billion in revenues in 2004.  There are estimated to be over 50,000 individuals in the U.S. with long-term implants in the head or neck, which are intended to treat Parkinson’s disease, epilepsy or hearing deficits. Cyberkinetics also may target the neuromodulation market by developing products that are designed to treat those patients who do not respond to drug therapy.  Currently, these patients may be treated with a range of invasive treatments, including surgical removal of a portion of the brain or an implanted medical device that delivers electrical stimulation to lessen the effects of the disease.  Current devices are large, involve repeat surgeries to change batteries, and often require patient intervention. Cyberkinetics believes it may have an early entry into this market with the NeuroPort™ device.

Competition.  Cyberkinetics faces many types of potential competitors, including academic labs, large public corporations and small venture-funded companies.  There are other large academic groups working in the area of reading and interpreting neural signals for the purpose of controlling external devices.  These groups have demonstrated additional proof of concept, but use systems that cannot be easily converted to human use.

One potential competitor, Neural Signals, has implanted several long-term dual electrode sensors in quadriplegic patients and has successfully demonstrated that these patients can achieve neural control.  However, their device is custom-made, and Cyberkinetics believes that this system is not practical for large-scale manufacture and is limited based on its dual electrode nature (Cyberkinetics’ array uses 100 electrodes).  Cyberkinetics’ BrainGate™ system also faces competition from non-invasive solutions for assisting quadriplegics, such as voice recognition, EEG monitoring and eye-movement interpretation.

Other competitors offer a wide variety of devices to treat neurological conditions.  However, Cyberkinetics believes that the competitive advantage lies in the ability to directly monitor cortical cells in a repeatable, reliable manner.  Currently, most companies sell devices that provide stimulation features only.  Cyberkinetics may pursue opportunities to partner with these companies.

Intellectual Property.  Cyberkinetics has developed and is continuing to expand a broad intellectual property portfolio.  In the forming stages of Cyberkinetics, an exclusive license from Emory University was obtained for an extremely broad patent covering a system that achieves a brain-machine interface by processing multicellular brain signals.  Exclusive licenses were also obtained from the University of Utah for patents covering Cyberkinetics’ electrode array technology and the insertion mechanism used in the surgical placement of the array.  In addition to the three issued patents, Cyberkinetics has multiple patent applications currently pending with the United States and International patent offices, and a large number of invention disclosures targeted for submittal this year.

This strong and growing intellectual property portfolio has enabled Cyberkinetics to successfully leverage and protect its leadership position in the field.  The portfolio covers many aspects of the current system and defines an evolutionary pathway of enhancements to the products to support expansion into new patient populations.

Government Regulation.  The FDA and comparable regulatory agencies in foreign countries regulate extensively the manufacture and sale of the medical products that Cyberkinetics currently is developing.  The FDA has established guidelines and safety standards that are applicable to the nonclinical evaluation and clinical investigation of medical devices and stringent regulations that govern the manufacture and sale of these products.  The process of obtaining FDA approval for a new product usually requires a significant amount of time and substantial resources.

Cyberkinetics is investigating the potential to seek and obtain initial approval from the FDA to market the BrainGateTM system under an HDE for a target population of severely motor-impaired individuals rather than obtaining approval from the FDA to market the BrainGateTM system under a PMA.  Approval of an HDE by the FDA requires that Cyberkinetics demonstrate that the BrainGateTM system is safe, potentially effective and that its benefits outweigh its associated risks.

Following its development, Cyberkinetics plans to seek approval from the FDA to market the totally implantable version of the BrainGateTM system under a PMA.  Approval of a PMA by the FDA requires that Cyberkinetics demonstrate the totally implantable version of the BrainGateTM system is both safe and effective.

Cyberkinetics is investigating the potential to seek and obtain approval from the FDA to market the NeuroPortTM device under a 510(k) approval.  Approval of a 510(k) by the FDA requires that Cyberkinetics demonstrate that NeuroPortTM device has a safety and efficacy profile that is substantially equivalent to other products that are already on the market.  Cyberkinetics intends to submit a 510(k) application to the FDA before the end of 2004.

Clinical Trials.  Cyberkinetics has received an IDE from the FDA to conduct a pilot clinical trail of the BrainGate™ system.  This trial is currently in process and it is designed to demonstrate both the safety and the feasibility of a thought-based interface with a personal computer, which can replace the use of hands on a keyboard and mouse.  More specifically, the study is designed to test and support three successive objectives:

  Demonstrate that the BrainGate™ system is able to detect neural signals from the motor cortex during the duration of the study;

  Demonstrate that quadriplegic patients are able to modulate the activity of their motor cortex and that the BrainGate™ system can use those neural signals to give the patient control of a cursor on a computer through imagined movement by the patient; and

  Assess the patient’s ability to use the BrainGate™ system to perform tasks similar to those required to operate a personal computer and assistive technologies.

Cyberkinetics intends to evaluate the performance of five patients for a period of 12 months.  Preliminary results from this trial may be available as early as the beginning of 2005.  Following results of the pilot clinical trial, Cyberkinetics intends to conduct additional trials to support FDA clearance of its products.

Employees.  At July 15, 2004, Cyberkinetics employed 32 full-time employees.  Approximately 20 of its employees are involved in research and clinical development activities.  Five of Cyberkinetics’ employees hold Ph.D. or M.D. degrees.  Cyberkinetics believes that its relationship with its employees is good.

Facilities.  Cyberkinetics’ headquarters are located in Foxborough, Massachusetts and its engineering and manufacturing facilities are in Salt Lake City, Utah.  Cyberkinetics leases approximately 6,169 square feet of space in Foxborough, Massachusetts and 11,230 square feet of space in Salt Lake City, Utah, which is adequate for its purposes for the next 12 months.  The leases expire on March 31, 2007 and August 30, 2004, respectively.

Legal Proceedings.  From time to time, Cyberkinetics may be involved in litigation relating to claims arising out of its operations in the normal course of business.  Cyberkinetics currently is not a party to any legal proceedings, the adverse outcome of which, in its management’s opinion, individually or in the aggregate, would have a material adverse effect on its results of operations or financial position.

PRIVATE OFFERING BY CYBERKINETICS

General.  In May 2004, Cyberkinetics signed an agreement with First Albany Capital (“FAC”), an investment banker, to act as Cyberkinetics’ exclusive placement agent in connection with the private offering, issuance and sale of its common stock, preferred stock, convertible debentures, debt or any other securities by Cyberkinetics’ or other similar financing transaction.  In this capacity, FAC agreed to seek commitments from investors to purchase the securities.  FAC agreed to act as Cyberkinetics’ agent and not on an underwritten basis.  In exchange for FAC services, Cyberkinetics paid a nonrefundable retainer fee, and agreed to pay a transaction fee equal to 7.0% of the aggregate gross proceeds received by Cyberkinetics from the sale of the securities in any transaction occurring prior to December 31, 2004.  At June 30, 2004, Cyberkinetics had paid or incurred the expense of $25,000 associated with services rendered by FAC.  In July 2004, Cyberkinetics commenced a private offering of at least $8.0 million of its common stock issue with FAC.  The shares will be sold only to "accredited investors" as defined in Regulation D under the Securities Act of 1933.

Use of Proceeds.  Cyberkinetics anticipates that the net proceeds from its private offering (assuming the sale of $8.0 million of shares) will be approximately $7.2 million after deducting anticipated offering expenses.  The actual net proceeds will depend upon the number of shares sold by Cyberkinetics and the actual offering expenses it incurs.

The net proceeds from Cyberkinetics’ sale of shares will be used to fund working capital expenses.

We may also use a portion of the net proceeds for the acquisition of businesses, technologies or products, which we believe are complimentary to those of Cyberkinetics.  There are no contracts or agreements to do so, however.

Registration Rights.  In its private offering, Cyberkinetics will agree to cause us to file a registration statement after the Merger is completed to register the sales of the shares of common stock sold in the private offering.  We will be obligated to file a registration statement within 90 days of the Merger's close.  In addition, we have agreed to assume Cyberkinetics obligations to register shares held by certain of its investors after the close of the Merger.

ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE MERGER

We will assume Cyberkinetics’ assets and liabilities following the Merger.  Cyberkinetics’ management anticipates that after giving effect to the Merger, substantial additional capital will be required to implement its business plan. However, there can be no assurance that management will be successful.  If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our shareholders will be reduced, shareholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock.  There can be no assurance that additional financing will be available on terms favorable to us or at all.  If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures.  Such inability could harm its business, results of operations and financial condition.

WHAT WE NEED TO DO TO COMPLETE THE MERGER

We will complete the Merger with Cyberkinetics only if the conditions set forth in the Merger Agreement are satisfied or, in some cases, waived.  These conditions include:

  the approval and adoption of the Merger Agreement by the requisite vote of the shareholders of Cyberkinetics;

  no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or governmental entity which prohibits, restrains, enjoins or restricts the consummation of the Merger;

  accuracy of each company’s representations and warranties;

  performance by each company of its obligations under the Merger Agreement;

  the mailing of this information statement to all Trafalgar shareholders as of the record date; and

  Cyberkinetics securing a private offering of  $8.0 million to be completed simultaneously with the Merger.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this information statement contain certain “forward-looking” statements.  Forward-looking statements are statements that estimate the happening of future events are not based on historical fact.  Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms.  The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable.  Our future operating results, however, are impossible to predict and no representation, guarantee, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment.  To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements.  We cannot guarantee that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

FINANCIAL AND OTHER INFORMATION

TRAFALGAR AUDITED FINANCIAL STATEMENTS

The financial statements of Trafalgar as of April 30, 2002 and 2003 are contained in Trafalgar’s Registration Statement on Form SB-2 (Amendment No. 11), as filed with the SEC on November 26, 2003.  A copy of the audited financials is attached hereto as Exhibit G to this information statement.  The financial statements were audited by Morgan & Company, independent auditors.  You are encouraged to review the financial statements and related notes.

CYBERKINETICS AUDITED FINANCIAL STATEMENTS

The financial statements of Cyberkinetics for the years ended December 31, 2003 and December 31, 2002 are attached hereto as Exhibit H.  These statements have been audited by Ernst & Young LLP, independent public accounting firm.  You are encouraged to review the financial statements and related notes.

SUMMARY FINANCIAL INFORMATION

The following gives a summary of the most recent balance sheet data of Trafalgar as of January 31, 2004 (unaudited) and as of April 30, 2003 and the statements of operations data of Trafalgar for the nine months ended January 31, 2004 (unaudited) and for the year ended April 30, 2003.

Statement of Operations	Trafalgar Nine month period ended January 31, 2004 (unaudited)	Trafalgar Year ended April 30, 2003
Revenue	$ 0	$ 0
Net Loss	$ 25,297	$ 38,100
Net Loss Per Share	$ (0.01)	$ (0.01)
	At	At
Balance Sheet	January 31, 2004 (unaudited)	April 30, 2003

Total Assets	$ 15,603	$ 40,900
Total Liabilities	$ 1,000	$ 1,000
Shareholders’ Equity	$ 14,603	$ 39,900

The following gives a summary of the most recent balance sheet data of Cyberkinetics as of March 31, 2004 (unaudited) and as of December 31, 2003 and the statements of operations data of Cyberkinetics for the three months ended March 31, 2004 (unaudited) and the year ended December 31, 2003.

Consolidated Statement of Operations	Cyberkinetics Three months ended March 31, 2004 (unaudited)	Cyberkinetics Year ended December 31, 2003
Revenue	$317,845	$1,284,001
Net Loss	$(1,101,496)	$(3,520,032)
Net Loss Attributed to Common Stockholders	$(1,309,879)	$(4,177,228)
Net Loss Per Share- basic and diluted	$(0.44)	$(1.40)
	At	At
Consolidated Balance Sheet	March 31, 2004 (unaudited)	December 31, 2003

Total Assets	$5,045,749	$6,053,566
Total Liabilities	$919,750	$890,105
Redeemable Convertible Preferred Stock	$9,948,685	$9,740,302
Total Stockholders’ Deficit	$(5,822,687)	$(4,576,841)

This information is only a summary.  You should also read the historical information, management’s discussion and analysis and related notes of Trafalgar contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the nine month period ended January 31, 2004, which are incorporated by reference into this document and the historical financial statements, management’s discussion and analysis and related notes for Trafalgar contained elsewhere in this document.

We are providing above financial and other information for informational purposes only.  It does not necessarily represent or indicate what the financial position and results of operations of Trafalgar will be once the Merger is concluded.

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statements give effect to Merger and is based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of Cyberkinetics and notes thereto for the year ended December 31, 2003 and as of and for the quarter ended March 31, 2004. The historical results of Trafalgar are incorporated by reference to its Form SB-2 and its Form10-QSB for the quarters ended January 1 and October 31, 2003 and for the 12 month period ended October 31, 2003 and as of and for the quarter ended January 31, 2004. The transaction is being treated as a reverse acquisition and a recapitalization. Cyberkinetics is the acquirer for accounting purposes. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the dates indicated or the results which may be obtained in the future.

The following unaudited pro forma consolidating balance sheet as of March 31, 2004 gives effect to the transaction as if it had occurred on March 31, 2004. The following unaudited pro forma consolidating statement of operations for the quarter ended March 31, 2004 and for year ended December 31, 2003 gives effect to the transaction as if it had occurred on January 1, 2003.

The pro forma balance sheets and operating data presented are not necessarily indicative of the results that actually would have occurred if the Merger had been completed on the assumed date(s) nor are the statements necessarily indicative of future combined financial position or earnings.  The data presented should be read in conjunction with the financial statements of Trafalgar and Cyberkinetics.

Proforma Balance Sheet
	Cyberkinetics, Inc. March 31, 2004	Trafalgar Ventures Inc. January 31, 2004	Pro Forma Adjustments	Adjustment Number	Cyberkinetics, Inc. Pro Forma Consolidated
Assets
Current assets:
Cash and cash equivalents	$ 3,943,299	$ 15,603	$ (15,603)	1	$ 3,943,299
Accounts receivable	151,971				151,971
Inventory	43,579				43,579
Prepaid expenses and other current assets	42,049	-			42,049
Total current assets	4,180,898	15,603	(15,603)		4,180,898

Net Property and equipment	587,643				587,643
					-
Intangible Assets, net of amortization of $95,524	164,672				164,672
Deposits and other assets	18,509				18,509
Goodwill	94,027				94,027
Total long-term assets	277,208	-			277,208

Total assets	$ 5,045,749	$ 15,603	$ (15,603)		$ 5,045,749

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	122,660	1,000	(1,000)	1	122,660
Accrued expenses	361,868				361,868
Deferred revenue	60,432				60,432
Current portion of notes payable	67,367				67,367
Total current liabilities	612,327	1,000	(1,000)		612,327

Long-term obligations	307,424				307,424

Preferred stock	9,948,685		(9,948,685)	3	-
					-
Stockholders’ equity (deficit):					-
Common stock in escrow			(13,000)	3	(13,000)
Common stock	300	3,720	(2,542)	3	1,478
Additional paid-in capital	571,740	74,280	9,964,227	3	10,610,247
Deferred compensation	(128,803)				(128,803)
Deficit accumulated during the development stage	(6,265,924)	(63,397)	(14,603)	1	(6,343,924)
Total stockholders’ equity (deficit)	(5,822,687)	14,603	9,934,082		4,125,998

Total liabilities and stockholders’ equity (deficit)	$ 5,045,749	$ 15,603	$ (15,603)		$ 5,045,749

Proforma Consolidating (Unaudited) For the Three Months Ended
Statement of Operations	Cyberkinetics, Inc. March 31, 2004	Trafalgar Ventures Inc. January 31, 2004	Pro Forma Adjustments	Adjustment Number	Cyberkinetics, Inc. Pro Forma Consolidated
Revenue:
Product sales	$128,682				$128,682
Grant income	189,163				189,163
Total revenue	317,845	0			317,845

Operating expenses:
Cost of goods sold	82,230				82,230
Research and development	629,830	1,800	(1,800)	2	629,830
Sales and marketing	71,107				71,107
General and administrative	642,572	5,587	(5,587)	2	642,572
Total operating expenses	1,425,739	7,387	(7,387)		1,425,739

Operating margin	(1,107,894)	(7,387)	7,387		(1,107,894)

Interest income	13,045				13,045
Interest expense	(6,647)				(6,647)
Net interest income	6,398	-	-		6,398

Net loss	$(1,101,496)	$(7,387)	$7,387		$(1,101,496)

Weighted average shares outstanding					12,415,168

Basic/diluted earnings per share					$(0.09)

Proforma Consolidating (Unaudited)
Statement of Operations	Cyberkinetics, Inc. For the Year Ended December 31, 2003	Trafalgar Ventures Inc. For the Twelve Months Ended October 31, 2003	Pro Forma Adjustments	Adjustment Number	Cyberkinetics, Inc. Pro Forma Consolidated
Revenue:
Product sales	$509,379	-			$509,379
Grant income	774,622	-			774,622
Total revenue	1,284,001	0			1,284,001

Operating expenses:
Cost of goods sold	258,801	-			258,801
Research and development	2,600,396	11,000	(11,000)	2	2,600,396
Sales and marketing	263,410	-			263,410
General and administrative	1,740,565	18,726	(18,726)	2	1,740,565
Total operating expenses	4,863,172	29,726	(29,726)		4,863,172

Operating margin	(3,579,171)	(29,726)	29,726		(3,579,171)

Interest income	66,611	-			66,611
Interest expense	(7,472)	-			(7,472)
Net interest income	59,139	-	-		59,139

Net loss	$(3,520,032)	$(29,726)	$29,726		$(3,520,032)

Weighted average shares outstanding					10,256,170

Basic/diluted earnings per share					$(0.34)

Pro Forma Adjustments

The adjustments related to the unaudited pro forma consolidating balance sheet are computed assuming the acquisition of Cyberkinetics by Trafalgar was consummated on March 31, 2004. The adjustments related to the unaudited pro forma consolidating statement of operations for the year ended December 31, 2003 and the quarter ended January 31, 2004 are computed assuming the acquisition was consummated at January 1, 2003.

Adjustment 1

In connection with the acquisition by Trafalgar, Cyberkinetics did not assume any assets or liabilities of Trafalgar and, in connection with the merger, as consideration for the cancellation of shares by Messrs. Smith and Harris, Trafalgar will distribute its assets held prior to the merger to Messrs. Smith and Harris. Accordingly, Adjustment 1 reflects the distribution of cash of $15,603 and payables of $1,000 to such individuals. The capital structure of Trafalgar was converted to the structure of Cyberkinetics.

Adjustment 2

Following the Merger, Cyberkinetics will not continue any activities of Trafalgar. Accordingly, Adjustment 2 eliminates the operating expenses for Trafalgar for the 12-month period ended October 31, 2003 and for the quarter ended January 31, 2004.

Adjustment 3

Adjustment 3 reflects the recapitalization of Trafalgar as a result of the Merger, which includes the following adjustments:

  The issuance of 1,300,000 Trafalgar shares of common stock valued at its market value per share of $.01 ($13,000) into escrow to cover its indemnification obligations. These shares will be returned one year from the closing of the Merger if no indemnification obligations arise.

  The effects of the 1 for 2.1142857 reverse stock split by Trafalgar to be effectuated immediately preceding the Merger.

  The cancellation of 1,500,000 shares of common stock held by Messrs. Smith and Harris.

  The issuance of 12,605,165 shares of common stock to the stockholders of Cyberkinetics in exchange for the issued and outstanding common and preferred stock of Cyberkinetics.

CYBERKINETICS’ OPERATIONS

Management's Discussion and Analysis of Cyberkinetics’ Financial Condition and Results of Operations

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes, and the other financial information included in this information statement.

Forward-Looking Statements

The forward-looking comments contained in this discussion involve risks and uncertainties. Our actual results may differ materially from those discussed here due to factors such as, among others, limited operating history, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the healthcare industry. Additional factors that could cause or contribute to such differences can be found in the following discussion, as well as in the “Risks Factors” set forth on page 12.

Overview

We are a clinical development stage medical device company focused on the development of advanced neurological products which allow complex signals from the brain, including thoughts, to be interpreted by computer equipment. Our first product candidate, the BrainGate™ system, is intended to allow quadriplegic people to control computers using thought, has received IDE approval and is undergoing pilot clinical evaluation.  Our second product, the NeuroPort™ device, is intended to allow intra-operative and post-operative diagnosis and therapy of numerous neurological diseases and disorders. We are currently planning to submit a 510(k) application for the NeuroPort™ device before the end of 2004.

In late 2002, we acquired Bionic Technologies, LLC (“Bionic”), a manufacturer of neural recording, stimulation and signal processing equipment for neuroscience research. Through the acquisition, we gained an engineering team, manufacturing facilities and key intellectual property. We continue to manufacture and market Bionic’s BIONIC® line of neural recording arrays and data acquisition systems to researchers.

We have a limited history of operations and, through March 31, 2004, we had generated limited revenues from products obtained in our acquisition of Bionic. However, the long-term success of our business is dependent on the development and commercialization of advanced neurological products such as the BrainGate™ system. We have also generated revenue from grant income, but do not currently expect such revenues to be significant in the future.

We have been unprofitable since our inception in May of 2001 and we expect to incur substantial additional operating losses for at least the foreseeable future as we continue to expand our product development activities. Accordingly, our activities to date are not as broad in depth or scope as the activities we may undertake in the future, and our historical operations and financial information are not necessarily indicative of our future operating results. We have incurred net losses since inception. As of December 31, 2003, our accumulated deficit was approximately $5.0 million. As of March 31, 2004, our accumulated deficit had increased to $6.3 million. We expect to incur substantial and increasing losses for the next several years as we:

  continue to develop the BrainGate™ system and the NeuroPort™ device, and any future clinical development candidates;

  commercialize our product candidates, if any, that receive regulatory approval;

  continue and expand our research and development programs; and

  acquire or in-license products, technologies or businesses that are complementary to our own.

We have financed our operations and internal growth primarily through private placements of preferred stock as well as through sponsored research funding. In 2004, we have received additional funding through equipment financing arrangements.

Our business is subject to significant risks, including but not limited to the risks inherent in our ongoing clinical trials and the regulatory approval process, the results of our research and development efforts, competition from other products and uncertainties associated with obtaining and enforcing intellectual property rights. Accordingly our activities to date are not as broad in depth or in scope as the activities we may undertake in the future, and our operating results or financial condition or ability to operate profitably as a commercial enterprise.

Research and Development

Our research and development activities have been primarily focused on the development and pilot clinical trial of the BrainGateTM system. Since our inception in 2001 and through March 31, 2004, we have incurred research and development costs of approximately $3.8 million.

Our research and development expenses consist primarily of compensation and other expenses for research and development personnel, costs associated with the clinical trials of our product candidates, facility costs, supplies and materials, costs for consultants and related contract research and depreciation. We charge all research and development expenses to operations as they are incurred.

In the future, the rate of spending on the BrainGateTM system is likely to increase as additional clinical trials are performed. In addition, we are working to develop a fully implantable version of the BrainGateTM system. The initial version of the BrainGateTM system is not expected to be launched for at least 3 to 5 years, if at all. The fully implantable version will take longer to develop and is expected to be launched after the initial version of the BrainGateTM system. While we can not estimate with any certainty the time required for approval of the fully implantable version at this time, we have estimated that we will need to raise at least approximately $40 to $60 million in additional capital in order to reach breakeven from the sales of advanced neurological products.

At this time, due to the risks inherent in the clinical trial process and given the early stage of development of our product candidates, we are unable to estimate with any certainty the costs we will incur in the continued development of our product candidates for commercialization.  However, we expect our research and development costs to be substantial and to increase as we continue the development of our current product candidates, as well as continue and expand our research programs.

The lengthy process of seeking regulatory approvals for our product candidates, and the subsequent compliance with applicable regulations, require the expenditure of substantial resources. Any failure by us to obtain, or any delay in obtaining, regulatory approvals could cause our research and development expenditures to increase and, in turn, have a material adverse effect on our results of operations. We cannot be certain when any net cash inflow from any of our current product candidates will commence.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the U.S. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and related disclosure of contingent assets and liabilities. We review our estimates on an on going basis. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions. While our significant accounting policies are described in more detail in Note 2 to our consolidated financial statements, we believe the following accounting policy to be critical to the judgments and estimates used in the preparation of our financial statements:

Revenue Recognition. We recognize revenue from product sales and research grants from the U.S. government through the SBIR program. Product sales consist of sales our BIONIC® line of brain computer interface equipment to universities and research hospitals involved in neurological research. Product sales are recognized in accordance with Securities and Exchange Commission Staff Accounting Bulletin (SAB) 104, Revenue Recognition, when persuasive evidence of an arrangement exists, fees are fixed or determinable, delivery has occurred, and collection is reasonably assured. We have no post-delivery obligations nor do our product sales contain multiple elements. We recognize revenues from research grants as reimbursable, eligible costs are incurred. We are subject to grant audits as required by the Department of Health and Human Services. Audits may result in adjustments to the amount of grant revenues recorded and funds received.

There can be no assurance that we will continue to receive grant revenue and we currently expect that it will decline.  We have continued to market our BIONIC® line of research products and continue to expect revenues from sales of equipment. However, this revenue is not predictable and will fluctuate from period-to-period.  Future grant research contracts are dependent on applications by us to various governmental agencies and are based on a competitive award process. We have not submitted SBIR grant applications during 2004 based on uncertainties around the future availability of these types of grants to public companies, and consequently we currently anticipate no SBIR grant income after December 2005. The long-term success of our business is dependent on the development and commercialization of advanced neurological products such as the BrainGate™ system.

Accounts Receivable. Accounts receivable represent amounts due from customers for goods shipped.  We extend 30-day payment terms to our customers, and we do not require collateral. We periodically assess the collectibility of our receivables and establish reserves, as necessary, based on various considerations including customer credit history, payment patterns, and aging of accounts. Once management determines an account receivable is not collectible, the account is written off. We have not experienced significant collectibility problems to date.  If the collection history or aging of accounts receivable deteriorates, we may have to record a charge to operations to establish an allowance for doubtful accounts.

Inventories.  Inventories are stated at the lower of cost (determined using the first-in, first-out method) or market. Inventories consist of work-in-process and finished goods.  We periodically review our inventory for excess, obsolescence or quality issues.  Should we conclude that we have inventory for which we can not recover our costs as a result of such review, we would have to record a charge to operations classified as cost of products sold.

Long-lived Assets.  Our long-lived assets include fixed assets, identifiable intangibles, consisting of acquired patent technology and research grants, and goodwill.

Property, Plant, and Equipment and Identifiable Intangible Assets.  We periodically review our property, plant, and equipment and identifiable intangible assets for impairment. In determining whether an asset is impaired, we must make assumptions regarding recoverability of costs, estimated future cash flows from the asset, intended use of the asset and other related factors. If these estimates or their related assumptions change, we may be required to record impairment charges for these assets.

Goodwill.  In assessing the recoverability of our goodwill, we make assumptions, at least annually, regarding our fair value, including estimated future cash flows and other factors. We currently make this annual assessment as of October 1 each year. This process is subjective and requires judgment. If these estimates or their related assumptions change in the future, or if actual cash flows are below our estimates, we may be required to record goodwill impairment charges.

Stock-Based Compensation.  Awards under our stock option plans are accounted for in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related interpretations in accounting for its employee stock options.  Accordingly, no compensation expense is recorded for options awarded to employees with exercise prices equal to or in excess of the stock’s fair market value on the grant date.  We have adopted the disclosure requirements of Financial Accounting Standards Board Statement No. 123, Accounting for Stock-Based Compensation (SFAS 123), which is based on the fair-value method of measuring stock-based compensation.  We account for stock-based compensation issued to non-employees in accordance with the provisions of SFAS 123 and Emerging Issues Task Force No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services (EITF 96-18). To the extent that the fair value of our common stock increases, we will incur additional compensation expense associated with non-employee options.

 Recently Issued Accounting Standards

In January 2003, the FASB issued Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46). FIN 46 requires that if an entity has a controlling financial interest in a variable interest entity, the assets, liabilities and results of activities of the variable interest entity should be included in the consolidated financial statements of the entity. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied to the first interim or annual period beginning after December 15, 2003. We are required to adopt the provisions of FIN 46 on April 1, 2004 and we do not expect the adoption to have a material impact on our financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 requires that certain financial instruments, which under previous guidance were accounted for as equity, must now be accounted for as liabilities. The financial instruments affected include mandatorily redeemable stock, certain financial instruments that require or may require the issuer to buy back some of our shares in exchange for cash or other assets and certain obligations that can be settled with shares of stock. SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003 and otherwise is effective the beginning of the first interim period after June 15, 2003. The adoption of SFAS No. 150 did not have a material impact on our financial statements.

Results of Operations

Three Months Ended March 31, 2003 and 2004

Revenues

Revenue from product sales for the quarter ended March 31, 2004 was $128,682, or $76,220 less than product sales of $204,902 for the quarter ended March 31, 2003.  The gross margin on product sales in 2004 was approximately 36%, while the gross margin on product sales in 2003 was approximately 63%.  The decrease in product sales and margin was due to a decrease in the number of units of higher margin signal processing equipment sold in the quarter ended March 31, 2004. The focus of our business since inception in May 2001 has been the development of our advanced neurological products, such as the BrainGate™ system.  We expect that our sales from our BIONIC® products will continue to be limited and, therefore, are likely to continue to fluctuate in the future.

Revenue recognized from SBIR grants was $189,163 for the quarter ended March 31, 2004, or $13,120 over SBIR grants of $176,043 for the quarter ended March 31, 2003.  The increase in grant income was due to increased availability of research and development staff to work on grant-related activities in 2004. We have not submitted SBIR grant applications during 2004 based on uncertainties around the future availability of these types of grants to public companies, and consequently we currently anticipate no SBIR grant income after December 2005.

Expenses

Research and Development Expenses. Research and development expense increased approximately $171,133 year-over-year from $458,697 in the quarter ended March 31, 2003 to $629,830 in the quarter ended March 31, 2004. This increase resulted primarily from increased salaries and benefits related to staff hired after March 31, 2003 who were included in the quarter ended March 31, 2004.

Sales and Marketing Expenses.  Sales and marketing expenses grew to $71,107 for the quarter ended March 31, 2004, compared to $21,720 for the quarter ended March 31, 2003.  The $49,387 increase resulted from the addition of a full time general manager for the BIONIC® line of products in 2004 and an increase in travel and entertainment.

General and Administrative Expenses. General and administrative expenses increased $340,286 to $642,572 for the quarter ended March 31, 2004 from $302,286 for the quarter ended March 31, 2003. Salaries and benefits increased approximately $190,000 as a result of increased staffing, professional fees increased approximately $61,000 as a result of increase general corporate legal and accounting activities, and rent and occupancy costs increased approximately $48,000 reflecting the existence of the Foxborough, Massachusetts office in 2004.  As a result of the planned merger with Trafalgar and the process of becoming a public company we anticipate that our general and administrative expenses will substantially increase.

Net Interest Income.  Net interest income was $6,398 for the quarter ended March 31, 2004, compared to $13,449 for the quarter ended March 31, 2003.  The decrease in net interest income resulted from an increase in interest expense from $2,152 for the quarter ended March 31, 2003 to $6,647 for the quarter ended March 31, 2004 combined with a decrease in interest income from $15,601 to $13,045 for the same periods.

Net Loss. Net loss increased by $637,975 to $1,101,496 for the quarter ended March 31, 2004 from a net loss of $463,521 for the quarter ended March 31, 2003.  The larger net loss is largely a result of the expanded infrastructure and associated operating expenses incurred in 2004.

Years Ended December 31, 2002 and 2003

Revenues

Revenue from product sales for the year ended December 31, 2003 was $509,379, or $275,130 over product sales of $234,249 for the year ended December 31, 2002.  The increase in product sales was primarily due to the full 12-month inclusion of the Bionics business in 2003, as compared to approximately five months inclusion in 2002.  The gross margin on product sales in 2003 and 2002 was approximately 50% in both years. The focus of our business since inception in May 2001 has been the development of our advanced neurological products, such as the BrainGate™ system. We expect that our sales from our BIONIC® products will continue to be limited and, therefore, will continue to fluctuate in the future. For the years ended December 31, 2003 and 2002, customers to whom sales exceeded 10% of each year’s respective total product sales were as follows:

Customer	2003	2002
The University of Southern California	11%	-
Laval University, Centre Hospitalier Robert Giffard of Beauport QC (Canada)	12	-
Unique Medical Distribution of Japan DBA Egg Co	12	-
Stanford University	13	-
Brown University	14	-
Carnegie Mellon University	-	19%
MCP Hanneman	-	19
Kresge Eye Institute of Wayne State University School of Medicine	-	21
Cold Spring Distribution Company of China	-	25

Revenue recognized from SBIR grants was $774,622 for the year ended December 31, 2003, or $477,878 over SBIR grant revenues of $296,744 for the year ended December 31, 2002.  This increase was attributable to the full 12-month inclusion of the Bionics business in 2003, as compared to approximately five months inclusion in 2002. We have not submitted SBIR grant applications during 2004 based on uncertainties around the future availability of these types of grants to public companies, and consequently we currently anticipate no SBIR grant income after December 2005.

Expenses

Research and Development Expenses. Research and development expense increased approximately $2.0 million year-over-year from $583,406 in the year ended December 31, 2002 to $2,600,396 in the year ended December 31, 2003. Salaries and benefits increased approximately $647,000, professional fees increased approximately $185,000, and lab materials and supplies increased approximately $65,000.  In 2002, research and development was focused on executing sponsored grant research on components of the BrainGate™ system. In early 2003 we initiated a focused program to develop and file an IDE on the BrainGate™ system. As a result, in 2003 we expanded our research and development and clinical operations team.

Sales and Marketing Expenses.  Sales and marketing expenses grew to $263,410 for the year ended December 31, 2003, compared to $23,419 for the year ended December 31, 2002.  The $239,991 increase resulted increased salary, benefits and travel and entertainment expense due to the addition of a full-time general manager to oversee sales of the BIONIC® line of neural recording arrays and data acquisition in May of 2003, as well as the fact that 2002 only includes five months of sales and marketing expenses from the Bionics business.

General and Administrative Expenses. General and administrative expenses increased $1,314,633 to $1,740,565 for the year ended December 31, 2003 from $425,932 for the year ended December 31, 2002.  This increase was attributable to an increase of approximately $442,000 in salaries, benefits, travel and entertainment as a result of expansion of the general and administrative staff, an increase of approximately $355,000 in professional fees and expenses related to general corporate matters and intellectual property, and the costs of setting up an office in Foxborough, Massachusetts, as well as the fact that 2002 only includes 5 months of general and administrative expenses from the Bionics business.  As a result of the planned merger with Trafalgar and the process of becoming a public company we anticipate that our general and administrative expenses will substantially increase.

Net Interest Income.  Net interest income was $59,139 for the year ended December 31, 2003, compared to $26,713 for the year ended December 31, 2002.  The increase in net interest income resulted primarily from higher average cash balances during 2003.

Net Loss. Net loss increased by $2,928,224 to $3,520,032 for the year ended December 31, 2003 from a net loss of $591,809 for the year ended December 31, 2002.  The larger net loss is largely a result of the expanded infrastructure and associated operating expenses incurred in 2003.

Liquidity and Capital Resources

We have financed our operations since inception primarily through the sale of shares of our stock. During 2002 and 2003, we received net proceeds of approximately $4.6 and $4.3 million, respectively, from the private placement of equity securities. During 2002, 2003, and the first quarter of 2004, we used approximately $4.7 million to fund operating activities and approximately $670,000 to make capital expenditures related to information technology infrastructure and equipment to be used in the manufacturing process. During the first quarter of 2004, we entered into leasing arrangements that resulted in approximately $241,000 of net proceeds during the first quarter of 2004. We held approximately $3.9 and $5.1 million in cash, cash equivalents and marketable security investments at March 31, 2004 and December 31, 2003, respectively.

Since we are a developing business, our prior operating costs are not representative of our expected on-going costs. As we continue to develop our advanced stage neurological products such as the BrainGate™ system and the NeuroPort™ device, and as we transition from a private company to a public company, we expect our monthly cash operating expenses in 2004 and 2005 to increase.

Our future capital requirements will depend upon many factors, including progress with marketing our technologies, the time and costs involved in preparing, filing, prosecuting, maintaining and enforcing patent claims and other proprietary rights, the necessity of, and time and costs involved in obtaining, regulatory approvals, competing technological and market developments, and our ability to establish collaborative arrangements, effective commercialization, marketing activities and other arrangements.

We expect to continue to incur negative cash flows and net losses for at least the foreseeable future. Based upon our current plans, we believe that our existing capital resources plus the proceeds of the planned private placement of approximately $8 million will be sufficient to meet our operating expenses and capital requirements through December of 2005.  However, changes in our business strategy, technology development or marketing plans or other events affecting our operating plans and expenses may result in the expenditure of existing cash before that time. If this occurs, our ability to meet our cash obligations as they become due and payable will depend on our ability to sell securities, borrow funds or some combination thereof. We may not be successful in raising necessary funds on acceptable terms, or at all.

If we do not complete the planned private placement, and if no other sources of additional capital are available, we would anticipate that we would not complete the merger with Trafalgar. Further, we would plan substantially reduce our operating expenses to the minimum required to support the BrainGate™ pilot clinical trial. On that reduced basis, we believe that our existing capital resources would be sufficient to meet our operating expenses through June 30, 2005.

Upon completion of the merger with Trafalgar, our preferred shareholders have agreed to convert their shares to common stock. They have also agreed to waive their claim to preferred stock dividends accumulated as of the date of the transaction. We may seek to raise additional funding through public or private financing or through collaborative arrangements with strategic partners. We may also seek to raise additional capital through public or private placement of shares of preferred or common stock, in order to increase the amount of our cash reserves on hand.

Contractual Obligations

Below is a table setting forth our contractual obligations as of December 31, 2003:

	Total	Less than One Year	1-3 Years	4-5 Years	More than 5 years
Operating Lease	$507,570	$211,972	$244,200	$51,408	$0
Loans from Related Parties	$118,211	$0	$118,211	$0	$0
Capital Lease Obligations*	$802,221	$181,124	$458,412	$162,685	$0
TOTAL	$1,428,247	$393,096	$820,823	$214,093	$0

* Represents capital lease financing in 2004; there were no outstanding balances as of 12/31/03

Off-Balance Sheet Arrangements

As of March 31, 2004, we had no off-balance sheet arrangements.

ADDITIONAL INFORMATION

We will furnish without charge to any shareholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act.  Requests for such documents should be addressed to Trafalgar Ventures Inc., 355 Burrard Street, Suite 1530, Vancouver, British Columbia V3J 5V7. Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

DISSENTERS’ RIGHTS REGARDING THE REINCORPORATION AND THE MERGER

Under Nevada law, a shareholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the Reincorporation and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS.  Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute.  The text of the statute is set forth in Exhibit I.  This description is not intended to be complete.  If you are considering exercising your dissenters’ rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights.  Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law.  If you are considering dissenting, you should consult with your own legal advisor.

We do not believe that the NRS provide dissenters’ rights with respect to the Merger, as Trafalgar is not a constituent entity in the Merger.  However, it may be determined that as an owner of Trafalgar common stock, you do have the right to dissent from the Merger and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS.  In the event that it is determined that you do have the right to dissent from the Merger, below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Merger under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute.  The text of the statute is set forth in Exhibit I.  This description is not intended to be complete.  If you are considering exercising your dissenters’ rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights.  Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law.  If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

  before the effective date of the Merger and/or Reincorporation, deliver written notice to us at Trafalgar Ventures Inc., 355 Burrard Street, Suite 1530, Vancouver, British Columbia, Attn:  Secretary, stating that you intend to demand payment for your shares if the Merger and/or Reincorporation is completed; and

  not vote your shares in favor of the Merger and/or Reincorporation, either by proxy or in person.

  Failure to vote against the Merger and/or Reincorporation will note constitute a waiver of dissenters’ rights.  A vote against is not deemed to satisfy the written notice requirement.

  If you satisfy those conditions, we will send you a written dissenter’s notice within 10 days after the Merger and/or Reincorporation is effective.  This dissenter’s notice will:

  specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

  inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

  supply a form of payment demand that includes the date the Merger and/or Reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

  set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters’ notice is delivered; and

  provide you a copy of Nevada’s dissenters’ rights statute.

  After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

  demand payment either through the delivery of the payment demand form to be provided or other comparable means;

  certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

  deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S DISSENTERS’ RIGHTS STATUTE.  YOUR RIGHTS AS A SHAREHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER AND/OR REINCORPORATION.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Merger and/or Reincorporation until the date of payment).  The payment will be accompanied by:

  our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

  an explanation of how we estimated the fair value of the shares and how the interest was calculated;

  information regarding your right to challenge the estimated fair value; and

  a copy of Nevada’s dissenters’ rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice.  If we withhold payment, after the consummation of the Merger and/or Reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand.  The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours.  You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest.  If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands.  All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

  the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

  the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed.  Attorney fees will be divided as the court considers equitable.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.  IF DISSENTERS’ RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT.  IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA’S DISSENTERS’ RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE MERGER AND/OR REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

SIGNIFICANT DIFFERENCE BETWEEN THE CORPORATION LAWS OF
NEVADA AND DELAWARE

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist.  The most significant differences, in our judgment, are summarized below.  This summary is not intended to be complete, and shareholders should refer to the General Corporation Law of the State of Delaware ("Delaware law") and the Nevada Business Corporation Act ("Nevada law") for further information.

Classified Board of Directors.  Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office.  After initial implementation of a classified board, one class will be elected at each annual meeting of the shareholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office.  Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.  We do not have a classified board; however, our board of directors will be classified in connection with the merger.

Removal of Directors.  With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock.  Nevada does not distinguish between removal of directors with and without cause.  Under the Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Special Meetings of Shareholders.  Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting.  Nevada law does not address the manner in which special meetings of shareholders may be called.

Cumulative Voting.  Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.  Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors.

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.  A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.  We have opted out of cumulative voting by failing to include a provision granting cumulative voting rights in our Articles of Incorporation.  We will not adopt cumulative voting in that the Delaware Certificate of Incorporation will not provide for cumulative voting in the election of directors.  Because we will not utilize cumulative voting, there will be no difference in shareholders' rights with respect to this issue.

Vacancies.  Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.  Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  Our Delaware Bylaws will address the issue of director vacancies in the same manner.  Therefore, the change from Nevada law to Delaware law will not alter shareholders' rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses.  Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents.  Delaware and Nevada law do differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding.  Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.  Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers.  There will be no difference in shareholders' rights with respect to this issue because we will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers.  In addition, our board of directors will be required to indemnify directors and officers.  The board of directors will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

Limitation on Personal Liability of Directors.  A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  We will limit the liability of directors to the fullest extent permitted by Delaware law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects.  First, the Nevada provisions applies to both directors and officers.  Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception.  Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

Dividends.  Delaware law is more restrictive than Nevada law with respect to when dividends may be paid.  Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.  In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation.  Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation.  Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors.  Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

Actions by Written Consent of Shareholders.  Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing.  In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

Shareholder Vote for Mergers and Other Corporation Reorganizations.  In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.  Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Exhibit A

MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

CYBERKINETICS, INC.,

A DELAWARE CORPORATION,

ON THE ONE HAND,

AND

TRAFALGAR VENTURES INC.,

A NEVADA CORPORATION,

TRAFALGAR ACQUISITION CORPORATION,

A NEVADA CORPORATION,

AND

THE TRAFALGAR VENTURES STOCKHOLDER

ON THE OTHER HAND

DATED AS OF JULY 23, 2004

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is dated as of July 23, 2004, by and among Cyberkinetics, Inc., a Delaware corporation (“Cyberkinetics”), on the one hand, and Trafalgar Ventures Inc., a publicly traded Nevada corporation (“Trafalgar”), Trafalgar Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of Trafalgar (“Merger Sub”), and Robert Gorden Smith, an individual stockholder of Trafalgar (the “Trafalgar Stockholder”), on the other hand.

RECITALS

A.

Trafalgar, Merger Sub and Cyberkinetics have each determined to engage in the transactions contemplated hereby (collectively, the “Merger”) pursuant to which Merger Sub will merge with and into Cyberkinetics, with Cyberkinetics being the surviving corporation, and the outstanding shares of Cyberkinetics shall be converted into shares of Trafalgar’s common stock in the manner herein described.

B.

The respective boards of directors of Cyberkinetics, Trafalgar and Merger Sub, and Trafalgar, as the sole shareholder of Merger Sub, have each approved this Agreement and the Merger.

C.

The Cyberkinetics shareholders shall approve this Agreement and the Merger prior to the Closing (as hereinafter defined).

D.

The parties intend that this Agreement constitutes a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE 1
THE MERGER

1.1

Surviving Entity; Effective Time.

(a)

At the Closing, subject to the terms and conditions of this Agreement, Merger Sub shall be merged with and into Cyberkinetics in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (the “DGCL”), whereupon the separate existence of Merger Sub shall cease, and Cyberkinetics shall be the surviving corporation (“Surviving Corporation”) and shall take the name “Cyberkinetics, Inc.” (the “Effective Time”).  It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and the parties hereto hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

(b)

Simultaneously with the Closing, Articles of Merger (the “Merger Articles”) shall be filed with the Secretary of State of the State of Nevada in accordance with Section 92A.200 of the NRS.  Subsequent to the Closing, a certified copy of the Articles of Merger as filed with the Secretary of State of the State of Nevada shall be filed with the Secretary of State of the State of Delaware.  From and after the Effective Time, Cyberkinetics shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of both Cyberkinetics and Merger Sub, as provided under the NRS and the DGCL.

1.2

Articles of Incorporation and Bylaws.  The Articles of Incorporation and Bylaws of the Merger Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws, respectively, of the Surviving Corporation from and after the Effective Time, until thereafter amended in accordance with applicable law.

1.3

Directors and Officers.  From and after the Effective Time, until their successors are duly elected or appointed and qualified, the directors and officers of Trafalgar and the Surviving Corporation shall be the directors and officers, respectively, of Cyberkinetics in office immediately prior to the Effective Time.

1.4

Conversion of Shares.  As of the Effective Time, by virtue of the Merger, automatically and without any action on the part of any holder thereof:

Each fully paid and nonassessable share of Cyberkinetics’ common stock, no par value (“Cyberkinetics Common Stock”), warrants to purchase shares of Cyberkinetics’ Common Stock (“Cyberkinetics Warrants”) and options to purchase shares of Cyberkinetics’ Common Stock (“Cyberkinetics Options”), outstanding immediately prior to the Effective Time, shall be converted into the same number of shares of Trafalgar’s common stock, par value $0.001 per share (“Trafalgar Common Stock”), warrants to purchase shares of Trafalgar’s common stock (“Trafalgar Warrants”) or options to purchase shares of Trafalgar’s common stock (“Trafalgar Options”), respectively.  Each Cyberkinetics shareholder shall be entitled to receive the equivalent number of shares of Trafalgar Common Stock, Trafalgar Warrants or Trafalgar Options; collectively, the Cyberkinetics shareholders shall be entitled to receive an aggregate of approximately 12,605,168 shares of Trafalgar Common Stock, (the “Trafalgar Shares”), Trafalgar Warrants to purchase approximately 81,619 shares of Trafalgar Common Stock and Trafalgar Options to purchase approximately 2,824,863 shares of Trafalgar Common Stock.

1.5

Fractional Shares.  Fractional shares of Trafalgar shall not be issued in connection with the Trafalgar Shares, but any fractional shares shall be rounded to the nearest whole share.  No cash shall be issued in lieu of any fractional shares.

1.6

Stock Certificates.

(a)

Upon surrender to Trafalgar of the certificates representing the Cyberkinetics Common Stock, Cyberkinetics Warrants or Cyberkinetics Options (collectively, the “Cyberkinetics Certificates”), the holders of such Cyberkinetics Certificates shall each be entitled to receive in exchange therefor one or more certificates representing the number of shares of Trafalgar Common Stock, Trafalgar Warrants or Trafalgar Options respectively, to which such holder is entitled pursuant to the provisions of Section 1.4 hereof.

(b)

Each Cyberkinetics Certificate converted into Trafalgar Common Stock, Trafalgar Warrants or Trafalgar Options respectively shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be cancelled and retired and cease to exist. Until surrendered as contemplated by this Section 1.6, each holder of Cyberkinetics Common Stock, Cyberkinetics Warrants or Cyberkinetics Options, respectively shall thereafter cease to possess any rights with respect to such shares, except the right to receive upon such surrender the number of shares of Trafalgar Common Stock, Trafalgar Warrants or Trafalgar Options, respectively, as provided by Section 1.4 hereof.

(c)

All shares of Trafalgar Common Stock, Trafalgar Warrants or Trafalgar Options, respectively, delivered to the Cyberkinetics shareholders in respect of the Cyberkinetics Common Stock, Cyberkinetics Warrants or Cyberkinetics Options , respectively, in accordance with the terms of this Agreement shall be deemed to have been delivered in full satisfaction of all rights pertaining to such shares of Cyberkinetics Common Stock, Cyberkinetics Warrants or Cyberkinetics Options, respectively.  If, after the Effective Time, Cyberkinetics Certificates are presented for any reason, they shall be cancelled and exchanged as provided in this Section 1.6.

1.7

Closing.  Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, the closing of the Merger shall take place at 5:00 p.m.  (Pacific Time) at the offices of Kirkpatrick & Lockhart LLP, on or before August 16, 2004, or at such other time and date as the parties may mutually agree (the “Closing”).

1.8

Press Releases.  At Closing, Trafalgar shall issue such press release or announcement of the transactions contemplated by this Agreement as may be required by the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the applicable requirements of Rules 135a and 135c under the Securities Act of 1933, as amended (the “Securities Act”), and such release or announcement will be reasonably satisfactory in form and substance to Cyberkinetics and its counsel.  Trafalgar shall not issue any other press release or otherwise make public any information with respect to this Agreement or the transactions contemplated hereby, prior to the Closing, without the prior written consent of Cyberkinetics which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, if required by law, Trafalgar may issue such a press release or otherwise make public such information as long as Trafalgar notifies Cyberkinetics of such requirement and discusses with Cyberkinetics in good faith the contents of such disclosure.

1.9

Cancellation of Currently Outstanding Trafalgar Common Stock.  At the Effective Time, Trafalgar shall cause up to 1,500,000 shares of Trafalgar Common Stock held by Robert Gorden Smith and Richard Harris to be cancelled and extinguished in consideration for the transfer to Messrs. Smith and Harris, as of the Closing Date, all of the assets and liabilities of Trafalgar held prior to the Closing Date as described in Section 6.1(d).

1.10

Stock Option Plans.  At the Effective Time, each option (“Cyberkinetics Options”) outstanding under Cyberkinetics’ 2002 Equity Incentive Plan and 2002 Founders’ Option Plan (together, the “Plans”), whether vested or unvested, will be assumed by Trafalgar, as well as the Plans themselves.  Each such option so assumed by Trafalgar under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Plans and any other document governing such option immediately prior to the Effective Time, and any restriction on the exercisability of such Cyberkinetics Option shall continue in full force and effect, and the term, exercisability, vesting schedule, and other provisions of such Cyberkinetics Option shall remain unchanged.  Consistent with the terms of the Plans and the documents governing the outstanding options under such Plans, the Merger will not terminate any of the outstanding options under the Plans or accelerate the exercisability or vesting of such options or the shares of Trafalgar Common Stock which will be subject to those options upon the Trafalgar’s assumption of the options in the Merger. It is the intention of the parties that the options so assumed by Trafalgar following the Effective Time will remain incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time. Within 30 business days after the Effective Time, Trafalgar will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Cyberkinetics Stock Option Plan, a document in form and substance satisfactory to Cyberkinetics evidencing the foregoing assumption of such option by Trafalgar.

ARTICLE 2

ESCROW

2.1

Trafalgar Escrow.  On the Closing Date, Trafalgar shall issue an additional 1,300,000 shares of Trafalgar Common Stock (the “Trafalgar Escrow Shares”) to be held by The Bank of New York, as escrow agent (the “Escrow Agent”).   The Trafalgar Escrow Shares shall be held and distributed in accordance with the terms of the escrow agreement (the “Escrow Agreement”) by and between Trafalgar, Cyberkinetics and the Escrow Agent, in the form attached hereto as Exhibit 2.1.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF CYBERKINETICS

Cyberkinetics hereby represents and warrants to Trafalgar and Merger Sub as follows:

3.1

Organization.  Cyberkinetics is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

3.2

Capitalization.  Immediately prior to the Closing, the authorized capital stock of Cyberkinetics will consist of 27,558,117 shares of common stock, $.0001 par value, of which no more than 6,072,537 shares will be issued and outstanding, and 11,069,113 shares of preferred stock, $.0001 par value, of which no more than 9,439,113 shall be issued and outstanding.

As of the Closing, all of the issued and outstanding shares of capital stock of Cyberkinetics shall have been duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.  Other than as set forth in Schedule 3.2, immediately prior to the Closing, there shall be no other outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Cyberkinetics is a party or which are binding upon Cyberkinetics providing for the issuance or transfer by Cyberkinetics of additional shares of its capital stock and Cyberkinetics shall have not reserved any other shares of its capital stock for issuance, nor shall there be any other outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments which are binding upon Cyberkinetics.  As of the Closing, there shall be no voting trusts or any other agreements or understandings with respect to the voting of Cyberkinetics’ capital stock.

3.3

Certain Corporate Matters.  Cyberkinetics is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on Cyberkinetics’ financial condition, results of operations or business.  Cyberkinetics has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

3.4

Authority Relative to this Agreement.  Cyberkinetics has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement by Cyberkinetics and the consummation by Cyberkinetics of the transactions contemplated hereby have been duly authorized by the Board of Directors of Cyberkinetics and no other actions on the part of Cyberkinetics are necessary to authorize this Agreement or the transactions contemplated hereby other than the consent of the shareholders of Cyberkinetics.  This Agreement has been duly and validly executed and delivered by Cyberkinetics and constitutes a valid and binding agreement of Cyberkinetics, enforceable against Cyberkinetics in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.5

Consents and Approvals; No Violations.  Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Cyberkinetics of the transactions contemplated by this Agreement other than those that have been or will be obtained as of the Closing.  Neither the execution and delivery of this Agreement by Cyberkinetics nor the consummation by Cyberkinetics of the transactions contemplated hereby, nor compliance by Cyberkinetics with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of Cyberkinetics, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Cyberkinetics is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Cyberkinetics, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Cyberkinetics taken as a whole.

3.6

Financial Statements.

(a)

Prior to Closing, Cyberkinetics will provide its audited balance sheets as at December 31, 2003 and 2002, and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002  (collectively, “Cyberkinetics’ Financials”).

(b)

Cyberkinetics’ Financials  (i) will be in accordance with the books and records of Cyberkinetics, (ii) will be correct and complete, (iii) will fairly present the financial position and results of operations of Cyberkinetics as of the dates indicated, and (iv) will be prepared in accordance with U.S.  GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Cyberkinetics, or their respective businesses, financial conditions or results of operations).

3.7

Events Subsequent to Financial Statements.  Except as set forth in Schedule 3.7, since December 31, 2003, there has not been:

(a)

any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of Cyberkinetics;

(b)

any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of Cyberkinetics;

(c)

any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of Cyberkinetics or any redemption, purchase or other acquisition of any such shares;

(d)

any issuance of shares of capital stock or the granting, issuance or execution of any rights, warrants, options or commitments by the Cyberkinetics, as the case may be, relating to its authorized or issued capital stock;

(e)

any subjection to any lien on any of the assets, tangible or intangible, of Cyberkinetics;

(f)

any incurrence of indebtedness or liability or assumption of obligations by Cyberkinetics;

(g)

any waiver or release by Cyberkinetics of any right of any material value;

(h)

any compensation or benefits paid to officers or directors of Cyberkinetics;

(i)

any change made or authorized in the Articles of Incorporation or Bylaws of Cyberkinetics;

(j)

any loan to or other transaction with any officer, director or stockholder of Cyberkinetics giving rise to any claim or right of Cyberkinetics against any such person or of such person against Cyberkinetics; or

(k)

any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Cyberkinetics., except changes in the ordinary course of business that, individually and in the aggregate, have not been materially adverse.

3.8

Title to Assets.  Cyberkinetics has good and marketable title to all of the assets and properties now carried on its books including those reflected in the most recent balance sheet contained in the Cyberkinetics Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the Cyberkinetics Financial Statements or arising thereafter in the ordinary course of business (none of which will be material).

3.9

Real Property.  Except as disclosed in Schedule 3.9, Cyberkinetics does not own or lease any real property.

3.10

Intellectual Property.  Other than as specified below on Schedule 3.10, Cyberkinetics neither owns nor uses any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto.  Other than as specified below on Schedule 3.10, Cyberkinetics has no knowledge of any claim that, or inquiry by another party as to whether, any product, activity or operation of Cyberkinetics infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

3.11

Tax Matters.

(a)

Cyberkinetics has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

(b)

Cyberkinetics has paid, or adequately reserved against in Cyberkinetics’ Financials, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

(c)

To the knowledge of Cyberkinetics, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of Cyberkinetics’ tax returns;

(d)

No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Cyberkinetics; and

(e)

Cyberkinetics has not filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended.

For the purposes of this Section 3.11, a tax is due (and must therefore either be paid or adequately reserved against in Cyberkinetics’ Financials) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

3.12

Environmental Matters.  To the knowledge of Cyberkinetics, there has been no material failure by Cyberkinetics to comply with all applicable requirements of any environmental laws relating to Cyberkinetics, Cyberkinetics’ operations, and Cyberkinetics’ manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any hazardous material and Cyberkinetics is not aware of any facts or circumstances which could materially impair such compliance with all applicable environmental laws.

3.13

Litigation and Governmental Enforcement.  Cyberkinetics is not a party to any action, suit, arbitration, legal or administrative proceeding or investigation pending or threatened against it by any federal, state, municipal or governmental body, the effect of which would have a material adverse effect on Cyberkinetics’ business.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF
TRAFALGAR AND MERGER SUB

Except as set forth under the corresponding section of the disclosure schedule delivered to Cyberkinetics concurrently herewith (the “Disclosure Schedule”), which Disclosure Schedule shall be deemed a part hereof, Trafalgar and Merger Sub to their knowledge hereby, jointly and severally, represent and warrant to Cyberkinetics and the Cyberkinetics shareholders as follows:

4.1

Organization.  Each of Trafalgar and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

4.2

Capitalization.  Trafalgar’s authorized capital stock consists of
110,000,000 shares of capital stock, of which (i) 100,000,000 are designated as Common Stock, of which no more than 3,720,000 shares at the Closing will be issued and outstanding and (ii) 10,000,000 are designated as Preferred Stock, of which no shares at the Closing will be issued and outstanding.  All issued and outstanding shares of capital stock of Trafalgar and Merger Sub are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.  When issued, the Trafalgar Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Trafalgar or Merger Sub is a party or which are binding upon Trafalgar or Merger Sub providing for the issuance by Trafalgar or Merger Sub or transfer by Trafalgar or Merger Sub of additional shares of Trafalgar’s or Merger Sub’s capital stock and neither Trafalgar nor Merger Sub has reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Trafalgar or Merger Sub.  There are no voting trusts or any other agreements or understandings with respect to the voting of Trafalgar’s or Merger Sub’s capital stock.

4.3

Certain Corporate Matters.  Each of Trafalgar and Merger Sub is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of its properties or nature of its business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business.  Each of Trafalgar and Merger Sub has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it.  Each of Trafalgar and Merger Sub has delivered to Cyberkinetics true, accurate and complete copies of its Articles of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement.  The records of meetings of the stockholders and Boards of Directors of Trafalgar and Merger Sub previously furnished to Cyberkinetics are complete and correct in all material respects.  The stock records of Trafalgar and Merger Sub and the stockholder lists of Trafalgar and Merger Sub previously furnished to Cyberkinetics are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of Trafalgar’s and Merger Sub’s capital stock and any other outstanding securities issued by Trafalgar and Merger Sub.  Neither Trafalgar nor Merger Sub is in default under or in violation of any provision of its Articles of Incorporation or Bylaws in any material respect.  Neither Trafalgar nor Merger Sub is in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject.  Trafalgar has delivered to Cyberkinetics and the Cyberkinetics shareholders a complete copy of Trafalgar’s financial records and tax returns from Trafalgar’s inception to the Closing Date.

4.4

Authority Relative to this Agreement.  Each of Trafalgar and Merger Sub has the requisite corporate power and authority to enter into this Agreement and carry out its/his obligations hereunder.  The execution, delivery and performance of this Agreement by Trafalgar and Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of Trafalgar and Merger Sub and no other actions on the part of Trafalgar or Merger Sub are necessary to authorize this Agreement or the transactions contemplated hereby, other than the filing and clearance of a 14C Information Statement with the Securities and Exchange Commission in the form attached hereto as Exhibit 4.4.  This Agreement has been duly and validly executed and delivered by Trafalgar and Merger Sub and constitutes a valid and binding obligation of Trafalgar and Merger Sub enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

4.5

Consents and Approvals; No Violations.  Except for applicable requirements of federal securities laws and Blue Sky Laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Trafalgar or Merger Sub of the transactions contemplated by this Agreement.  Neither the execution and delivery of this Agreement by Trafalgar or Merger Sub nor the consummation by Trafalgar or Merger Sub of the transactions contemplated hereby, nor compliance by Trafalgar or Merger Sub with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of Trafalgar or Merger Sub, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Trafalgar or Merger Sub is a party or by which it or any of its properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Trafalgar or Merger Sub, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Trafalgar or Merger Sub taken as a whole.

4.6

SEC Documents.  Trafalgar has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as Trafalgar was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of Trafalgar included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Trafalgar as of the dates thereof and its statements of operations, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on Trafalgar, its business, financial condition or results of operations).  Except as and to the extent set forth on the consolidated balance sheet of Trafalgar as of January 31, 2004, including the notes thereto, neither Trafalgar nor Merger Sub has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or other financial statement).

4.7

Financial Statements.

(a)

Included in the SEC Documents are the audited balance sheets of Trafalgar as at April 30, 2003, and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended April 30, 2003, together with the unqualified report thereon of Morgan & Company (“M&C”), independent auditor (collectively, “Trafalgar’s Audited Financials”).

(b)

Included in the SEC Documents are the unaudited consolidated balance sheets of Trafalgar as at January 31, 2004, and the related statements of operations and cash flows for the nine months ended January 31, 2004, as reviewed by M&C (“Trafalgar’s Interim Financials”). The unaudited balance sheet at January 31, 2004 included in Trafalgar’s Interim Financials is hereinafter referred to as the “Unaudited Balance Sheet” and January 31, 2004 is hereinafter referred to as the “Trafalgar Balance Sheet Date”.

(c)

Trafalgar’s Audited Financials and Trafalgar’s Interim Financials (collectively “Trafalgar’s Financial Statements”) are (i) in accordance with the books and records of Trafalgar, (ii) correct and complete, (iii) fairly present the financial position and results of operations of Trafalgar as of the dates indicated, and (iv) prepared in accordance with U.S.  GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Trafalgar or Merger Sub, or their respective businesses, financial conditions or results of operations.

4.8

Events Subsequent to Financial Statements.  Since January 31, 2004, there has not been:

(a)

any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of Trafalgar;

(b)

any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of Trafalgar;

(c)

except as contemplated by this Agreement, any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of Trafalgar or any redemption, purchase or other acquisition of any such shares;

(d)

any issuance of shares of capital stock or the granting, issuance or execution of any rights, warrants, options or commitments by the Trafalgar, as the case may be, relating to its authorized or issued capital stock, except with respect to Trafalgar’s investment in Merger Sub;

(e)

any subjection to any lien on any of the assets, tangible or intangible, of Trafalgar;

(f)

any incurrence of indebtedness or liability or assumption of obligations by Trafalgar or Merger Sub;

(g)

any waiver or release by Trafalgar or Merger Sub of any right of any material value;

(h)

any compensation or benefits paid to officers or directors of Trafalgar, except as to the redemption of those shares of common stock held by Messrs. Smith and Harris specified in Section 1.9 of this Agreement;

(i)

any change made or authorized in the Articles of Incorporation or Bylaws of Trafalgar;

(j)

any loan to or other transaction with any officer, director or stockholder of Trafalgar giving rise to any claim or right of Trafalgar against any such person or of such person against Trafalgar; or

(k)

any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Trafalgar.

4.9

Undisclosed Liabilities.  Except as otherwise disclosed in Trafalgar’s Financial Statements, neither Trafalgar nor Merger Sub has any material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

4.10

Tax Matters.

(a)

Trafalgar and Merger Sub have each duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

(b)

Trafalgar and Merger Sub have each paid, or adequately reserved against in Trafalgar’s Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

(c)

To the knowledge of Trafalgar and Merger Sub, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of Trafalgar’s or Merger Sub’s tax returns;

(d)

No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Trafalgar or Merger Sub; and

(e)

neither Trafalgar nor Merger Sub has filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended.  For the purposes of this Section 4.10, a tax is due (and must therefore either be paid or adequately reserved against in Trafalgar’s Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

4.11

Real Property.  Neither Trafalgar nor Merger Sub owns or leases any real property.

4.12

Books and Records.  The corporate and financial books and records of Trafalgar and Merger Sub delivered to the Cyberkinetics shareholders prior to the Closing fully and fairly reflect the transactions to which Trafalgar is a party or by which it or its properties are bound.

4.13

Questionable Payments.  Neither Trafalgar nor Merger Sub, or any of their respective employees, agents or representatives has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Trafalgar’s or Merger Sub’s funds or made any payments from Trafalgar’s or Merger Sub’s funds to governmental officials for improper purposes or made any illegal payments from Trafalgar’s or Merger Sub’s funds to obtain or retain business.

4.14

Environmental Matters.  Trafalgar represents and warrants that:

(a)

To the knowledge of Trafalgar, after due investigation, there has been no material failure by Trafalgar to comply with all applicable requirements of Environmental Laws relating to Trafalgar, Trafalgar’s operations, and Trafalgar’s manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any Hazardous Material and Trafalgar is not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

(b)

Trafalgar has not received notice from any Governmental Authority or any other person of any actual or alleged violation of any Environmental Laws, nor is any such notice anticipated.

(c)

To the knowledge of Trafalgar, after due investigation, Environmental Laws do not require that any permits, licenses or similar authorizations to construct, occupy or operate any equipment or facilities used in the conduct of Trafalgar’s business.

(d)

No Hazardous Materials are now located at the Business Location, and, to the knowledge of Trafalgar and the Trafalgar Stockholder, after due investigation, Trafalgar has not ever caused or permitted any Hazardous Materials to be generated, placed, stored, held, handled, located or used at the Business Location, except those which may lawfully be used, transported, stored, held, handled, generated or placed at the Business Location in the conduct of Trafalgar’s business.

(e)

Trafalgar has not received any notices, whether from a Governmental Authority or some other third party, that Hazardous Material Contamination exists at the Business Location or at any other location utilized by Trafalgar in the conduct of its business nor are Trafalgar or the Trafalgar Stockholder aware of any circumstances that would give rise to an allegation of such contamination.

(f)

To the knowledge of Trafalgar, after due investigation, no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated, pending or otherwise in existence with respect to the Business Location or with respect to any other site controlled or utilized by Trafalgar in the operation of its business.  To the knowledge of Trafalgar and the Trafalgar Stockholder, after due investigation, the Business Location is not currently on, and has never been on, any federal or state “Superfund” or “Superlien” list.

4.15

Intellectual Property.  Other than listed on Schedule 4.15, neither Trafalgar nor Merger Sub owns or uses any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto.  Neither Trafalgar nor Merger Sub has any knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Trafalgar or Merger Sub infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

4.16

Insurance.  Neither Trafalgar nor Merger Sub has any insurance policies in effect.

4.17

Contracts.  Neither Trafalgar nor Merger Sub has any material contracts, leases, arrangements or commitments (whether oral or written). Neither Trafalgar nor Merger Sub is a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

4.18

Litigation.  Neither Trafalgar nor Merger Sub is subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against Trafalgar or Merger Sub.  Neither Trafalgar nor Merger Sub is a plaintiff in any action, domestic or foreign, judicial or administrative.  There are no existing actions, suits, proceedings against or investigations of Trafalgar or Merger Sub, and neither Trafalgar nor Merger Sub knows of any basis for such actions, suits, proceedings or investigations.  There are no unsatisfied judgments, orders, decrees or stipulations affecting Trafalgar or Merger Sub or to which Trafalgar or Merger Sub is a party.

4.19

Employees.  Neither Trafalgar nor Merger Sub has any employees. Neither Trafalgar nor Merger Sub owes any compensation of any kind, deferred or otherwise, to any current or previous employees.  Neither Trafalgar nor Merger Sub has any written or oral employment agreements with any officer or director of Trafalgar or Merger Sub.  Neither Trafalgar nor Merger Sub is a party to or bound by any collective bargaining agreement.  There are no loans or other obligations payable or owing by Trafalgar or Merger Sub to any stockholder, officer, director or employee of Trafalgar or Merger Sub, nor are there any loans or debts payable or owing by any of such persons to Trafalgar or Merger Sub or any guarantees by Trafalgar or Merger Sub of any loan or obligation of any nature to which any such person is a party.

4.20

Employee Benefit Plans.  Neither Trafalgar nor Merger Sub has any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by Trafalgar or Merger Sub.

4.21

Legal Compliance.  To the knowledge of Trafalgar and Merger Sub, after due investigation, no claim has been filed against Trafalgar or Merger Sub alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof.  Trafalgar and Merger Sub each holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

4.22

Subsidiaries.  Except for all of the issued and outstanding shares of capital stock of Merger Sub, Trafalgar does not own any capital stock or have any interest in any corporation, partnership, or other form of business organization.  Trafalgar owns all of the capital stock or other equity interests of Merger Sub free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions.

4.23

Broker’s Fees.  Neither Trafalgar nor Merger Sub, nor anyone on their behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

4.24

Registration Rights.  Trafalgar has not granted or agreed to grant to any person or entity any rights (including “piggy back” registration rights) to have any securities of Trafalgar registered with the Securities and Exchange Commission or any other governmental authority that have not been satisfied.

4.25

Listing and Maintenance Requirements.  Trafalgar has not, in the 12 months preceding the date hereof, received notice from the trading market or stock quotation system on which Trafalgar’s Common Stock is listed or quoted to the effect that Trafalgar is not in compliance with the listing or maintenance requirements of such trading market or stock quotation system. Trafalgar is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.26

No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by Trafalgar to arise, between the accountants and lawyers formerly or presently employed by Trafalgar and Trafalgar is current with respect to any fees owed to its accountants and lawyers.

4.27

Disclosure.  The representations and warranties and statements of fact made by Trafalgar and Merger Sub in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 5
COVENANTS AND AGREEMENTS OF THE PARTIES
EFFECTIVE PRIOR TO CLOSING

5.1

Corporate Examinations and Investigations.  Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Cyberkinetics, Trafalgar and Merger Sub as each party may request. In order that each party may have the full opportunity to do so, Cyberkinetics, Trafalgar and Merger Sub shall furnish each party and its representatives during such period with all such information concerning the affairs of Cyberkinetics, Trafalgar or Merger Sub as each party or its representatives may reasonably request and cause Cyberkinetics, Trafalgar or Merger Sub and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party’s representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives.  Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party’s premises, with copies thereof to be provided to each party and/or its representatives upon request.

5.2

Cooperation; Consents.  Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Merger and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

5.3

Conduct of Business.  Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of Cyberkinetics on the one hand and Trafalgar and Merger Sub on the other hand.  Without the prior written consent of Cyberkinetics, Trafalgar or Merger Sub, as the case may be, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

5.4

Litigation.  From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of Cyberkinetics, Trafalgar or Merger Sub.

5.5

Notice of Default.  From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party’s representations or warranties herein.

5.6

Continuation of Insurance Coverage.  From the date hereof to the Closing, each party hereto shall keep in full force and effect insurance coverage for its assets and operations comparable in amount and scope to the coverage now maintained covering its assets and operations.

ARTICLE 6
CONDITIONS TO CLOSING

6.1

Conditions to Obligations of Cyberkinetics.  The obligations of Cyberkinetics under this Agreement shall be subject to each of the following conditions:

(a)

Closing Deliveries.  At the Closing, Trafalgar shall have delivered or caused to be delivered to Cyberkinetics the following:

(i)

Resolutions duly adopted by the Board of Directors of each of Trafalgar and Merger Sub, and authorizing and approving the Merger and the execution, delivery and performance of this Agreement;

(ii)

a certificate of good standing for each of Trafalgar and Merger Sub from the Secretary of State of the State of Nevada, dated not earlier than three days prior to the Closing Date;

(iii)

subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, written resignations of all officers and directors of Trafalgar in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with Trafalgar listed opposite their names below:

Timothy R. Surgenor                CEO, President, Director

John P. Donoghue, Ph.D.         Chief Scientific Officer, Director

Burke Barret                            Vice President, Clinical Operations

J. Christopher Flaherty             Executive Vice President, Technology and Intellectual Property

Jon Joseph, Ph.D.                    Vice President, R&D and Applications Development

Nandini Murthy                        Vice President, Regulatory Affairs and Quality Systems

Mark P. Carthy                        Director

George N. Hatsopoulos            Director

Nicholas G. Hatsopoulos          Director

Philip Morgan                           Director

(iv)

certificates representing the Trafalgar Shares bearing the names of the Cyberkinetics shareholders as well as the Trafalgar Warrants and Trafalgar Options that shall be issued as provided in Section 1.4;

(v)

evidence of cancellation of 1,500,000 shares of Trafalgar Common Stock held by Messrs. Smith and Harris;

(vi)

such other documents as Cyberkinetics may reasonably request in connection with the transactions contemplated hereby.

(b)

Representations and Warranties to be True.  The representations and warranties of Trafalgar and Merger Sub herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  Trafalgar and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)

Amendment of Articles of Incorporation.  Trafalgar shall have amended its Articles of Incorporation to effectuate a one-for-2.1142857 reverse stock split, such split to have been effected prior to the Closing Date.

(d)

Equity Financing.  Prior to the Closing Date, Cyberkinetics shall have concluded an equity financing of at least $8,000,000, at no less than a price of $1.50 per share.

(e)

Spinoff.  Trafalgar shall have contributed all of the tangible assets and intellectual property rights of Trafalgar to Messrs. Smith and Harris and Messrs. Smith and Harris shall have assumed substantially all of the liabilities of Trafalgar of any kind whatsoever prior to the Effective Time (the “Spinoff”).   The Spinoff will be effected in compliance with all applicable laws, including without limitation, the applicable provisions of the NRS and any other applicable state and federal laws.  The consummation of the Spinoff will not require any consent, release, waiver or approval that would adversely affect Trafalgar.  The consummation of the Spinoff will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Spinoff will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of (a) any provision of the Articles of Incorporation or Bylaws of Trafalgar; (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, contract or other instrument or obligation (whether oral or written) to which Trafalgar is or was a party or by which Trafalgar is or was bound; or (c) any federal, state, local or foreign statute, law concession, grant, franchise, permit or other governmental authorization or approval applicable to Trafalgar.

(f)

Delaware Reincorporation. Trafalgar shall have executed an Agreement and Plan of Merger (the “Reincorporation Agreement”) for the reincorporation of Trafalgar from the State of Nevada to the State of Delaware; provided, however that such Reincorporation Agreement shall be in form and substance acceptable to Cyberkinetics, in its reasonable discretion.

6.2

Conditions to Obligations of Trafalgar and the Trafalgar Stockholder.  The obligations of Trafalgar and Merger Sub under this Agreement shall be subject to each of the following conditions:

(a)

Closing Deliveries.  On the Closing Date, Cyberkinetics shall have delivered to Trafalgar the following:

(i)

certificates representing all of the issued and outstanding shares of capital stock of Cyberkinetics duly endorsed or accompanied by duly executed stock power(s);

(ii)

such other documents as Trafalgar may reasonably request in connection with the transactions contemplated hereby.

(b)

Representations and Warranties to be True.  The representations and warranties of Cyberkinetics herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  Cyberkinetics shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)

Director Questionnaires.  Each of the individuals listed as directors in Section 6.1(a)(iii) shall have submitted to Trafalgar’s legal counsel, no later than 15 calendar days prior to the Closing Date, a written response to the director questionnaire previously delivered to Cyberkinetics, and upon receipt of all such responses Trafalgar’s legal counsel shall prepare and file with the SEC at least 10 calendar days prior to the Closing Date an Information Statement Notice of Change In Control and of a Majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder.  The Cyberkinetics shareholders and Cyberkinetics shall have the opportunity to review and provide comments to such Information Statement prior to its filing with the SEC.

ARTICLE 7
TERMINATION; AMENDMENT; WAIVER

7.1

Termination by Mutual Agreement.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by Cyberkinetics shareholders and Trafalgar stockholders, by mutual written consent of Cyberkinetics and Trafalgar by action of their respective boards of directors.

7.2

Termination by either Trafalgar or Cyberkinetics.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either Trafalgar or Cyberkinetics if:

(a)

the Merger shall not have been consummated by December 31, 2004, whether such date is before or after the date of approval of the Merger by Cyberkinetics’ shareholders and Trafalgar’s stockholders (the “Termination Date”);

(b)

any law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by Cyberkinetics’ shareholders and Trafalgar’s stockholders); provided, however, that the right to terminate this Agreement pursuant to this Section 7.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

7.3

Termination by Cyberkinetics.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by Cyberkinetics’ shareholders and Trafalgar’s stockholders by action of Cyberkinetics’ board of directors, if:

(a)

(i) any of Trafalgar’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.1 would not be satisfied, or (ii) if (A) any of Trafalgar’s representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.1 would not be satisfied and (B) such inaccuracy has not been cured by Trafalgar within ten business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) Trafalgar’s representation and warranties with respect to its capitalization are inaccurate such that there are shares or rights to obtain shares outstanding in addition to those initially disclosed;

(b)

Cyberkinetics’ due diligence examination of Trafalgar and its assets and business reveals information that varies materially or adversely from the understandings upon which Cyberkinetics agreed to proceed with the transactions contemplated by this Agreement, as determined by Cyberkinetics in its reasonable discretion;

(c)

Cyberkinetics receives a proposal or offer for a tender or exchange offer, merger, consolidation or other business combination involving Cyberkinetics or any proposal to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of Cyberkinetics (an “Acquisition Proposal”), from a person or entity other than Trafalgar or any of its affiliates, and the Board of Directors of Cyberkinetics determines in good faith that its fiduciary obligations under applicable law require that such Acquisition Proposal be accepted;

(d)

since the date of this Agreement, Trafalgar shall have suffered any material adverse effect on its financial condition, results of operations or business.

7.4

Termination by Trafalgar.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by Cyberkinetics’ shareholders and Trafalgar’s stockholders, by action of the Board of Directors of Trafalgar, if:

(a)

(i) any of Cyberkinetics’ representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.2 would not be satisfied, or (ii) if (A) any of Cyberkinetics’ representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.2 would not be satisfied and (B) such inaccuracy has not been cured by Cyberkinetics within ten business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given;

(b)

if, since the date of this Agreement, there shall have occurred any material adverse effect on the financial condition, results of operations or business of Cyberkinetics.

7.5

Effect of Termination and Abandonment.  In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 7, this Agreement shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, consultants, contractors, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

ARTICLE 8
INDEMNIFICATION

8.1

Survival of Warranties. All representations, warranties and covenants made by Cyberkinetics, Trafalgar and Merger Sub herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing and continue in full force and effect until the first anniversary of the Closing. Notwithstanding the preceding sentence, any claim for indemnity for breach of a representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which such representation or warranty otherwise would terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

8.2

Trafalgar and Merger Sub Indemnification.  From and after the Closing Date, subject to the limitations set forth in this Section 8, Trafalgar and Merger Sub will indemnify, defend, and hold harmless Cyberkinetics and its respective shareholders, officers, directors, agents, attorneys and employees (the “Indemnified Persons”) from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, attorneys’ fees and expenses of investigation and defense (net of any directly related insurance payments or recoveries received or to be received from third party insurers) (collectively, “Damages”) arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by the Trafalgar and/or Merger Sub in this Agreement or any exhibit or schedule to this Agreement (collectively, “Trafalgar Breaches”). The indemnification obligations of Trafalgar and Merger Sub set forth in this Section 8.3 shall be satisfied solely by the distribution of Trafalgar Escrow Shares as further set forth in the Escrow Agreement.

8.3

Cyberkinetics Indemnification.

       (a) From and after the Closing Date, subject to the terms, conditions and limitations contained in this Section 8, Cyberkinetics shall indemnify, defend and hold harmless Trafalgar, Merger Sub and their respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may control Trafalgar or Merger Sub within the meaning of the Securities Act from and against all Damages arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by Cyberkinetics in this Agreement, the Cyberkinetics or any exhibit or schedule to this Agreement (each a “Cyberkinetics Breach” and collectively, the “Cyberkinetics Breaches”). The indemnification obligations of Cyberkinetics set forth in this Section 8.3(a) shall be solely satisfied by the Cyberkinetics shareholders identified on Schedule 1 of the Escrow Agreement on a pro-rata basis.  Notwithstanding the foregoing, in no event shall liability under this Section 8.3(a) exceed the fair market value of 1,300,000 shares of Trafalgar Common Stock, which shall be based on the ten (10) day average closing price of Trafalgar Common Stock immediately prior to the date of an alleged Cyberkinetics Breach, as reported on the NASD Over-the-Counter Bulletin Board (“Cyberkinetics Indemnification Shares”).

                                  (b)  If a claim is raised by a party identified in Section 8.3(a) above with respect to an alleged Cyberkinetics Breach (a “Trafalgar Indemnity Claim”), the Trafalgar Representative (as identified in the Escrow Agreement) shall cause written notice of the assertion of any such Trafalgar Indemnity Claim of which it has knowledge (each a “Trafalgar Indemnity Claim Notice”) to the Cyberkinetics Representative (as identified in the Escrow Agreement).  Each Trafalgar Indemnity Claim Notice shall state specifically:

(i) the representation, warranty or convenant with respect to which the Trafalgar Indemnity Claim is made;

(ii) the facts giving rise to an alleged basis for the Trafalgar Indemnity Claim;

(iii) the U.S. Dollar amount of the loss asserted against the Cyberkinetics Indemnification Shares (the “Loss”); and

(iv) the number of Cyberkinetics Indemnification Shares required to satisfy the Loss.

(c)  Within thirty (30) business days of the receipt of a Trafalgar Indemnity Claim Notice, the Cyberkinetics Representative shall deliver to the Trafalgar Representative a notice (“Objection Notice”) stating it intends to contest the indemnification obligation.  If the Cyberkinetics Representative does not give an Objection Notice within that thirty (30) business day period, the Cyberkinetics Representative will be deemed to accept liability as it relates to such Trafalgar Indemnity Claim.  If the Cyberkinetics Representative gives a timely Objection Notice, the parties agree to settle any disputes raised under this Section 8.3 through an independent arbitrator selected in the manner and in the time frame set forth in the Escrow Agreement for claims arising with respect to a Cyberkinetics Indemnity Claim (as defined in the Escrow Agreement) (the “Independent Arbitrator”).  In the event liability is determined pursuant to this Section 8.3(c), the Cyberkinetics Representative will deliver notice to the Cyberkinetics shareholders that there is a determination of liability with respect to the subject of the Trafalgar Indemnity Claim and such Cyberkinetics shareholders shall be obligated to deliver the appropriate pro-rata number of Cyberkinetics Indemnification Shares in the manner specified in Section 8.3(a) above.

8.4

No Liability for Shareholders.  Except as otherwise set forth in this Agreement, in no event shall the shareholders of Cyberkinetics be liable to Trafalgar, Merger Sub or the other indemnitees described in Section 8.3, or the stockholders of Trafalgar be liable to Cyberkinetics or the other indemnitees described in Section 8.2, for any consequential, exemplary, punitive, or speculative damages, except to the extent any such otherwise excluded damages are a component of Damages which arise out of a third party claim for which such indemnified party becomes liable and for which third party claim they are entitled to indemnification pursuant to this Section 8.

8.5

Sole Remedy.  The distribution of Cyberkinetics Indemnification Shares and Trafalgar Escrow Shares shall be the sole remedy at law for satisfaction of (i) the indemnification obligations of the parties set forth in this Article 8 and (ii) any other claim for monetary damages arising from a breach of this Agreement; provided, however, that this limitation shall not prevent either party from seeking equitable remedies or any legal remedies for claims arising from the willful misconduct of either party.

ARTICLE 9
GENERAL PROVISIONS

9.1

Name Change.  The parties agree to take whatever actions that are necessary to change the name of Trafalgar to “Cyberkinetics, Inc.” (or such other name as proposed by Cyberkinetics) as of or as soon as possible after the Effective Time.

9.2

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

9.3

Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

9.4

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

9.5

Miscellaneous.  This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

9.6

Separate Counsel.  Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

9.7

Governing Law; Venue.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, U.S.A.  Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in Delaware and each party hereby waives any right to object to the convenience of such venue.

9.8

Counterparts and Facsimile Signatures.  This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement.  This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

9.9

Amendment.  This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

9.10

Parties In Interest: No Third Party Beneficiaries.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.  This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

9.11

Waiver.  No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition.  No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies.  All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

9.12

Expenses.  At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers; provided, however, that the Trafalgar Liabilities may include legal fees related to the transactions contemplated by this Agreement.

9.13

Schedules.  If there is any inconsistency between the statements in the body of this Agreement and those in the schedules (other than an exception expressly set forth in the schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

9.14

Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

9.15

Incorporation of Exhibits and Schedules.  The exhibits, schedules, and other attachments identified in this Agreement are incorporated herein by reference and made a part hereof.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

CYBERKINETICS, INC.

By:   /s/Tim Surgenor

Name: Tim Surgenor

Title:  President and Chief Executive Officer

TRAFALGAR VENTURES INC.

By:     /s/Robert Gorden Smith

Name:  Robert Gorden Smith

Title:    President

TRAFALGAR VENTURES STOCKHOLDER

By:  /s/Robert Gorden Smith

Name:  Robert Gorden Smith

TRAFALGAR ACQUISITION CORP.

By:  /s/ Robert Gorden Smith

Name: Robert Gorden Smith

Title: President

Exhibit B

ARTICLES OF MERGER

Dean Heller

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684-5708

ARTICLES OF MERGER

(PURSUANT TO NRS 92A.200)

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200).

Trafalgar Ventures Inc.                  Nevada                  Corporation

Name of parent of merging entity          Jurisdiction            Entity type

Trafalgar Acquisition Corporation         Nevada                  Corporation

Name of merging entity                    Jurisdiction            Entity type

and,

Cyberkinetics, Inc.                       Delaware              Corporation

Name of surviving entity                  Jurisdiction            Entity type

2)

Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: President c/o: Cyberkinetics, Inc. 100 Foxborough Blvd. Suite 240 Foxborough, MA 02305

3)

The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

4)

Owners approval (NRS 92A.200)

(a)

Owner's approval was not required from:  Not Applicable.

(b)

The plan was approved by the required consent of the owners of:

Trafalgar Ventures  Inc.

Name of parent of merging entity

Trafalgar Acquisition Corporation

Name of merging entity

and,

Cyberkinetics, Inc.

Name of surviving entity

5)

Amendments, if any, to the articles or certificates of the surviving entity. Provide article numbers if available. (NRS 92A.200):  Not Applicable.

6)

Location of the plan of merger:

[  ]

(a)

The entire plan of merger is attached;

or,

|X|

(b)

The entire plan of merger is on file at the registered office of the surviving corporation, or other place of business of the surviving entity.

7)

Effective date: (optional):_______________________

[The remainder of this page is left blank intentionally.]

8)

Signatures - Must be signed by: an officer of each Nevada corporation (NRS 92A.230)*

Trafalgar Ventures Inc.

Name of parent of merging entity

President

Signature Title Date

Trafalgar Acquisition Corporation

Name of merging entity

President

Signature Title Date

Cyberkinetics, Inc.

Name of surviving entity

President

Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it.

EXHIBIT B-2

AGREEMENT OF MERGER

By and Among

TRAFALGAR VENTURES INC.

TRAFALGAR ACQUISITION CORPORATION

and

CYBERKINETICS, INC.

THIS AGREEMENT OF MERGER (this "Agreement"), is made and entered into as of July 23, 2004, by and among Trafalgar Ventures Inc., a Nevada corporation (the "Parent"), Cyberkinetics, Inc., a Delaware corporation  (the "Company"), and Trafalgar Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Parent ("Sub" and, together with the Company, the "Constituent Corporations").

RECITALS

A.

Parent, the Company and Sub have entered into that certain Agreement and Plan of Merger dated July 23, 2004 (the "Reorganization Agreement"), providing for, among other things, the execution and filing of this Agreement and the merger of Sub with and into the Company upon the terms set forth in the Reorganization Agreement and this Agreement (the "Merger").

B.

The respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of each of such corporations and their respective shareholders that Sub be merged with and into the Company and, in accordance therewith, have approved the Reorganization Agreement, this Agreement and the Merger.

C.

The Reorganization Agreement, this Agreement and the Merger have been approved by the shareholders of the Company and by the sole stockholder of Sub.

D.

The Reorganization Agreement has been approved, adopted, certified, executed and acknowledged by the Constituent Corporations in accordance with Section 251 of the Delaware General Corporations Law.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, each of the Constituent Corporations hereby agrees that Sub shall be merged with and into the Company in accordance with this Agreement and the provisions of the laws of the State of Delaware, upon the terms and subject to the conditions set forth as follows:

ARTICLE I

THE CONSTITUENT CORPORATIONS

1.1

The Company.  The Company is a corporation duly organized and existing under the laws of the State of Delaware. The authorized capital stock of the Company is 27,558,117 shares of common stock, $.001 par value, and 11,069,11 shares of preferred stock, $.001 par value.

1.2

Sub.  Sub is a corporation duly organized and existing under the laws of the State of Nevada.

ARTICLE II

THE MERGER

2.1

The Merger.  At the Effective Time (as defined in Section 2.2 hereof) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "Delaware Law"), Sub shall be merged with and into the Company, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. The surviving corporation after the Merger is sometimes referred to hereinafter as the "Surviving Corporation."

2.2

Filing and Effectiveness.  This Agreement shall be filed with the Secretary of State of the State of Delaware.  The Merger shall become effective, in accordance with Delaware Law, upon the filing of this Agreement and the Officer Certificates with the Secretary of State of the State of Delaware (the "Effective Time").

2.3

Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and in the applicable provisions of the Delaware Law.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

2.4

Articles of Incorporation.  Effective immediately following the Merger, the Certificate of Incorporation of Sub shall remain the Certificate of Incorporation of the Surviving Corporation.

2.5

Agreement and Plan of Merger.  The executed copy of the Reorganization Agreement is on file at the office of the Surviving Corporation located at 100 Foxborough Boulevard, Suite 240, Foxborough, Massachusetts 02035.  The Reorganization Agreement will be furnished by the Surviving Corporation, on request and without cost, to any Stockholder of any Constituent Corporation.

2.6

Effect of Merger on the Capital Stock of the Constituent Corporations.

(a)

Definitions.  For all purposes of this Agreement, the following terms shall have the following respective meanings:

"DGCL" shall mean the Delaware General Corporation Law.

ARTICLE III

MISCELLANEOUS

3.1

Termination by Mutual Agreement.  Notwithstanding the approval of this Agreement by the shareholders of Sub and the Company, this Agreement may be terminated at any time prior to the Effective Time by mutual agreement of the board of directors of the Sub and the Company.

3.2

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.

3.3

Governing Law.  This Agreement shall be governed in all respects, including validity, interpretation and effect by the laws of the State of Delaware.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

TRAFALGAR ACQUISITION CORPORATION

By:________________________________________

Its:  President

CYBERKINETICS, INC.

By:________________________________________

Its:  President

TRAFALGAR VENTURES INC.

By:________________________________________

Its:  President

[SIGNATURE PAGE TO AGREEMENT OF MERGER]

Exhibit C

CERTIFICATE OF AMENDMENT

his form must be accompanied by appropriate fees. See attached fee schedule. Nevada Secretary of State AM 78.385 Amend 2003

Revised on: 11/03/03

DEAN HELLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: ____________Trafalgar Ventures Inc.______________

______________________________________________________________________________

2. The articles have been amended as follows (provide article numbers, if available):

Article Four: This corporation is authorized to issue two classes of stock which shall be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this corporation is authorized to issue is 100,000,000 shares, par value $0.001 per share and the total number of shares of Preferred Stock this corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share. Upon the filing of this

Amendment to the Articles of Incorporation, the outstanding shares of the corporation's Common Stock shall be consolidated pursuant to a reverse stock split such that all holders of the corporation's Common Stock, all holders of securities convertible into Common Stock of the corporation and all holders of options to purchase the corporation's Common Stock shall receive one share of Common Stock for every 2.1142857 shares of

Common Stock currently held or entitled to be held by such holders; provided, however that any fractional shares resulting from the reverse stock split shall be rounded up to the nearest whole number of shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:___1,860,001______________.*

4. Effective date of filing (optional): _________________________________________________

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ____________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

Exhibit D

CERTIFICATE OF INCORPORATION

                        CERTIFICATE OF INCORPORATION

                        OF

                                                                CYBERKINETICS NEUROTECHNOLOGY

                                                                                     SYSTEMS, INC.

                       A Delaware Corporation

ARTICLE I

The name of this corporation is Cyberkinetics Neurotechnology Systems, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle.  The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Section 1.  Number of Authorized Shares.  The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty Million (150,000,000) shares.  The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.”  The Corporation shall be authorized to issue One Hundred Million (100,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

Section 2. Common Stock.  The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time.  The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3.  Preferred Stock.  The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series.  The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

Section 4.  Dividends and Distributions.  Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5.  Voting Rights.  Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE V

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide.  The books of the Corporation may be kept (subject to any provision contained in Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation.  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director.  The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.  The Corporation to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person.  The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein.  To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified.  Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article IX.  The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is her act and deed and that the facts stated therein are true.

/s/ Kasey Hannah________

Kasey Hannah,  Incorporator

Exhibit E

AGREEMENT AND PLAN OF MERGER (REINCORPORATION)

AGREEMENT AND PLAN OF MERGER

OF

TRAFALGAR VENTURES  INC.

(A NEVADA CORPORATION)

WITH

 AND INTO

CYBERKINETICS

                                                       NEUROTECHNOLOGY SYSTEMS, INC.

(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this __th day of September 2004, by and between TRAFALGAR VENTURES INC, a Nevada corporation (“TRAFALGAR”) and CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC., a Delaware corporation (“CYBERKINETICS”), is made with respect to the following facts.

RECITALS

WHEREAS, TRAFALGAR is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, CYBERKINETICS is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for TRAFALGAR and CYBERKINETICS have determined that, for purposes of effecting the reincorporation of TRAFALGAR in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that TRAFALGAR merge with and into CYBERKINETICS so that CYBERKINETICS is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors TRAFALGAR and CYBERKINETICS, the stockholders of TRAFALGAR , and the sole stockholder of CYBERKINETICS have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I - THE MERGER

1.1

The Merger; Surviving Corporation.  Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 below), TRAFALGAR shall be merged with and into CYBERKINETICS, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the General Corporation Law of the State of Nevada (the “NGCL”), and the separate existence of TRAFALGAR shall cease.  CYBERKINETICS shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2        Constituent Corporations.  The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a)

        (a)     TRAFALGAR, a corporation organized under and governed by the laws of the State of Nevada with an address of 355 Burrard Street Suite 1530 Vancouver, BC, Canada; and

                (b)    CYBERKINETICS, a corporation organized under and governed by the laws of the State of Delaware with an address of 100 Foxborough Boulevard, Suite 240, Foxborough, MA  02035.

         1.3    Surviving Corporation.  CYBERKINETICS a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

    1.4    Address of Principal Office of the Surviving Corporation.  The address of

CYBERKINETICS as the Surviving Corporation shall be 100 Foxborough Boulevard, Suite 240, Foxborough, MA  02035.

    1.5    Effective Time.  The Merger shall become effective (the “Effective Time”), on the date upon which the last of the following shall have been completed:

                (a)    This Agreement and the Merger shall have been adopted and recommended to the stockholders of TRAFALGAR by the Board of Directors of TRAFALGAR and approved by a majority voting power of TRAFALGAR, in accordance with the requirements of NGCL;

                (b)    This Agreement and the Merger shall have been adopted and recommended to the stockholders of  CYBERKINETICS by the Board of Directors of  CYBERKINETICS and approved by a majority voting power of CYBERKINETICS, in accordance with the requirements of DGCL;

                (c)    The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State for the State of Nevada; and

                (d)     An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6

Effect of the Merger.  The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL and the NGCL.  Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of TRAFALGAR shall vest in CYBERKINETICS, as the Surviving Corporation, and all debts, liabilities and duties of TRAFALGAR shall become the debts, liabilities and duties of CYBERKINETICS, as the Surviving Corporation.

      1.7      Certificate of Incorporation; Bylaws.

(a)    From and after the Effective Time, the Certificate of Incorporation of CYBERKINETICS shall be the Certificate of the Incorporation of the Surviving Corporation; and

(b)    From and after the Effective Time, the Bylaws of  CYBERKINETICS as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

1.8

Officers and Directors.  The officers of CYBERKINETICS immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their resignation, removal or death.  The directors of CYBERKINETICS immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II- CONVERSION OF SHARES

                   2.1    Conversion of Common Stock of TRAFALGAR.  At the Effective

Time by virtue of the Merger and without any action on part of the holders of any outstanding shares of TRAFALGAR,

(a)    each share of common stock of TRAFALGAR, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of  CYBERKINETICS’s common stock, $.001 par value per share (the “Common Stock”); and

(b)    each share of Preferred Stock of TRAFALGAR, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of CYBERKINETICS’s Preferred Stock, $.001 par value per share.

2.2        TRAFALGAR Options, Stock Purchase Rights, Convertible Securities

(a)    From and after the Effective Time, the Surviving Corporation shall assume the obligations of TRAFALGAR under, and continue, the option plans (including, without limitation, the [LIST PLANS]) and all other employee benefit plans of TRAFALGAR.  Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, TRAFALGAR Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of TRAFALGAR common stock issuable pursuant to any such Right, on the same terms and condition and at an exercise price equal to the exercise price applicable to any such TRAFALGAR from and after the Effective Time.  This paragraph 2.2(a) shall not apply to currently issued and outstanding TRAFALGAR Common Stock.  Such Common Stock is subject to paragraph 2.1 hereof.

(b)    A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of TRAFALGAR Common Stock so reserved immediately prior to the Effective Time.  In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

2.3        Characterization of Merger.  For federal income tax purposes, the conversion of interests in TRAFALGAR pursuant to this Article III shall be deemed a reorganization and mere change in place of organization pursuant to section 368 (a)(1) (F) of the Internal Revenue Code of 1986.

ARTICLE III - TRANSFER AND CONVEYANCE OF ASSETS

AND ASSUMPTION OF LIABILITIES

3.1      Transfer, Conveyance and Assumption.  At the Effective Time, CYBERKINETICS shall continue in existence as the Surviving Corporation, and without further action on the part of TRAFALGAR or CYBERKINETICS, succeed to and possess all the rights, privileges and powers of TRAFALGAR , and all the assets and property of whatever kind and character of TRAFALGAR shall vest in CYBERKINETICS without further act or deed.  Thereafter, CYBERKINETICS, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of TRAFALGAR, and any claim or judgment against TRAFALGAR may be enforced against CYBERKINETICS as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2        Further Assurances.  If at any time CYBERKINETICS shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of TRAFALGAR, or otherwise to carry out the provisions hereof, officers of TRAFALGAR as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in CYBERKINETICS and otherwise to carry out the provisions hereof.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

OF TRAFALGAR

TRAFALGAR represents and warrants to CYBERKINETICS as follows:

4.1

Validity of Actions. TRAFALGAR (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it.  This Agreement has been duly executed and delivered on behalf of TRAFALGAR.  TRAFALGAR has received all necessary authorization to enter into this Agreement,  and this Agreement is a legal, valid and binding obligation of TRAFALGAR, enforceable against TRAFALGAR in accordance with its terms.  The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of TRAFALGAR’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which TRAFALGAR is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V - REPRESENTATIONS AND WARRANTIES

OF CYBERKINETICS

CYBERKINETICS represents and warrants to TRAFALGAR as follows:

5.1

Validity of Actions. CYBERKINETICS (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it.  This Agreement has been duly executed and delivered on behalf of CYBERKINETICS, and CYBERKINETICS has received all necessary authorization.  This Agreement is a legal, valid and binding obligation of CYBERKINETICS, enforceable against CYBERKINETICS in accordance with its terms.  The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Amended and Restated Certificate of Incorporation or Bylaws of CYBERKINETICS nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which CYBERKINETICS is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI - FURTHER ACTIONS

6.1

Additional Documents.  At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII - CONDITIONS TO THE MERGER

The obligation of CYBERKINETICS and of TRAFALGAR to consummate the Merger shall be subject to compliance with or satisfaction of the following conditions:

7.1

Bring Down.  The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made (except for those representations and warranties made as of a given date, which shall continue to be true and correct as of such given date) as of the Effective Time.

7.2

No Statute, Rule or Regulation Affecting.  At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3

Satisfaction of Conditions.  All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII - TERMINATION; AMENDMENT; WAIVER

8.1

Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of CYBERKINETICS and the Board of Directors of TRAFALGAR.

8.2

Amendment.  The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, such amendment to be approved by the Board of Directors of TRAFALGAR agreeing to such amendment with CYBERKINETICS.

8.3

Waiver.  At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX - MISCELLANEOUS

9.1

Expenses.  If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by CYBERKINETICS.

9.2

Notice.  Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

In the case of CYBERKINETICS:

Cyberkinetics Neurotechnology Systems, Inc.

100 Foxborough Blvd.

Suite 240

Foxborough, Massachusetts 02035

In the case of TRAFALGAR:

Trafalgar Ventures Inc.

355 Burrard Street, Suite 1530

Vancouver, British Columbia

Canada

9.3

Non-Assignability.  This Agreement shall not be assignable by any of the parties hereto.

9.4

Entire Agreement.  This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6

Headings.  The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7

Gender; Number.  All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8

Severability.  The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

TRAFALGAR VENTURES  INC., a Nevada Corporation

By:

_____________________________

Name:

Title:

By:

_____________________________

Name:

Title:

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC., a Delaware Corporation

By:

____________________________

Name:

Title:

By:

_____________________________

Name:

Title:

Exhibit F

BYLAWS

BYLAWS

OF

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

A Delaware Corporation

ARTICLE I: OFFICES

SECTION 1.1 Registered Office.

The registered office of Cyberkinetics Neurotechnology Systems Inc. ("Corporation") shall be at and the name of its registered agent at that address is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle and the name of its registered agent at that address is Corporation Service Company.

SECTION 1.2 Principal Office.

The principal office for the transaction of the business of the Corporation shall be 100 Foxborough Blvd., Suite 240, Foxborough Massachusetts  02035, or otherwise as set forth in a resolution adopted by the Board.

SECTION 1.3 Other Offices.

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: MEETINGS OF STOCKHOLDERS

SECTION 2.1 Place of Meetings.

All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

SECTION 2.2 Annual Meetings.

Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

SECTION 2.3 Special Meetings.

A special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman.

SECTION 2.4 Notice of Meetings.

Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 2.5 Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action other than to consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any such other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

SECTION 2.6 Quorum.

Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Certificate of Incorporation, these Bylaws or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.7 Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation's Certificate of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

(i) on the date fixed pursuant to Section 2.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the "DGCL").

(C) Subject to the provisions of the Corporation's Certificate of Incorporation, any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 2.8 Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election's ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

SECTION 2.9 Advance Notice of Stockholder Proposals and Stockholder Nominations.

Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.9.

To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation.  In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

Such stockholder's notice shall set forth (I) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, (II) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (III) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (b) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.  In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9. The Chairman of any such meeting shall direct that any nomination or business not properly brought before the meeting shall not be considered.

SECTION 2.10 Action Without Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III: BOARD OF DIRECTORS

SECTION 3.1 General Powers.

Subject to any requirements in the Certificate of Incorporation, these Bylaws, or of the DGCL as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers:

(A) to select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Section 1.1 hereof; to change the principal office and the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; to fix and locate from time to time one or more offices of the Corporation within or without the State of Delaware as provided in Section 1.3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the whole Board to designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

SECTION 3.2 Number and Term of Office.

(A) Until this Section 3.2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation, the number of directors constituting the entire Board shall be not less than two (2) members nor more than nine (9) members. Directors need not be stockholders. Each of the directors of the Corporation shall serve for a term ending on the date of the annual meeting and shall hold office until his successor shall have been duly elected or until he shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3.3 Chairman of the Board.

The Chairman of the Board, when present, shall preside at all meetings of the Board and all meetings of stockholders. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 3.4 Election of Directors.

The directors shall be elected by the stockholders of the Corporation, and at each election, the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provision contained in the Certificate of Incorporation relating thereto, including any provision regarding the rights of holders of preferred stock to elect directors.

SECTION 3.5 Resignations.

Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.6 Vacancies.

Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Increases in the number of directors shall be filled in accordance with the rule that each class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation. When the Board fills a vacancy, the director chosen to fill that vacancy shall be of the same class as the director he succeeds and shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

SECTION 3.7 Place of Meeting.

The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 3.8 Regular Meetings.

Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine.

SECTION 3.9 Special Meetings.

Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President, and may also be called by any two members of the Board. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office for the transaction of the business of the Corporation is located at least 48 hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile as above provided, it shall be delivered at least 24 hours prior to the time of the holding of the meeting. Such mailing, telegraphing, delivery or facsimile transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.10 Quorum and Manner of Acting.

Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 3.11 Action by Unanimous Written Consent.

Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

SECTION 3.12 Compensation.

Directors, whether or not employees of the Corporation or any of its subsidiaries, may receive an annual fee for their services as directors in an amount fixed by resolution of the Board plus other compensation, including options to acquire capital stock of the Corporation, in an amount and of a type fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 3.13 Committees.

The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 3.14 Affiliated Transactions.

Notwithstanding any other provision of these Bylaws, each transaction, or, if an individual transaction constitutes a part of a series of transactions, each series of transactions, proposed to be entered into between the Corporation, on the one hand, and any affiliate of the Corporation, on the other hand, must be approved by the Board.  For the purposes of this Section 3.14, (a) "affiliate" shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with the Corporation, (ii) any other person that owns, beneficially, directly or indirectly, twenty percent (20%) or more of the outstanding capital shares, shares or equity interests of the Corporation, or (iii) any officer or director of the Corporation; (b) "person" shall mean and include individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof; and (c) "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

ARTICLE IV: OFFICERS

SECTION 4.1 Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Chief Financial Officer, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof.

SECTION 4.2 Election.

The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.3 Other Officers.

In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.4 Removal and Resignation.

Except as provided by DGCL Section 141(k), any officer may be removed, either with or without cause, by resolution of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

SECTION 4.6 Chief Executive Officer.

The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 4.7  President.

The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present or, in the absence of the Chairman of the Board, the Chief Executive Officer has been appointed and is present. Subject to the provisions of these Bylaws and to the direction of the Board of Directors and Chief Executive Officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him by the Board of Directors. The President shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all the other officers, employees and agents of the corporation.

SECTION 4.8  Vice President.

Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as are commonly incident to their office or as may from time to time be assigned to such Vice President by the Chairman of the Board, or the Board, or the Chief Executive Officer, or the President, or as may be prescribed by these Bylaws. In the absence or disability of the Chairman of the Board, the Chief Executive Officer and the President, the Vice Presidents in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the Chairman of the Board, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

SECTION 4.9 Secretary.

(A) The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time.

(B) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

(C) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the name of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

SECTION 4.10 Chief Financial Officer.

The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer shall designate from time to time.

ARTICLE V: CORPORATE INSTRUMENTS, CHECKS,

DRAFTS,  BANK ACCOUNTS, ETC.

SECTION 5.1 Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation the corporate name without limitation, or enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Such authority may be general or confined to specific instances, and unless so authorized by the Board or by these Bylaws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2 Checks, Drafts, Etc.

All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

SECTION 5.3 Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.4 General and Special Bank Accounts.

The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: SHARES AND THEIR TRANSFER

SECTION 6.1 Certificates for Stock.

Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class or series of shares of the stock of the Corporation owned by such owner. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such an officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4 hereof.

SECTION 6.2 Transfers of Stock.

Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 6.3 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 6.4 Lost, Stolen, Destroyed, and Mutilated Certificates.

In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof satisfactory to the Board of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

ARTICLE VII: INDEMNIFICATION

SECTION 7.1 Indemnification of Directors and Officers.

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the "Delaware Law"), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Section 7.1, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Section 7.1. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 7.1 as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7.2 Indemnification of Employees and Agents.

Subject to Section 7.1, the Corporation may, but only to the extent that the Board may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7.3 Enforcement of Indemnification.

The rights to indemnification and the advancement of expenses conferred above shall be contract rights. If a claim under this Article VII is not paid in full by the Corporation within 60 days after written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of such claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall either create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

ARTICLE VIII: MISCELLANEOUS

SECTION 8.1 Seal.

The Board shall adopt a corporate seal, which shall be in the form set forth in a resolution approved by the Board.

SECTION 8.2 Waiver of Notices.

Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.3 Amendments.

Except as otherwise provided herein, by law, or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession or adoption is given in the notice of such meeting of stockholders.

CERTIFICATE OF SECRETARY OF ADOPTION OF BYLAWS

I, the undersigned, do hereby certify:

That I am the Secretary of Cyberkinetics Neurotechnology Systems, Inc., a Delaware corporation, that the foregoing By-Laws, comprising sixteen pages, constitute the By-Laws of said corporation as duly adopted by the Board of Directors of the corporation on ________________.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on this ____ day of  ____ 200_.

By:________________________________

Exhibit G

TRAFALGAR FINANCIALS

Index to Financial Statements:

1. Auditors' Report;

2. Audited financial statements for the period ending April 30, 2003,

including:

  a. Auditors Report;

  b. Balance Sheets;

  b. Statements of Loss;

  c. Statements of Cash Flows;

  d. Statement of Stockholders' Equity; and

  e. Notes to Financial Statements

3. Unaudited financial statements for the period ending July 31, 2003 including:

  a. Balance Sheet

  b. Statement of Loss

  c. Statement of Stockholders' Equity; and

  d. Notes to Financial Statements

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                           FINANCIAL STATEMENTS

                          APRIL 30, 2003 AND 2002

                         (Stated in U.S. Dollars)

                       INDEPENDENT AUDITORS' REPORT

To the Shareholders

Trafalgar Ventures Inc.

(An Exploration Stage Company)

We have audited the balance sheets of Trafalgar Ventures Inc. (an exploration stage company) as at April 30, 2003 and 2002, and the statements of loss, cash flows, and shareholders' equity for the year ended

April 30, 2003, for the period from February 6, 2002 (date of inception) to

April 30, 2002.  These financial statements are the responsibility of the

Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2003 and

2002, and the results of its operations and cash flows for the year ended

April 30, 2003, and for the period from February 6, 2002 (date of inception) to April 30, 2002, in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the

Company will continue as a going concern.  As discussed in Note 1(c) to the financial statements, the Company incurred a net loss of $38,100 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfil its exploration activities.  These factors raise substantial doubt that the Company will be able to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 1(c).  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, B.C.                                /s/"Morgan & Company

May 30, 2003                                      Chartered Accountants

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                              BALANCE SHEETS

                         (Stated in U.S. Dollars)

                                                      APRIL 30

                                                    2003     2002

ASSETS

     Current

     Cash                                        $ 40,775  $ -

     Prepaid expense                               125       -

                                                   -----------

                                                 $ 40,900  $ -

                                                   ===========

     LIABILITIES

     Current

     Accounts payable and accrued liabilities    $ 1,000   $ -

                                                   -----------

     SHAREHOLDERS' EQUITY

     Share Capital

Authorized:

100,000,000 common shares, par value $0.001  per

share

10,000,000  preferred shares, par  value  $0.001

per share

     Issued and outstanding:

     3,720,000 common shares                       3,720     -

     Additional paid-in capital                    74,280    -

Deficit   Accumulated  During  The   Exploration  (38,100)    -

Stage                                              ------------

                                                   39,900    -

                                                  -------------

                                                 $ 40,900  $ -

                                                  =============

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                            STATEMENTS OF LOSS

                         (Stated in U.S. Dollars)

                                             PERIOD     PERIOD

                                              FROM       FROM

                                             DATE OF    DATE OF

                                            INCEPTION  INCEPTION

                                    YEAR    FEBRUARY   FEBRUARY

                                                6          6

                                   ENDED     2002 TO    2002 TO

                                  APRIL 30  APRIL 30   APRIL 30

                                    2003      2002       2003

 --------------------------------------------------------------

Expenses

Office and sundry                $ 1,485    $ -        $ 1,485

Filing fees                        2,375      -          2,375

Professional fees                  18,240     -          18,240

Mineral property option payments   8,500      -          8,500

(Note 4)

Mineral property exploration       7,500      -          7,500

expenditures

                                   ----------------------------

Net Loss For The Period          $ 38,100   $ -        $ 38,100

                                   ============================

Basic And Diluted Loss Per Share $ (0.01)   $ -

                                   ============

Weighted Average Number Of

Shares Outstanding                 3,720,000   -

                                   =============

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                         STATEMENTS OF CASH FLOWS

                         (Stated in U.S. Dollars)

                                             PERIOD     PERIOD

                                              FROM       FROM

                                             DATE OF    DATE OF

                                            INCEPTION  INCEPTION

                                     YEAR   FEBRUARY   FEBRUARY

                                                6          6

                                    ENDED    2002 TO    2002 TO

                                    APRIL   APRIL 30   APRIL 30

                                      30

                                     2003     2002       2003

                               -------------------------------------

Cash Flows From Operating

Activities

Net loss for the period            $(38,100)  $ -        $ (38,100)

Adjustments To Reconcile Net Loss

To Net Cash Used By Operating

Activities

Prepaid expense                      (125)    -          (125)

Accounts payable and accrued         1,000    -          1,000

liabilities                          ---------------------------

                                     (37,225) -          (37,225)

                                     ---------------------------

Cash Flows From Financing Activity

     Share capital issued            78,000   -          78,000

                                     ---------------------------

(Decrease) Increase In Cash          40,775   -          40,775

Cash, Beginning Of Period            -        -          -

                                     --------------------------

     Cash, End Of Period           $ 40,775 $ -        $ 40,775

                                     ==========================

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                     STATEMENT OF SHAREHOLDERS' EQUITY

                              APRIL 30, 2003

                         (Stated in U.S. Dollars)

                                              DEFICIT

                         COMMON STOCK        ACCUMULATED

                     ----------------------

                                    ADDITIO    DURING

                                      NAL       THE

                                    PAID-IN  EXPLORATION

                   SHARES   AMOUNT  CAPITAL    STAGE     TOTAL

Opening balance,

 February 6, 2002  -        $ -     $ -      $ -        $ -

                 -----------------------------------------------

Balance, April 30,   -          -       -      -          -

2002

June 4, 2002 -

Shares issued for  1,500,000   1,500   -        -          1,500

cash at $0.001

June 11, 2002 -

Shares issued for  1,650,000   1,650   14,850   -          16,500

cash at $0.01

June 21, 2002 -

Shares issued for  550,000    550     54,450   -          55,000

cash at $0.10

July 4, 2002 -

Shares issued for  20,000     20      4,980    -          5,000

cash at $0.25

Net loss for the   -          -       -        (38,100)   (38,100)

period            -----------------------------------------------

Balance, April     3,720,000 $ 3,720 $ 74,280 $ (38,100) $ 39,900

30, 2003          ================================================

                                    39

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                       NOTES TO FINANCIAL STATEMENTS

                          APRIL 30, 2003 AND 2002

                         (Stated in U.S. Dollars)

1.   NATURE OF OPERATIONS

 a)   Organization

The Company was incorporated in the State of Nevada, U.S.A., on February

6, 2002.

 b)   Exploration Stage Activities

     The Company has been in the exploration stage since its formation and has not yet realized any revenues from its planned operations.  It is primarily engaged in the acquisition and exploration of mining properties.  Upon location of a commercial minable reserve, the

     Company expects to actively prepare the site for its extraction and enter a development stage.

  c)Going Concern

     The accompanying financial statements have been prepared assuming the

     Company will continue as a going concern.

     As shown in the accompanying financial statements, the Company has incurred a net loss of $38,100 for the period from February 6, 2002

     (inception) to April 30, 2003, and has no sales.  The future of the

     Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its mineral properties.  Management has plans to seek additional capital through a private placement and public offering of its common stock.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States.

  Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

  The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

                                    40

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                       NOTES TO FINANCIAL STATEMENTS

                          APRIL 30, 2003 AND 2002

                         (Stated in U.S. Dollars)

2.SIGNIFICANT ACCOUNTING POLICIES (Continued)

  a)Mineral Property Option Payments and Exploration Costs

     The Company expenses all costs related to the maintenance and exploration of mineral claims in which it has secured exploration rights prior to establishment of proven and probable reserves.  To date, the Company has not established the commercial feasibility of its exploration prospects, therefore, all costs are being expensed.

  b)Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period.  Actual results could differ from these estimates.

  c)Income Taxes

     The Company has adopted Statement of Financial Accounting Standards

     No. 109 - "Accounting for Income Taxes" (SFAS 109).  This standard requires the use of an asset and liability approach for financial accounting, and reporting on income taxes.  If it is more likely than not that some portion or all of a deferred tax asset will not realized, a valuation allowance is recognized.

  d)Basic and Diluted Loss Per Share

     The Company computes loss per share in accordance with SFAS No. 128 -

     "Earnings Per Share".  Under the provisions of SFAS No. 128, basic loss per share is computed using the weighted average number of common stock outstanding during the periods.  Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period.  As the Company generated net losses in the period presented, the basic and diluted loss per share is the same as any exercise of options or warrants would anti-dilutive.

                                   41

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                       NOTES TO FINANCIAL STATEMENTS

                          APRIL 30, 2003 AND 2002

                         (Stated in U.S. Dollars)

3.MINERAL PROPERTY INTEREST

  The Company has entered into an option agreement, dated June 24, 2002 and amended April 17, 2003, to acquire a 90% interest in four mineral claims located in the Sudbury Mining District in Ontario, Canada.

  In order to earn its interest, the Company made a $7,500 cash payment on signing, $1,000 on amending, and must incur exploration expenditures totalling $227,000 as follows:

  Exploration expenditures:

  -    $25,000 by June 1, 2004;

-    A further $202,000 by June 1, 2005.

  The project is subject to a 2% net smelter return royalty.

4.    CONTINGENCY

  Mineral Property

  The Company's mineral property interest has been acquired pursuant to an option agreement.  In order to retain its interest, the Company must satisfy the terms of the option agreement described in Note 3.

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                      INTERIM FINANCIAL STATEMENTS

                               JULY 31, 2003

                                (Unaudited)

                         (Stated in U.S. Dollars)

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                        INTERIM BALANCE SHEET

                                (Unaudited)

                         (Stated in U.S. Dollars)

                                              JULY 31  APRIL 30

                                               2003      2003

ASSETS

Current

     Cash                                    $ 36,940  $ 40,775

     Prepaid expense                           -         125

                                              -----------------

                                             $ 36,940  $ 40,900

                                              =================

LIABILITIES

Current

Accounts payable and accrued liabilities     $ 500     $ 1,000

                                              -----------------

SHAREHOLDERS' EQUITY

Share Capital

Authorized:

100,000,000 common shares, par value $0.001

per share

10,000,000 preferred shares, par value

$0.001 per share

   Issued and outstanding:

      3,720,000 common shares                  3,720     3,720

   Additional paid-in capital                  74,280    74,280

Deficit  Accumulated During The  Exploration   (41,560) (38,100)

Stage                                          -----------------

                                               36,440    39,900

                                             $ 36,940  $ 40,900

                                               ================

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                       INTERIM STATEMENT OF LOSS

                                (Unaudited)

                         (Stated in U.S. Dollars)

                                                        PERIOD

                                                         FROM

                                                        DATE OF

                                                       INCEPTION

                                                       FEBRUARY 6

                                 THREE MONTHS ENDED     2002 TO

                                       JULY 31          JULY 31

                                   2003       2002       2003

Expenses

Office and sundry                $ 360      $ 229      $1,845

Filing fees                        125        -         2,500

Professional fees                  2,975      7,000     21,215

Mineral property option payments    -          7,500     8,500

(Note 4)

Mineral property exploration        -          2,500     7,500

expenditures                       ---------------------------

Net Loss For The Period          $ 3,460    $ 17,229   $41,560

                                   ===========================

Basic And Diluted Loss Per Share  $ (0.01)   $ (0.01)

                                    ================

Weighted Average Number Of Shares

Outstanding                     3,720,000    2,071,087

                           ===========================

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                    INTERIM STATEMENT OF CASH FLOWS

                                (Unaudited)

                         (Stated in U.S. Dollars)

                                                        PERIOD

                                                         FROM

                                                        DATE OF

                                                       INCEPTION

                                                       FEBRUARY 6

                                        THREE MONTHS    2002 TO

                                           ENDED

                                         JULY 31        JULY 31

                                      2003     2002      2003

Cash Flows From Operating Activities

Net loss for the period             $ (3,460)$ (17,229)$(41,560)

Adjustments To Reconcile Net Loss To

Net Cash Used By Operating

Activities

Prepaid expense                       125      -        -

Accounts payable and accrued          (500)    1,000    500

liabilities                           ------------------------

                                      (3,835) (16,229)(41,060)

                                 -----------------------------

Cash Flows From Financing Activity

     Share capital issued             -        78,000   78,000

                                       -----------------------

(Decrease) Increase In Cash           (3,835)  61,771   36,940

Cash, Beginning Of Period             40,775    -        -

                                      ------------------------

Cash, End Of Period                 $ 36,940  $ 61,771  $36,940

                                      =========================

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

               INTERIM STATEMENT OF SHAREHOLDERS' EQUITY

                              JULY 31, 2003

                                (Unaudited)

                         (Stated in U.S. Dollars)

                                              DEFICIT

                         COMMON STOCK        ACCUMULAT

                                                 ED

                                    ADDITION   DURING

                                       AL       THE

                                    PAID-IN  EXPLORATION

                   SHARES   AMOUNT  CAPITAL    STAGE     TOTAL

Opening balance,

 February 6, 2002  -        $ -     $ -      $ -        $ -

                   ----------------------------------------------

Balance, April 30,   -          -       -        -          -

2002

June 4, 2002 -

Shares issued for  1,500,000   1,500   -        -          1,500

cash at $0.001

June 11, 2002 -

Shares issued for  1,650,000   1,650   14,850   -          16,500

cash at $0.01

June 21, 2002 -

Shares issued for  550,000    550     54,450   -          55,000

cash at $0.10

July 4, 2002 -

Shares issued for  20,000     20      4,980    -          5,000

cash at $0.25

Net loss for the   -          -       -        (38,100)   (38,100)

period            ------------------------------------------------

Balance, April     3,720,000   3,720   74,280   (38,100)   39,900

30, 2003

Net loss for the   -          -       -        (3,460)    (3,460)

period            ------------------------------------------------

Balance, July 31,  3,720,000 $ 3,720 $ 74,280 $ (41,560) $ 36,440

2003              ================================================

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                   NOTES TO INTERIM FINANCIAL STATEMENTS

                              JULY 31, 2003

                                (Unaudited)

                         (Stated in U.S. Dollars)

1.BASIS OF PRESENTATION

  The  unaudited interim financial statements as of July 31, 2003  included herein  have  been  prepared  without audit pursuant  to  the  rules  and

  regulations   of   the  Securities  and  Exchange  Commission.    Certain

  information  and  footnote  disclosures normally  included  in  financial statements  prepared in accordance with United States generally  accepted accounting  principles have been condensed or omitted  pursuant  to  such rules  and  regulations.  In the opinion of management,  all  adjustments

  (consisting  of  normal recurring accruals) considered  necessary  for  a

  fair  presentation  have  been included.   It  is  suggested  that  these

  financial  statements  be read in conjunction with  the  April  30,  2003 audited financial statements and notes thereto.

2.   NATURE OF OPERATIONS

 c)   Organization

The Company was incorporated in the State of Nevada, U.S.A., on February

6, 2002.

 d)   Exploration Stage Activities

     The  Company has been in the exploration stage since its formation and has not yet realized any revenues from its planned operations.  It  is primarily  engaged  in  the  acquisition  and  exploration  of  mining

     properties.   Upon  location  of  a commercial  minable  reserve,  the

     Company  expects to actively prepare the site for its  extraction  and enter a development stage.

  c)Going Concern

     The  accompanying financial statements have been prepared assuming the

     Company will continue as a going concern.

     As  shown  in  the accompanying financial statements, the Company  has incurred  a net loss of $41,560 for the period from February  6,  2002

     (inception)  to July 31, 2003, and has no sales.  The  future  of  the

     Company  is  dependent upon its ability to obtain financing  and  upon future  profitable  operations from the  development  of  its  mineral properties.  Management has plans to seek additional capital through a

     private  placement  and  public offering of  its  common  stock.   The

     financial  statements do not include any adjustments relating  to  the recoverability and classification of recorded assets, or  the  amounts of  and  classification of liabilities that might be necessary in  the event the Company cannot continue in existence.

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                   NOTES TO INTERIM FINANCIAL STATEMENTS

                               JULY 31, 2003

                                (Unaudited)

                         (Stated in U.S. Dollars)

3.SIGNIFICANT ACCOUNTING POLICIES

  a)Mineral Property Option Payments and Exploration Costs

     The  Company  expenses  all  costs  related  to  the  maintenance  and exploration  of  mineral  claims in which it has  secured  exploration

     rights  prior  to establishment of proven and probable  reserves.   To

     date,  the  Company has not established the commercial feasibility  of its exploration prospects, therefore, all costs are being expensed.

  b)Use of Estimates

     The  preparation of financial statements in conformity with  generally accepted  accounting principles requires management to make  estimates and  assumptions  that  affect  the reported  amounts  of  assets  and liabilities,  and disclosure of contingent assets and  liabilities  at the  date  of  the financial statements, and the reported  amounts  of revenues and expenses for the reporting period.  Actual results  could differ from these estimates.

  c)Income Taxes

     The  Company  has adopted Statement of Financial Accounting  Standards

     No.  109  -  "Accounting for Income Taxes" (SFAS 109).  This  standard requires  the  use  of an asset and liability approach  for  financial accounting, and reporting on income taxes.  If it is more likely  than not  that  some  portion  or  all of a deferred  tax  asset  will  not realized, a valuation allowance is recognized.

  d)Basic and Diluted Loss Per Share

     The Company computes loss per share in accordance with SFAS No. 128  -

     "Earnings  Per  Share".  Under the provisions of SFAS No.  128,  basic loss per share is computed using the weighted average number of common stock  outstanding  during the periods.  Diluted  loss  per  share  is computed  using the weighted average number of common and  potentially dilutive  common stock outstanding during the period.  As the  Company generated  net losses in the period presented, the basic  and  diluted loss  per  share  is the same as any exercise of options  or  warrants would anti-dilutive.

                          TRAFALGAR VENTURES INC.

                      (An Exploration Stage Company)

                   NOTES TO INTERIM FINANCIAL STATEMENTS

                              JULY 31, 2003

                                (Unaudited)

                         (Stated in U.S. Dollars)

4.MINERAL PROPERTY INTEREST

  The  Company  has entered into an option agreement, dated June  24,  2002 and  amended  April 17, 2003, to acquire a 90% interest in  four  mineral claims located in the Sudbury Mining District in Ontario, Canada.

  In  order to earn its interest, the Company made a $7,500 cash payment on signing,  $1,000  on  amending, and must incur  exploration  expenditures totalling $227,000 as follows:

  Exploration expenditures:

  -    $25,000 by June 1, 2004;

  -    A further $202,000 by June 1, 2005.

  The project is subject to a 2% net smelter return royalty.

5.    CONTINGENCY

  Mineral Property

  The Company's mineral property interest has been acquired pursuant to  an

  option  agreement.   In order to retain its interest,  the  Company  must

  satisfy the terms of the option agreement described in Note 3.

Item 23.            Changes In And Disagreements With Accountants

We have had no changes in or disagreements with our accountants.

                     Available Information

We have filed a registration statement on form SB-2 under the Securities

Act of 1933 with the Securities and Exchange Commission with respect to the shares of our common stock offered through this prospectus.  This prospectus is filed as a part of that registration statement, but does not contain all of the information contained in the registration statement and exhibits.  Statements made in the registration statement are summaries of the material terms of the referenced contracts, agreements or documents of the company. We refer you to our registration statement and each exhibit attached to it for a more detailed description of matters involving the company, and the statements we have made in this prospectus are qualified in their entirety by reference to these additional materials.  You may inspect the registration statement, exhibits and schedules filed with the

                                 50

Securities and Exchange Commission at the Commission's principal office in

Washington, D.C.  Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and

Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  The Securities and Exchange

Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.  Our registration statement and the referenced exhibits can also be found on this site.

Exhibit H

CYBERKINETICS FINANCIALS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Cyberkinetics, Inc.

(A Development-Stage Company)

Years ended December 31, 2002 and 2003, and for the period from May 2, 2001
(date of inception) to December 31, 2003

Cyberkinetics, Inc.

(A Development-Stage Company)

Audited Consolidated Financial Statements

Years ended December 31, 2002 and 2003, and for the period from May 2, 2001

 (date of inception) to December 31, 2003

Contents

Report of Independent Registered Public Accounting Firm                                                                                        1

Consolidated Balance Sheets as of December 31, 2002 and 2003 and
March 31, 2004 (unaudited)                                                                                                                                     2

Consolidated Statements of Operations for the period May 2, 2001 (date of inception) to December 31,

2001, years ended December 31, 2002 and 2003, for the period May 2, 2001 (date of inception) to

December 31, 2003 and the three months ended March 31, 2003 and 2004 and for the period May 2,

2001 (date of inception) to March 31, 2004 (unaudited)                                                                                           3

Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit

for the period from May 2, 2001 (date of inception) to December 31, 2001 and years ended December 31,

2002 and 2003 and the three months ended March 31, 2004 (unaudited)                                                                  4

Consolidated Statements of Cash Flows for the period from May 2, 2001 (date of inception) to December 31,

2001 and years ended December 31, 2002 and 2003 and the three months ended March 31, 2004 and for the

period May 2, 2001 (date of inception) to March 31, 2004 (unaudited)                                                                    6

Notes to Consolidated Financial Statements                                                                                                             7

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Cyberkinetics, Inc.

We have audited the accompanying consolidated balance sheets of Cyberkinetics, Inc. (a development-stage company) (the Company) as of December 31, 2002 and 2003, and the related consolidated statements of operations, redeemable convertible preferred stock and stockholders’ deficit, and cash flows for the period from May 2, 2001 (date of inception) to December 31, 2001, for the years ended December 31, 2002 and 2003 and for the period from May 2, 2001 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cyberkinetics, Inc. (a development-stage company) at December 31, 2002 and 2003, and the consolidated results of its operations and its cash flows for the period from May 2, 2001 (date of inception) to December 31, 2001, for the years ended December 31, 2002 and 2003, and for the period from May 2, 2001 (date of inception) to December 31, 2003, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts

June 30, 2004,

  except for Notes 8 and 15,

  as to which the date is July 23, 2004

1

Cyberkinetics, Inc.

(A Development-Stage Company)

Consolidated Balance Sheets

	December 31		March 31
	2002	2003	2004
Assets			(Unaudited)
Current assets:
Cash and cash equivalents	$4,592,215	$ 5,067,594	$ 3,943,299
Accounts receivable	139,447	188,930	151,971
Inventory	59,480	73,334	43,579
Prepaid expenses and other current assets	15,170	34,925	42,049
Total current assets	4,806,312	5,364,783	4,180,898

Property and equipment, net	7,120	399,894	587,643

Intangible assets, net	242,618	175,102	164,672
Deposits and other assets	–	19,760	18,509
Goodwill	94,027	94,027	94,027
Total assets	$5,150,077	$ 6,053,566	$ 5,045,749

Liabilities, redeemable convertible preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	$ 99,687	$ 158,322	$ 122,660
Accrued expenses	543,492	539,428	361,868
Deferred revenue	53,000	60,432	60,432
Current portion of notes payable to r related parties	10,000	–	–
Current portion of capital lease obligations	–	–	67,367
Total current liabilities	706,179	758,182	612,327

Notes payable to related parties, less current portion	124,830	131,923	133,696
Capital lease obligations, less current portion	–	–	173,728
Commitments—Notes 8, 12 and 15
Series A redeemable convertible preferred stock; $0.0001 par value; 9,100,000 and 11,069,113 shares authorized in 2002, 2003 and 2004, respectively; 5,069,113 and 9,419,113 shares issued and outstanding in 2002, 2003 and 2004, respectively (at redemption value)	4,775,836	9,740,302	9,948,685
Stockholders’ deficit:
Common stock, $0.0001 par value; 23,700,000 and 27,558,117 shares authorized in 2002, 2003 and 2004, respectively; and 2,994,180 issued and outstanding in 2002 and 2003 and 2,996,055 in 2004	299	299	300
Additional paid-in capital	321,750	516,639	571,740
Deferred compensation	–	(137,734)	(128,803)
Deficit accumulated during development stage	(778,817)	(4,956,045)	(6,265,924)
Total stockholders’ deficit	(456,768)	(4,576,841)	(5,822,687)

Total liabilities and redeemable convertible preferred stock and stockholders’ deficit	$5,150,077	$ 6,053,566	$ 5,045,749

See accompanying notes.

Cyberkinetics, Inc.

(A Development-Stage Company)

Consolidated Statements of Operations

	Period from May 2 2001 (inception) to December 31	Year ended December 31		Period from May 2 2001 (inception) to December 31	Three months ended March 31		Period from May 2 2001 (inception) to March 31
	2001	2002	2003	2003	2003	2004	2004
					(Unaudited)		(Unaudited)
Revenues:
Product sales	$ –	$ 234,249	$ 509,379	$ 743,628	$ 204,902	$ 128,682	$ 872,310
Grant income	–	296,744	774,622	1,071,366	176,043	189,163	1,260,529
Total revenues	–	530,993	1,284,001	1,814,994	380,945	317,845	2,132,839

Operating expenses:
Cost of product sales	–	116,758	258,801	375,559	75,212	82,230	457,789
Research and development	–	583,406	2,600,396	3,183,802	458,697	629,830	3,813,632
Sales and marketing	–	23,419	263,410	286,829	21,720	71,107	357,936
General and administrative	6,019	425,932	1,740,565	2,172,516	302,286	642,572	2,815,088
Total operating expenses	6,019	1,149,515	4,863,172	6,018,706	857,915	1,425,739	7,444,445

Operating loss	(6,019)	(618,522)	(3,579,171)	(4,203,712)	(476,970)	(1,107,894)	(5,311,606)

Other income (expense):
Interest income	–	31,860	66,611	98,471	15,601	13,045	111,516
Interest expense	–	(5,147)	(7,472)	(12,619)	(2,152)	(6,647)	(19,250)
Other income, net	–	26,713	59,139	85,852	13,449	6,398	92,250

Net loss	(6,019)	(591,809)	(3,520,032)	(4,117,860)	(463,521)	(1,101,496)	(5,219,356)
Dividends and accretion to redemption value of redeemable convertible preferred stock	–	(180,989)	(657,196)	(838,185)	(119,498)	(208,383)	(1,046,568)
Net loss attributable to common stockholders	$ (6,019)	$ (772,798)	$(4,177,228)	$(4,956,045)	$(583,019)	$(1,309,879)	$(6,265,924)
Basic and diluted net loss attributable to common stockholders per common share	$ (0.01)	$ (0.45)	$ (1.40)	$ (2.50)	$ (0.19)	$ (0.44)	$ (3.03)
Shares used in computing basic and diluted net loss attributable to common stockholders per common share	871,164	1,701,613	2,994,180	1,979,709	2,994,180	2,996,055	2,065,759

See accompanying notes.

3

Cyberkinetics, Inc.

(A Development-Stage Company)

Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit

	Series A Redeemable Convertible Preferred Stock		Common Stock		Additional Paid-in	Deferred	Deficit Accumulated During the Development	Total Stockholders’
	Shares	Amount	Shares	Par Value	Capital	Compensation	Stage	Deficit

I Issuance of common stock to founders	–	$ –	882,198	$ 88	$ 912	$ –	$ –	$ 1,000
Net loss	–	–	–	–		–	(6,019)	(6,019)
Balance at December 31, 2001	–	–	882,198	88	912		(6,019)	(5,019)
Issuance of Preferred Stock and Common Stock, net of issuance costs of $312,976	5,000,000	4,525,734	1,111,111	111	161,290	–	–	161,401
Issuance of Preferred Stock in exchange for promissory note	69,113	69,113	–	–	–	–	–	–
Accretion of fair value attributed to common stock issued to Series A Stockholders	–	9,394	–	–	–	–	(9,394)	(9,394)
Issuance of common stock in exchange for technology licenses	–	–	94,500	10	14,161	–	–	14,171
Issuance of common stock to employees	–	–	44,115	4	6,617	–	–	6,621
Common stock issued for acquisition	–	–	862,256	86	129,252	–	–	129,338
Warrants issued to vendors	–	–	–	–	9,518	–	–	9,518
Accretion of Preferred Stock issuance costs	–	16,050	–	–	–	–	(16,050)	(16,050)
Accretion of Preferred Stock dividends	–	155,545	–	–	–	–	(155,545)	(155,545)
Net loss	–	–	–	–	–	–	(591,809)	(591,809)
Balance at December 31, 2002	5,069,113	4,775,836	2,994,180	299	321,750	–	(778,817)	(456,768)
Issuance of preferred stock, net of issuance costs of $42,730	4,350,000	4,307,270	–	–	–	–	–	–
Stock-based compensation for consultants	–	–	–	–	9,658	–	–	9,658
Stock-based compensation for employee	–	–	–	–	174,725	(137,734)	–	36,991
Preferred Stock warrants issued in connection with lease agreement	–	–	–	–	10,506	–	–	10,506
Accretion of fair value attributed to common stock issued to Series A Preferred Stockholders	–	24,317	–	–	–	–	(24,317)	(24,317)
Accretion of Preferred Stock issuance costs	–	51,920	–	–	–	–	(51,920)	(51,920)
Accretion of Preferred Stock dividends	–	580,959	–	–	–	–	(580,959)	(580,959)
Net loss	–	–	–	–	–	–	(3,520,032)	(3,520,032)
Balance at December 31, 2003	9,419,113	9,740,302	2,994,180	299	516,639	(137,734)	(4,956,045)	(4,576,841)

Cyberkinetics, Inc.

(A Development-Stage Company)

Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit (continued)

	Series A Redeemable Convertible Preferred Stock		Common Stock		Additional Paid-in	Deferred	Deficit Accumulated During the Development	Total Stockholders’
	Shares	Amount	Shares	Par Value	Capital	Compensation	Stage	Deficit

Issuance of common stock from exercise of stock options (unaudited)	–	$ –	1,875	$ 1	$ 186	$ –	$ –	$ 187
Stock-based compensation for consultants (unaudited)	–	–	–	–	52,665	–	–	52,665
Stock-based compensation for employee (unaudited)	–	–	–	–	2,250	8,931	–	11,181
Accretion of fair value attributed to common stock issued to Series A Preferred Stockholders (unaudited)	–	6,078	–	–	–	–	(6,078)	(6,078)
Accretion of Preferred Stock issuance costs (unaudited)	–	13,923	–	–	–	–	(13,923)	(13,923)
Accretion of Preferred Stock dividends (unaudited)	–	188,382	–	–	–	–	(188,382)	(188,382)
Net loss (unaudited)	–	–	–	–	–	–	(1,101,496)	(1,101,496)

Balance at March 31, 2004 (unaudited)	9,419,113	$9,948,685	2,996,055	$300	$571,740	$(128,803)	$(6,265,924)	$(5,822,687)

See accompanying notes.

Cyberkinetics, Inc.

(A Development-Stage Company)

Consolidated Statements of Cash Flows

	Period from May 2 2001 (inception) to December 31	Year ended December 31		Period from May 2 2001 (inception) to December 31	Three months ended March 31		Period from May 2. 2001 (inception) to March 31
	2001	2002	2003	2003	2003	2004	2004
					(Unaudited)		(Unaudited)
Operating activities
Net loss	$ (6,019)	$(591,809)	$(3,520,032)	$(4,117,860)	$(463,521)	$(1,101,496)	$(5,219,356)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	9,949	56,644	66,593	4,868	22,750	89,343
Amortization of intangibles	–	22,382	67,516	89,898	16,879	10,429	100,327
Stock-based expenses	–	30,310	46,649	76,959	8,170	63,846	140,805
Noncash interest on note payable	–	4,187	7,093	11,280	1,773	1,773	13,053
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	–	(37,835)	(49,483)	(87,318)	(42,093)	36,959	(50,359)
Prepaid expenses and other current assets	–	(13,280)	(19,755)	(33,035)	(17,970)	(5,870)	(38,905)
Inventory	–	(32,341)	(13,854)	(46,195)	25,702	29,755	(16,440)
Deposits	–		(9,254)	(9,254)	–	–	(9,254)
Accounts payable	–	51,440	58,635	110,075	(83,954)	(35,662)	74,413
Accrued expenses	–	369,898	(4,064)	365,834	(125,778)	(177,562)	188,272
Deferred revenue	–	19,679	7,432	27,111	(17,000)	–	27,111
Net cash used in operating activities	(6,019)	(167,420)	(3,372,473)	(3,545,912)	(692,923)	(1,155,078)	(4,700,990)

Investing activities
Purchases of property and equipment	–	(13,202)	(449,418)	(462,620)	(87,634)	(210,499)	(673,119)
Net cash acquired in business combination	–	43,743	–	43,743	–	–	43,743
Net cash provided by (used in) investing activities	–	30,541	(449,418)	(418,877)	(87,634)	(210,499)	(629,376)

Financing activities
Proceeds from note payable	25,000	42,000	–	67,000	–	–	67,000
Net proceeds from capital lease line	–	–	–	–	–	241,095	241,095
Payments on note payable	–	(20,000)	(10,000)	(30,000)	(10,000)	–	(30,000)
Net proceeds from issuance of preferred stock	–	4,525,712	4,307,270	8,832,982	–	–	8,832,982
Proceeds from issuance of common stock	1,000	161,401	–	162,401	–	187	162,588
Net cash provided by financing activities	26,000	4,709,113	4,297,270	9,032,383	(10,000)	241,282	9,273,665

Net increase (decrease) in cash and cash equivalents	19,981	4,572,234	475,379	5,067,594	(790,557)	(1,124,295)	3,943,299
Cash and cash equivalents at beginning of period	–	19,981	4,592,215	–	4,592,215	5,067,594	–

Cash and cash equivalents at end of period	$19,981	$4,592,215	$ 5,067,594	$5,067,594	$3,801,658	$ 3,943,299	$3,943,299

Supplemental disclosure of noncash investing and financing activities
Accretion of preferred stock dividends and issuance costs	$ –	$ 171,595	$ 632,879	$ 804,474	$ 113,420	$ 202,305	$1,006,799
Accretion of fair value of common stock issued to Preferred Stockholders	$ –	$ 9,394	$ 24,317	$ 33,711	$ 6,078	$ 6,078	$39,789
Note payable exchanged for Series A Redeemable Convertible Preferred Stock	$ –	69,113	$ –	$ 69,113	$ –	$ –	$69,113
Preferred stock warrants issued in connection with lease agreement	$ –	$ –	$ 10,506	$ 10,506	$ –	$ –	$10,506
Common Stock, warrants and options issued for acquisition	$ –	$ 133,892	$ –	$ 133,892	$ –	$ –	$133,892

   See accompanying notes.

1.  Nature of Business and Basis of Presentation

Cyberkinetics, Inc. (a development-stage company) (Cyberkinetics or the Company) is developing a platform technology using scientific research efforts of Brown University and the University of Utah. Cyberkinetics intends to develop implantable medical devices and software for human use that will be designed to detect and interpret brain activity in real time. Cyberkinetics operates in one business segment, which is the development and marketing of advanced-stage neurological products.

In March 2004, Cyberkinetics’ first advanced stage neurological product candidate, the BrainGate™ Neural Interface System (BrainGate™), received Investigational Device Exemption (IDE) approval from the United States Food and Drug Administration (FDA) and is undergoing pilot clinical evaluation. The BrainGate™ system is intended to allow a disabled person to control a computer using thought. Cyberkinetics’ second product candidate, the NeuroPort™ Neural Signal Processor (NeuroPort™), leverages the BrainGate™ technology and provides is currently under development and, if successful, would provide the Company with opportunities to commercialize products for diagnosis and therapy of numerous neurological diseases and disorders.

In August 2002, Cyberkinetics acquired Bionic Technologies, LLC (Bionic), a manufacturer of neural recording, stimulation and signal processing equipment for neuroscience research. The Company intends to use the technologies acquired in the Bionics acquisition in its efforts to commercialize its advanced-stage neurological products.

The Company continues to manufacture and sell Bionic Technologies’ BIONIC® line of neural recording arrays and data acquisition systems on a limited basis to researchers, as these products are useful in various applications in addition to the Company’s use of this technology in its advanced-stage neurological products.

The Company is subject to a number of risks similar to those of other earlier-stage medical device companies. These risks include, but are not limited to, rapid technological change, dependence on key personnel, new product introductions and other activities of competitors, the successful development and marketing of its products, and the need to obtain adequate additional capital necessary to fund future operations.

1.  Nature of Business and Basis of Presentation (continued)

Since its inception on May 2, 2001, the Company has devoted its efforts principally to research and development, licensing of intellectual property, business development activities and raising capital. As a result, the Company is considered a development-stage company pursuant to Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting by Development Stage Enterprises. Accumulated deficit for the period May 2, 2001 (date of inception) through December 31, 2003 was $4,956,045.

The Company’s future capital requirements will depend upon many factors, including progress with marketing its technologies, the time and costs involved in preparing, filing, prosecuting, maintaining and enforcing patent claims and other proprietary rights, the necessity of, and time and costs involved in, obtaining regulatory approvals, competing technological and market developments, and its ability to establish collaborative arrangements, effective commercialization, marketing activities and other arrangements.

Management expects that the Company will continue to incur negative cash flows and net losses for the foreseeable future. Based upon management’s current plans, management believes that the Company’s existing capital resources, plus the proceeds of a planned private placement of approximately $8 million, will be sufficient to meet the Company’s operating expenses and capital requirements through December 2005.  However, changes in management’s business strategy, technology development, or marketing plans or other events affecting management’s operating plans and expenses, may result in the expenditure of existing cash before that time. If this occurs, the Company’s ability to meet its cash obligations as they become due and payable will depend on the Company’s ability to sell securities, borrow funds or some combination thereof. The Company may not be successful in raising necessary funds on acceptable terms, or at all.

If the Company does not complete the planned private placement, and if no other sources of additional capital are available, management anticipates that it would substantially reduce the Company’s operating expenses to the minimum required to support the BrainGate™ pilot clinical trial. On that reduced basis, management believes that the Company’s existing capital resources would be sufficient to meet its operating expenses into 2005.

2.  Summary of Significant Accounting Policies

The unaudited consolidated financial statements as of March 31, 2004, and for the three months ended March 31, 2003 and 2004, have been prepared in accordance with generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring accruals considered necessary for a fair presentation of the results of these interim periods, have been included. The results of operations for the three months ended March 31, 2004 are not necessarily indicative of the results that may be expected for the full year. All financial statement amounts and disclosures related to the three- month periods ended March 31, 2003 and 2004 are unaudited.

Principles of Consolidation

The consolidated financial statements include the accounts of Cyberkinetics, Inc. (a development-stage company) and its wholly-owned subsidiary, CYBK, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in accordance with United States generally accepted accounting principles requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  Summary of Significant Accounting Policies (continued)

Cash Equivalents

The Company considers short-term investments with original maturity dates of three months or less at the date of purchase to be cash equivalents. Cash equivalents of $4,935,612 and $4,431,848 as of December 31, 2003 and 2002, respectively, primarily consisted of commercial paper and money market funds held by large financial institutions in the United States.

Financial Instruments

The Company’s financial instruments consist of cash equivalents, accounts receivable and debt, and are carried at cost, which approximates fair value due to the short-term nature of these instruments.

2.  Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk and Significant Customer Concentrations

Financial instruments that potentially subject the Company to credit risk primarily consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents are deposited with high-quality financial institutions in the United States. With respect to trade accounts receivable, the Company extends thirty-day terms to its customers and does not require collateral. The Company periodically assesses the collectibility of its receivables and establishes reserves, as necessary, based on various considerations, including customer credit history, payment patterns and aging of accounts; once management determines an account receivable is not collectible, the account is written-off. The Company has not experienced significant collectibility problems to date.

The Company currently operates in one business segment that being the development and marketing of advanced-stage neurological products. In 2003 and 2002, 38% and 4%, respectively, of total product sales were made to customers residing outside of the United States. In 2003, international sales were divided approximately equally among Canada, Europe and Japan; in 2002, international product sales primarily emanated from Europe. International customers pay the Company in U.S. dollars. Balances due from international customers at December 31, 2003 and 2002 were $63,132 and $0, respectively. For the years ended December 31, 2003 and 2002, customers to whom sales exceeded 10% of each year’s respective total product sales were as follows:

Customer	2003	2002

A	14%	-%
B	13	-
C	12	-
D	12	-
E	12	-
F	-	25
G	-	21
H	-	19
I	-	19

2.  Summary of Significant Accounting Policies (continued)

Inventory

Inventory is stated at the lower of cost or market, and is valued on a first-in, first-out basis. Inventory is reviewed periodically for slow-moving or obsolete issues based on sales activity, both projected and historical. As of December 31, 2003 and 2002, there had been no reserves or write-downs recorded against inventory.

Property and Equipment

Property and equipment is stated at cost. The Company provides for depreciation using the straight-line method based on the respective asset’s estimated useful life. Expenditures for maintenance and repairs are charged to operating expenses as incurred.

Goodwill and Intangible Assets

The Company follows Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets (SFAS 142). The Company reviews costs of purchased businesses in excess of net assets acquired (goodwill) and indefinite-lived intangible assets for impairment at least annually, unless significant changes in circumstances indicate a potential impairment may have occurred sooner. The Company performs the annual impairment test as of the first date of its fourth quarter. The Company uses a fair value approach to test goodwill for impairment and recognizes an impairment charge for the amount, if any, by which the carrying amount of goodwill exceeds fair value. Fair values are estimated using discounted cash flows. As of December 31, 2002 and 2002, there was no impairment of goodwill.

Impairment of Long-Lived Assets

The Company follows SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Under SFAS 144, the Company reviews long-lived assets for impairment when circumstances indicate the carrying amount of an asset may not be recoverable based on the undiscounted future cash flows of the asset. If the carrying amount of the asset is determined not to be recoverable, a write-down to fair value is recorded based upon various techniques to estimate fair value. As of December 31, 2002 and 2002, there was no impairment of long-lived assets.

2.  Summary of Significant Accounting Policies (continued)

Revenue Recognition

The Company recognizes revenue from product sales and research grants from the United States government through the Small Business Innovation Research (SBIR) Program. Product sales consist of sales of brain computer interface equipment to universities and research hospitals involved in neurological research.

Product sales are recognized in accordance with SEC Staff Accounting Bulletin (SAB) 104, Revenue Recognition, when persuasive evidence of an arrangement exists, fees are fixed or determinable, delivery has occurred and collection is reasonably assured. The Company has no post-delivery obligations, nor do its products sales contain multiple elements.

The Company recognizes revenues from research grants as reimbursable; eligible costs are incurred. The Company is subject to grant audits as required by the Department of Health and Human Services. Audits may result in adjustments to the amount of grant revenues recorded and funds received.

Cost of Product Sales

Cost of product sales primarily consists of purchased components, production materials, direct labor and depreciation of machinery and equipment.

Research and Development Costs

Costs incurred for research and development are expensed as incurred. Research and development expense primarily comprises salaries, salary-related expenses and costs of contractors, materials, amortization of intangible assets acquired from others (patents) and allocations of indirect costs related to research and development efforts.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes. Under SFAS 109, the asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

2.  Summary of Significant Accounting Policies (continued)

Stock-Based Compensation

Awards under the Company’s stock option plans are accounted for using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related interpretations, in accounting for its employee stock options. Accordingly, no compensation expense is recorded for options awarded to employees with exercise prices equal to or in excess of the stock’s fair market value on the grant date. The Company has adopted the disclosure requirements of Financial Accounting Standards Board Statement No. 123, Accounting for Stock-Based Compensation, which is based on the fair value method of measuring stock-based compensation. The Company accounts for stock-based compensation issued to non-employees in accordance with the provisions of SFAS 123 and Emerging Issues Task Force No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services (EITF 96-18).

The weighted-average grant date fair value of options granted during 2003 and 2002 were $0.12 and $0.07 per share, respectively; options granted in 2003 were granted at exercise prices below the market value of the common stock at the grant date, and options granted in 2002 were granted at exercise prices above the market value of the common stock on the grant date. The fair value of each option grant was estimated as of the date of grant using the Black-Scholes option-pricing model. The following assumptions were made for grants in 2003 and 2002:

	2003	2002

Expected volatility	70%	70%
Expected dividend yield	0%	0%
Expected lives of options (in years)	5	5
Risk-free interest rate	2.33% - 3.43%	3.33%

2.  Summary of Significant Accounting Policies (continued)

The expected volatility factor was based on public small capitalization stocks with significant risk (scientific or otherwise), which tend to have a relatively high volatility. For purposes of pro forma disclosures, the estimated fair value of the options is amortized over the options vesting period, which generally is four years. Had compensation expense for the Company’s stock-based compensation plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method of SFAS 123, the Company’s net loss would have been as follows:

	Years ended December 31		Three months ended March 31
	2003	2002	2003 (unaudited)	2004 (unaudited)

Net loss as reported	$(3,520,032)	$(591,809)	$(463,531)	$(1,101,496)
Add: Stock-based employee compensation expense included in reported net loss	36,991	–	8,170	11,180
Deduct: Total stock-based employee compensation expense determined under fair value-based method for all awards	(44,035)	(1,032)	(9,493)	(14,841)
SFAS 123 pro forma net loss	$(3,527,076)	$(592,841)	$(464,854)	$(1,105,157)

Basic and diluted net loss per share
As reported	$ (1.18)	$ (0.35)	$ (0.15)	$ (0.37)
SFAS 123 Pro forma	$ (1.18)	$ (0.35)	$ (0.16)	$ (0.37)

The effects on pro forma net loss of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net loss for future years, due to such things as the vesting period of the stock options, and the potential for issuance of additional stock options in future years.

2.  Summary of Significant Accounting Policies (continued)

Net Loss Per Share

The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share, and related interpretations. Under the provisions of SFAS 128, basic net loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding. Diluted net loss per common share is computed by dividing net loss by the weighted-average number of common shares and dilutive common share equivalents then outstanding. Common equivalent shares consist of the incremental common shares issuable upon the conversion of preferred stock, shares issuable upon the exercise of stock options and the conversion of preferred stock upon the exercise of warrants. The Company has excluded the impact of all convertible preferred stock, stock options and shares of common stock subject to repurchase from the calculation of historical diluted net loss per common share because all such securities are antidilutive for all periods presented. The total number of shares excluded from the calculations of historical diluted net loss per share was nil, 2,002,022, 8,917,645 and 4,095,528 for the period from May 2, 2001 (inception) to December 31, 2001, the years ended December 31, 2002 and 2003 and the period from May 2, 2001 (inception) to December 31, 2003, respectively.

2.  Summary of Significant Accounting Policies (continued)

Segment Reporting

The Company has adopted SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information, which requires companies to report selected information about operating segments, as well as enterprise wide disclosures about products, services, geographical areas and major customers. Operating segments are determined based on the way management organizes its business for making operating decisions and assessing performance. The Company has only one operating segment, the development and commercialization of advanced-stage neurological products.

Recently Issued Accounting Standards

In January 2003, the FASB issued Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46). FIN 46 requires that if an entity has a controlling financial interest in a variable interest entity, the assets, liabilities and results of activities of the variable interest entity should be included in the consolidated financial statements of the entity. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied to the first interim or annual period beginning after December 15, 2003. The Company is required to adopt the provisions of FIN 46 on April 1, 2004, and does not expect the adoption to have a material impact on its financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. This statement establishes how a company classifies and measures certain financial instruments with characteristics of both liabilities and equity, including redeemable preferred stock. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise effective at the beginning of the interim period commencing July 1, 2003, except for mandatorily redeemable financial instruments of nonpublic companies. The adoption of SFAS 150 did not have a material effect on the Company’s financial position or statement of operations.

1.

Acquisition

On August 13, 2002, the Company acquired certain tangible and intangible assets, and assumed certain liabilities and certain licensing agreements of Bionic Technologies, LLC (Bionic) in exchange for 862,256 shares of common stock, 33,189 common stock warrants and 30,868 common stock options of the Company. Bionic is a developer and manufacturer of neural recording, stimulation and signal processing equipment for neuroscience research. The Company continues to manufacture and market Bionic’s BIONIC® line of neural recording arrays and data acquisition systems to researchers on a limited basis.

Bionic was primarily acquired to gain access to certain patents, technologies and licenses (the acquired intangibles) that the Company is using in its development and marketing of advanced- stage neurological products. Goodwill resulted from the Company’s interest in purchasing the acquired intangible assets rather than developing similar technology in-house, or obtaining it through new licensing arrangements.

The Company engaged an independent third-party valuation specialist to determine the fair market value of the Company’s common stock for purposes of valuing the acquisition, which was determined based on the net present value of the Company, deducting the proceeds from the initial sale of Series A Preferred Stock, and allocating the residual to the value of common shares. The fair market value of the Company’s common stock was determined to be $0.15 per share as of he date of the acquisition, resulting in a fair value of common stock issued of $129,338. The fair market values of the warrants and options issued, which aggregated $4,554, were determined using the Black-Scholes method based on their contractual lives (each five years), a risk-free interest rate of 3.33%, volatility of 70% and no expected dividends.

Acquisition (continued)

The transaction was recorded as a purchase for accounting purposes pursuant to SFAS 141, Business Combinations. The Company’s consolidated financial statements include Bionic’s operating results from the date of the acquisition. The Company engaged the third-party valuation specialist to appraise the fair value of the acquired intangible assets. The purchase price was allocated to the assets purchased and the liabilities assumed based upon their respective fair values, with the excess of the purchase price over the estimated fair value of the net tangible and intangible assets allocated to goodwill, which is not deductible for tax purposes. The amounts assigned to each major asset and liability of Bionics as of the acquisition date was as follows:

Assets:
Cash	$ 43,743
Current assets (noncash)	130,619
Property and equipment	3,876
Patented technology	191,000
Research grant contracts	74,000
Goodwill	94,027
Total assets acquired	537,265

Liabilities:
Current liabilities	255,162
Debt	148,211
Total liabilities assumed	403,373

$133,892

The following unaudited pro forma consolidated results of operations have been prepared as if the acquisition of Bionic had occurred as of January 1, 2002 and May 2, 2001, respectively:

	2002	2001

Total revenue	$1,311,703	$911,735
Net loss	(928,671)	(49,599)
Loss per share	$(0.65)	$(0.06)

The pro forma consolidated results do not purport to be indicative of results that would have occurred had the acquisition been in effect for the periods presented, nor do they purport to be indicative of the results that will be obtained in the future.

4.   Inventory

Inventory consists of the following at December 31:

	2003	2002	March 31 2004
			(Unaudited)

Finished goods	$ 1,273	$59,480	$34,329
Work in process	72,061	–	9,250
Total	$73,334	$59,480	$43,579

5.  Property and Equipment

Property and equipment consist of the following at December 31:

	2003	2002	Useful Life

Computer equipment	$123,122	$17,069	3 years
Software	71,276	–	3 years
Furniture and fixtures	43,469	–	3 years
Machinery and equipment	69,420	–	3 years
Construction in progress	159,200	–	3 to 5 years
	466,487	17,069
Less accumulated depreciation	(66,593)	(9,949)

Property and equipment, net	$399,894	$ 7,120

The machinery representing construction in progress was completed and placed into service in April 2004. The amount expended to complete the project was $128,679.

Intangible Assets

Patents and research grant contract intangibles, which were acquired as part of the Bionic acquisition, are being amortized on a straight-line basis over their respective useful lives. Pursuant to SFAS 142, goodwill is not amortized, but is evaluated annually for impairment.

Intangible assets consist of the following at December 31:

	2003	2002	Useful Life

Patented technology	$191,000	$191,000	8 to 9 years
Research grant contracts	74,000	74,000	3 years
	265,000	265,000
Less accumulated amortization	(89,898)	(22,382)

Intangible assets, net	$175,102	$242,618

The estimated remaining amortization expense related to intangible assets with finite lives for each of the five succeeding years and thereafter is as follows:

Year ending December 31:
2004	$ 38,516
2005	22,516
2006	22,516
2007	22,516
2008	22,516
Thereafter	46,522
$175,102

2.

Accrued Expenses

Accrued expenses consist of the following at December 31:

	2003	2002
Payroll and payroll-related	$105,604	$114,724
Accrued vacation	36,238	21,538
Accrued bonuses	175,000	–
Professional services Accrued research and development expenses	146,450 –	288,403 53,500
Accrued general and administrative expenses Other accruals	55,136 21,000	65,327 –

	$539,428	$543,492

8.  Leases

Operating Leases

The Company leases 6,169 square feet of office space in Foxborough, Massachusetts and 11,230 square feet of office and laboratory space in Salt Lake City, Utah used for manufacturing and research and development, pursuant to operating leases. The Foxborough lease, which expires in 2007, contains a renewal option by the Company for one three-year period. The Utah facilities lease is under a month-to-month arrangement. Total rent expense under operating leases was $225,326 and $46,502 for the years ended December 31, 2003 and 2002, respectively. Future minimum lease payments required under noncancellable operating leases at December 31, 2003 are as follows:

Year ending December 31:
2004	$211,972
2005	120,810
2006	123,380
2007	51,408
Total minimum lease commitments	$507,570

8.  Leases (continued)

Capital Leases

In October 2003, the Company entered into a loan and security agreement (the Agreement) with a lender that allows for the Company to borrow up to $1,000,000 to finance the purchase of equipment, hardware, leasehold improvements and software in the form of a capital lease. The lease term is for 42 months, with a $1.00 buyout option, and the monthly payments are equal to approximately 2.73% of the total equipment cost. A proposal fee of $10,000 was paid upon contract execution, $5,000 of which has been included in other current assets and will be credited as payments on future financings, and the remainder retained by the lender to cover administrative costs. In 2003, the $5,000 administrative cost was charged to general and administrative expense, and amounts of $1,294 and $2,197 were applied as payments against January and May 2004 amounts financed under the Agreement. In connection with the Agreement, the Company issued to the lender 20,000 warrants to purchase Series A Preferred Stock. The warrants, valued at $10,506 under the Black-Scholes model, are exercisable at the option of the holder at $1.00 per share, and expire ten years from the date of issuance.  The fair value is being charged to interest expense over the 42-month term of the Agreement. At December 31, 2003, there were no financings under the Agreement.

In 2004, the Company acquired property and equipment pursuant to the Agreement in the amount of $698,379.

9.  Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2003 and 2002, the Company has net operating loss carryforwards of approximately $3,625,696 and $159,606, respectively, available to offset future federal and state taxable income to the extent permitted under the Internal Revenue Code (IRC), expiring in varying amounts through 2023. Under the IRC, certain substantial changes in the Company’s ownership may limit the amount of net operating loss carryforwards that can be utilized in any one year to offset future taxable income.

9.  Income Taxes (continued)

The Company has net deferred tax assets at December 31, 2003 and 2002 that consist of the following:

	2003	2002

Deferred tax assets:
Net operating loss carryforwards	$ 1,460,068	$ 64,273
Accrued expenses	89,635	163,992
Amortization expense	36,202	9,013
Deferred compensation	51,576	-
Stock compensation	14,896	-
Total deferred tax assets	1,652,377	237,278

Valuation allowance	(1,545,661)	(130,562)
Total deferred tax assets	106,716	106,716
Deferred tax liabilities
Intangible assets	(106,716)	(106,716)
Net deferred tax asset	$ -	$ -

The Company has provided a valuation allowance for the full amount of these net deferred tax assets, since it is more likely than not that these future benefits will not be realized. However, these deferred tax assets may be available to offset future income tax liabilities and expenses.

10.  Series A Redeemable Convertible Preferred Stock

On August 13, 2002, the Company sold shares of Series A Convertible Redeemable Preferred Stock (Series A Preferred Stock), at $1.00 per share, for gross proceeds of $5,000,000. Issuance costs totaled $312,976, and are being accreted on a straight-line basis to the carrying value of the Series A Preferred Stock over the period to the stock’s redemption date.

10.  Series A Redeemable Convertible Preferred Stock (continued)

In connection with the issue of the Series A Preferred Stock, the Company also issued 1,111,111 shares of common stock, at $0.0001 per share, to certain Series A Preferred Stock investors. The Company has attributed $4,525,601 and $161,401 of the total net proceeds received from the issuance to the Series A Preferred Stock and the common stock, respectively, based on their relative fair value. The fair value of the total proceeds attributed to the common stock will be accreted, in the same manner as dividends, on a straight-line basis to the carrying value of the Series A Preferred Stock over the period to the stock’s earliest redemption date.

In 2002, the Company issued 69,113 shares of Series A Preferred Stock upon the conversion of a note payable, plus all accrued and unpaid interest, at a conversion price of $1.00 per share.

On June 30, 2003, the Company authorized an additional 1,969,113 shares and issued 4,350,000 shares of Series A Preferred Stock, at $1.00, for gross proceeds of $4,350,000. Issuance costs totaled $42,730, and are being accreted on a straight-line basis to the carrying value of the Series A Preferred Stock over the period to the stock’s earliest redemption date.

The rights and privileges of the Series A Preferred Stock are as follows:

Dividends

From and after the date of issuance of each share of Series A Preferred Stock, dividends will accrue, but not compound, on each share, whether or not the funds are legally available therefore, and whether or not declared by the Board of Directors, at the rate of 8% per annum of the Series A Preferred Base Liquidation Price, initially $1.00 per share. The Series A Preferred Stock dividends occur prior and in preference to any declaration or payment of any distribution with respect to the common stock. At December 31, 2003 and 2002, cumulative dividends accrued were $736,505 and $155,545, respectively. The Series A Preferred Stock does not participate in any dividends declared on the common stock.

Voting

The holders of Series A Preferred Stock are entitled to the right to vote for each share of common stock into which the Series A Preferred Stock could then be converted as of the record date for determining stockholders entitled to vote on such matter.

10.  Series A Redeemable Convertible Preferred Stock (continued)

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the Series A Preferred Stock carries a liquidation preference of $1.00 per share, subject to adjustment for certain dilutive events, plus all dividends accrued and/or declared but unpaid on such shares at the time of dilution. The holders of Series A Preferred Stock will be paid out of the Company’s assets available for distribution to its stockholders before any payments can be made to common stockholders. The holders of Series A Preferred Stock are also entitled to share in any remaining available funds on a pro-rata basis with the holders of common stock.

Conversion

Each share of Series A Preferred Stock will be convertible at any time at the option of the holder, subject to a conversion ratio. The conversion ratio is subject to adjustment for certain dilutive and antidilutive events. The Series A Preferred Stock is automatically convertible to common stock upon the consummation of a qualified public offering, which, among other things, results in gross proceeds of at least $30 million to the Company, and in which the price per share is at least $5.00, or the equivalent price, after adjustment for certain dilutive events. The Series A Preferred Stock is also automatically convertible to common stock upon the request of at least two-thirds of the then-outstanding shares of Series A Preferred Stock, at the then-effective Series A Conversion Price. The Company has reserved 9,439,113 shares of common stock for the conversion of Series A Preferred Stock.

Redemption

Unless the Series A Preferred Stock has been converted into common stock, or a qualified public offering has occurred on or prior to December 31, 2008 (or, for any other reason, no shares of Series A Preferred Stock are outstanding on such date), the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock may require the Company to redeem all, but not less than all, of the then-issued and outstanding shares of Series A Preferred Stock in three equal annual installments, beginning on March 1, 2009, by giving written notice to the Company. The Company will not be obligated to redeem any holder’s shares of Series A Preferred Stock if, on or prior to the applicable redemption date, such holder elects to convert such shares of Series A Preferred Stock into common stock. If the (i) Company has insufficient funds available for the redemption of the Series A Preferred Stock, (ii) redemption will result in the bankruptcy or insolvency of the Company or (iii) redemption will cause the Company to cease to be able to continue as a going concern, the Series A Preferred Stockholders will be entitled to share ratably in any funds available for the redemption of such shares, based on the amount each holder is entitled to, and the Company shall redeem the remaining shares as soon as practicable after the funds become available.

11.  Stockholders’ Deficit

Common Stock

On August 1, 2002, the Company authorized a stock split of 864.9 shares to one share of common stock. This is retroactively reflected in the accompanying financial statements for all years presented.

Common shares reserved for future issuance at December 31, 2003 consist of the following:

Stock options	3,015,818
Warrants	81,619
Conversion of Preferred Stock and Preferred Stock warrants	9,439,113
Total common shares reserved	12,536,550

Stock Option Plans

2002 Equity Incentive Plan

On August 12, 2002, the Company’s Board of Directors and stockholders adopted the 2002 Equity Incentive Plan (the 2002 Equity Plan). The 2002 Equity Plan provides for the granting of up to 1,833,333 shares of common stock pursuant to incentive stock options, nonqualified option awards, stock grants and other restricted stock awards for officers, directors, employees, consultants and advisers.

Incentive stock options may not be granted at less than the fair market value of the Company’s common stock at the date of grant. The options can be exercisable at various dates, as determined by the Company’s Board of Directors, and will expire no more than ten years from the date of grant. Options granted under the 2002 Equity Plan are restricted as to transfer. For holders of more than 10% of the Company’s voting stock, incentive stock options may not be granted at less than 110% of the fair market value of the Company’s common stock at the date of grant, with an expiration date not to exceed five years. Options granted under the 2002 Equity Plan vest over periods as determined by the Board of Directors, which are generally a period of four years from the date of grant.

11.  Stockholders’ Deficit (continued)

The Board of Directors of the Company has determined the fair value of the Company’s common stock in its good faith judgment at each option grant date under the 2002 Equity Plan, considering a number of factors, including the financial and operating performance of the Company, recent transactions in the Company’s capital stock, if any, the values of similarly situated companies and the lack of marketability of the Company’s common stock.

2002 Founders’ Option Plan

On August 12, 2002, the Company’s Board of Directors and stockholders adopted the 2002 Founders’ Option Plan (the 2002 Founders’ Plan). The 2002 Founders’ Plan provides for the granting of up to 1,230,915 shares of common stock pursuant to incentive stock options, nonqualified option awards, stock grants and other restricted stock awards for certain key employees and stockholders.

A summary of option activity for all plans for the years ended December 31, 2003 and 2002 is as follows:

	2003		2002
		Weighted-		Weighted-
		Average		Average
	Options	Exercise Price	Options	Exercise Price

Outstanding at beginning of year	30,868	$ 0.30	–	$ –
Granted	2,808,415	$ 0.07	30,868	$ 0 .30
Forfeited	(3,000)	$ 0.10	–	$ –

Outstanding at end of year	2,836,283	$ 0.07	30,868	$ 0 .30

Exercisable at end of year	446,009	$ 0.11	8,408	$ 0 .30

11.  Stockholders’ Deficit (continued)

The following table summarizes information about stock options outstanding at December 31, 2003:

	Options Outstanding			Options Exercisable
Exercise Price	Number Outstanding	Weighted- Average Remaining Contractual Life (Yrs.)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price

$ 0.01	900,000	9.0	$ 0.01	–	$ –
$ 0.10	1,905,415	9.6	$ 0.10	428,198	$0.10
$ 0.30	30,868	8.6	$ 0.30	17,811	$0.30

	2,836,283			446,009

During 2002, 48,430 common stock warrants were issued to Brown University Research Foundation out of the 2002 Equity Plan. At December 31, 2003, 179,535 stock options were available for grant from the 2002 Equity Plan, and no options were available for grant under the Founders’ Plan.

During 2003, stock options were issued to employees at exercise prices deemed to be less than the fair value of the underlying common stock for accounting purposes. Aggregate deferred compensation of $174,725 was recorded in connection with the grants, which is being amortized as compensation expense on a straight-line basis generally over four years, resulting in compensation expense of $36,991 in 2003.

During 2003, stock options to purchase common stock were issued to consultants at exercise prices less than the fair value of the underlying common stock, with performance-based vesting. These options have been recorded at fair value using the Black-Scholes option-pricing model assumptions. This resulted compensation expense of $9,658 being recorded in 2003. These options are subject to variable plan accounting and will be remeasured at each reporting period.

12.  Licensing Arrangements

In August 2002 (see Note 11), the Company issued warrants to purchase 48,430 fully paid and nonassessable warrants for shares of common stock to Brown University Research Foundation (BURF), at a price of $0.10 per share, as partial consideration for an exclusive, royalty-bearing license, including right to grant sublicenses, of Brown University’s and MIT’s collaborative licensed technology pertaining to neural signal decoding. Also in consideration, the Company issued 43,600 and 10,900 shares of common stock to BURF and to MIT, respectively. In addition, the Company will pay BURF royalties equal to 3% of the first $50,000,000 of aggregate net sales, and 1.5% of net sales over $50,000,000. The Company paid a fee of $50,000 upon execution, which was charged to research and development expense, and will commence paying $50,000 each year in maintenance fees beginning on the third anniversary date. The Company’s obligation to pay royalties will terminate on a country-by-country basis upon the date on which the last valid claim of infringement by the manufacture, use or sales of the licensed product would cease to be a valid claim. After such lapse, no further royalty payment will be due in each respective country, and the Company will hold a fully paid-up, perpetual, exclusive, irrevocable, royalty-free license. For the years ended December 31, 2003 and 2002, the Company had made payments to BURF of $0 and $50,000, respectively. The $50,000 was charged to research and development expense in 2002.  The Company has the right to terminate the license agreement with BURF and MIT at any time by giving written notice.  Termination will not release either party from any obligations that have matured by the effective termination date, and certain obligations survive the termination, including royalty payments on net sales of licensed products, as defined.

The warrants will vest ratably upon the occurrence of four certain vesting events; none of which have occurred as of December 31, 2003. The aggregate fair value of the common stock issued to BURF and MIT was $8,175, and was expensed to research and development in 2002.

In August 2002, the Company issued warrants to purchase 33,189 shares of common stock to the University of Utah Research Foundation (UURF), for an exercise price of $0.0150954 per share, in partial consideration for an exclusive, royalty-bearing license, including right to grant sublicenses for UURF’s proprietary technology pertaining to neural signal amplification and electrode arrays. The fair value of the warrants was $4,554. In addition to the warrants, the Company will pay UURF royalties equal to 40% of net sales through December 31, 2003, 30% through December 31, 2005 and 25% thereafter. The Company has paid $3,000 and $1,868 to UURF in the years ended December 31, 2003 and 2002, respectively.  The Company has the right to terminate the license agreement at any time by giving written notice.  Termination will not release either party from any obligation or liability accrued prior to the effective termination date.  The Company will also be required to pay royalties to UURF on any licensed products held at termination, which are disposed of within 90 days of the effective termination date.

12.  Licensing Arrangements (continued)

In August 2002, the Company entered into an agreement with Emory University (Emory) for an exclusive, sublicenseable, royalty-bearing license for Emory’s technology pertaining to the control of external devices by nervous system signals. The Company paid fees of $40,000 related to the license, and  issued 40,000 shares of common stock in partial consideration. The Company agreed to pay a 3% royalty on the first $17 million in annual net licensed product sales, and 1% on sales exceeding $17 million within the same year. These annual royalties payable may be reduced by 50% of royalties payable to third parties by the Company or its affiliates or sublicensees on the same net sales, provided that no less than 1% of net sales is paid to Emory in any given year. The royalties will terminate at the later of either the expiration of the last valid claim upon the patents or the tenth year anniversary of the Company’s first commercial shipment. Additionally, the Company shall make milestone payments to Emory of $25,000 and $50,000 upon the occurrence of U.S. IDE approval and U.S. 510(k) approval, respectively. Commencing upon the fourth anniversary of the agreement’s effective date, the Company will make annual minimum royalty payments of $75,000 to Emory. These minimum royalties may net against the running royalties payable in the same period. The 40,000 shares of common stock issued had a fair value of $6,000, which was charged to research and development expense in 2002. The $30,000 reimbursement and $10,000 execution fees were charged to research and development expense in 2002.

13.  Related Party Transactions

In connection with the Bionic acquisition, the Company assumed three notes payable to two parties. The first note, in the amount of $59,157, is to Bionic’s founding president and CEO.  There was $66,019 and $62,469 in principal and accrued interest outstanding on this note at December 31, 2003 and 2002, respectively. The second note, also to Bionic’s founding president and CEO in the amount of $30,000, had a balance outstanding at December 31, 2002 of $10,000 and is included in current liabilities.  The $10,000 was paid in full in February 2003. The third note, in the amount of $59,054, was issued to a unit holder of Bionic. There was $65,904 and $62,361 in principal and accrued interest outstanding on this note at December 31, 2003 and 2002, respectively. Both notes pay interest at prime plus 2%, and are payable by the Company on or before December 31, 2005.

14.  Employee Benefit Plan

The Company sponsors a defined contribution 401(k) benefit plan for all employees over the age of 21. Employees may elect to defer up to 15% of their annual compensation, up to the statutory limits. The Company made contributions to the plan of $24,067 and $6,415 during 2003 and 2002, respectively.

15.  Subsequent Events

Agreement with Sachem Advisors, LLC

On March 1, 2004, the Company signed an agreement with Sachem Advisors, LLC, (Sachem) for the purpose of providing guidance in the exploration of strategic expansion and developmental options available to the Company. In consideration for services, the Company agreed to pay Sachem $30,000 on the first of each month from March 2004 to June 2004. In addition, the Company agreed to pay Sachem $40,000 upon the consummation of a transaction, and an incremental $40,000 upon consummation of a financing. In no event shall the total fees exceed $200,000. The Company has paid Sachem $122,047 for its services as of June 30, 2004.

IDE Application

On March 11, 2004, the Company received FDA approval for its IDE application, enabling the Company to begin its pilot clinical evaluation of the BrainGate Neural Interface System. This evaluation is limited to three institutions and eight human subjects, with five subjects being implanted with the device. It is designed to demonstrate the feasibility of a thought-based interface with a personal computer that can replace the use of hands on a keyboard or mouse. The Company will evaluate the performance of the device in five patients for a period of 12 months. Preliminary results from this trial are expected to be available as early as the beginning of 2005.

Stock Split

On April 30, 2004, the Company’s Board of Directors and stockholders amended the 2002 Equity Plan to increase the total number of shares available for issue from 1,833,333 to 2,533,333.

Resignation of Executive Vice President

On April 30, 2004, the Company accepted the resignation of its Executive Vice President, General Manager of Salt Lake Operations and Board member. In exchange for a standard release of claims outlined in his agreement of resignation, the individual exercised his rights to (i) pay the exercise price of $0.10 per share for 112,500 vested shares under the Founders’ Option grant in return for cancellation of $11,250 of the promissory note due him by the Company and (ii) pay the exercise price of $0.50 per share for 50,000 vested shares under an Additional Founder’s Option grant in return for cancellation of $25,000 of the promissory note due him by the Company. At the date of his resignation, the Company owed him $67,365 in principal and interest for the promissory note. The exercise of the above two options decreased this liability to $31,115 at April 30, 2004.

15.  Subsequent Events (continued)

Agreement with Peyton, Chandler & Sullivan, Inc.

On May 26, 2004, the Company signed an agreement with Peyton, Chandler & Sullivan, Inc. (PCS) for the purpose of providing financial advisory services in the Company’s pursuit of executing a reverse merger into a publicly traded shell company. PCS will assist the Company in identifying and qualifying the respective shell company, as well as provide guidance in the structuring and negotiation of the merger.  In consideration of its services, only if culminating in a merger with an identified party, the Company will issue 475,000 shares of common stock to PCS upon consummation of the merger. The agreement may be terminated by either party at any time without liability, unless a merger with an identified party occurs within the twelve-month period following termination. Should this event occur, the Company would still be required to issue the common stock in consideration. At June 30, 2004, the Company has incurred no expense associated with services rendered by PCS.

Agreement with First Albany Capital

On May 26, 2004, the Company signed an agreement with First Albany Capital (FAC), an investment banker, to act as the Company’s exclusive placement agent in connection with the proposed offering, issuance and sale of the Company’s common stock, preferred stock, convertible debentures, debt or any other securities by the Company or other similar financing transaction. In this capacity, FAC agreed to seek commitments from investors to purchase the securities. FAC agreed to act as the Company’s agent and not on an underwritten basis. In exchange for FAC’s services, the Company paid a nonrefundable retainer fee, and agreed to pay a transaction fee equal to 7% of the aggregate gross proceeds received by the Company from the sale of securities in any transaction occurring prior to December 31, 2004. At June 30, 2004, the Company has paid or incurred the expense of $25,000 associated with services rendered by FAC.

Conversion of Series A Preferred Stock

On May 26, 2004, the Company’s Board of Directors approved a Shareholder Rights and Obligations Plan related to the merger with Trafalgar Ventures, Inc. Under the provisions of the plan, the Series A Preferred Stockholders have agreed to convert their shares of Series A Preferred Stock to shares on common stock on the effective date of the merger.

Merger with Trafalgar Ventures, Inc.

On July 23, 2004, the Company, Trafalgar Ventures, Inc., a publicly held Nevada corporation (Trafalgar), and Trafalgar Acquisition Corporation, a Nevada corporation (Merger Sub), entered into and Agreement and Plan of Merger (the Agreement).  Trafalgar, through its wholly-owned subsidiary, Merger Sub, will acquire the Company in exchange for shares of Trafalgar’s common stock (the Merger); 9,439,113 shares will be issued to the preferred stockholders and 3,166,055 shares will be issued to the common stockholders of the Company.  Merger Sub will be merged with and into the Company.  The separate existence of Merger Sub will cease, and the Company will continue as the surviving corporation (the Surviving Corporation) under the name Cyberkinetics, Inc.

15.  Subsequent Events (continued)

Prior to the Merger and pursuant to the Agreement, the controlling stockholders of Trafalgar will cancel 1,500,000 shares of Trafalgar’s stock held by them (the Cancellation), and Trafalgar shall have amended its Articles of Incorporation to effectuate a 1-for-2.1142857 reverse stock split (the Reverse Stock Split), resulting in a total of 1,050,000 Trafalgar shares outstanding.  Trafalgar will issue an additional 1,300,000 shares into escrow to cover its own indemnification obligation, if any.

The stockholders of the Company as of the closing date of the Merger and after giving effect to the Cancellation and Reverse Stock Split, will own approximately 92% of Trafalgar’s common shares outstanding and not held in escrow.

All options to purchase the Company’s common stock outstanding under the stock option plans of Cyberkinetics, options not under the option plan, all warrants to purchase the company’s common stock outstanding and the Company’s stock option plans will be assumed by Trafalgar.  Each share of common stock to be issued upon exercise of said stock options or warrants (an aggregate of 3,625,562 shares) shall be converted into Trafalgar common stock.

For accounting purposes, this transaction will be accounted for as a reverse merger, because the stockholders of the Company will own a majority of the issued and outstanding shares of common stock of Trafalgar, and the directors and executive officers of the Company will become the directors and executive officers of Trafalgar.

The closing of the Merger is subject to a number of conditions, including the consummation of an equity financing by the Company.  In addition, the Agreement may be terminated by either Trafalgar or the Company if the Merger shall not have been consummated by December 31, 2004.

AUDITED FINANCIAL STATEMENTS

Bionic Technologies, LLC

Period of January 1, 2002 to August 12, 2002 and year ended December 31, 2001

Bionic Technologies, LLC

Audited Financial Statements

Period of January 1, 2002 to August 12, 2002 and year ended December 31, 2001

Contents

Report of Independent Registered Public Accounting Firm

1

Audited Financial Statements

Statements of Operations

2

Statements of Changes in Membership Interests

3

Statements of Cash Flows

4

Notes to Financial Statements

5

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Bionic Technologies, LLC

We have audited the accompanying statements of operations, statements of changes in membership interests, and cash flows of Bionic Technologies, LLC (the Company) for the period of January 1, 2002 to August 12, 2002 and for the year ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the statements of operations, statements of changes in membership interests, and cash flows of Bionic Technologies, LLC for the period of January 1, 2002 to August 12, 2002 and for the year ended December 31, 2001, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts

June 30, 2004

Bionic Technologies, LLC

Statements of Operations

	Period of January 1, 2002 to August 12,	Year Ended December 31,
	2002	2001
Revenue:
Product sales	$ 306,278	$ 254,210
Grant income	474,432	1,033,611
Total revenue	780,710	1,287,821

Operating expenses:
Cost of product sales	175,398	184,998
Research and development	361,647	765,369
Sales and marketing	33,250	41,689
General and administrative	512,818	305,302
Total operating expenses	1,083,113	1,297,358

Operating (loss)	(302,403)	(9,537)

Interest expense	(3,585)	(6,236)
Net (loss)	$ (305,988)	$ (15,773)

See accompanying notes.

Bionic Technologies, LLC

Statements of Changes in Membership Interests

	Class A Membership Units		Class C Membership Units
	Units	Amount	Units	Amount	Notes Receivable from Unitholders	Accumulated Deficit	Total Membership Interests

Balance at December 31, 2000	867,000	$86,700	–	$ –		$ (197,849)	$ (111,149)
Net loss	–	–	–	–		(15,773)	(15,773)
Balance at December 31, 2001	867,000	86,700	–	–		(213,622)	(126,922)
Exchange of Class A for Class C units	(400,000)	(40,000)	400,000	40,000		–	–
Warrants to purchase units issued to non-employees	–	4,601	–	–		–	4,601
Units issued for in exchange for notes receivable	1,731,000	173,100	–	–	(173,100)	–	--
Write-off on notes receivable from unitholders					173,100		173,100
Net loss	–	–	–	–		(305,988)	(305,988)
Balance at August 12, 2002	2,198,000	$ 224,401	400,000	$ 40,000		$ (519,610)	$ (255,209)

See accompanying notes.

Bionic Technologies, LLC

Statements of Cash Flows

	Period of January 1 to August 12,	Year ended December 31,
	2002	2001
Operating activities
Net loss	$ (305,988)	$ (15,773)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Write-off of note receivable from unitholders	173,100
Depreciation	2,935	2,994
Non-cash interest expense	3,585	6,211
Non-cash compensation expense	4,601	–
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(61,114)	28,243
Prepaid expenses	3,915	(4,422)
Inventories	--	--
Deferred revenue	33,321	–
Accounts payable	34,260	(18,405)
Accrued expenses	79,927	8,719
Total adjustments	274,530	23,340
Net cash (used in) provided by operating activities	(31,458)	7,567

Investing activities
Purchases of property and equipment	–	(745)
Net cash used in investing activities	–	(745)

Financing activities
Proceeds from note payable	30,000	30,000
Net cash provided by financing activities	30,000	30,000
Net (decrease) increase in cash and cash equivalents	(1,458)	36,822

Cash and cash equivalents at beginning of period	36,851	29
Cash and cash equivalents at end of period	$ 35,393	$ 36,851

Cash paid for interest	$ -	$ 25

See accompanying notes.

Bionic Technologies, LLC

Notes to Financial Statements

Period of January 1, 2002 to August 12, 2002 and for the year ended December 31, 2001

1.  Business and Basis of Presentation

Bionic Technologies, LLC (“the Company”), and its predecessor, Bionic Technologies, Inc., is in the business of manufacturing neural recording, stimulation and signal processing equipment for neuroscience research. In December 2000, the Company effectuated a conversion from a corporation to a limited liability corporation, effective as of January 1, 2001 in the form of the sale of all assets and liabilities of Bionic Technologies, Inc. to the Company in exchange for membership units. No changes in the relative ownership of the equity holders resulted from this change and, consequently, this change in legal form did not impact the carrying values of the assets and liabilities of the Company nor did it affect the results of operations for any period.  The Company commercialized technology developed at the University of Utah. Bionic also developed and markets a data acquisition system, called the Neural Signal Acquisition System (“NSAS”). This system enables the capture, filter, and amplification of up to 100 channels of neural data. Utilizing software on a personal computer, a user can configure and examine the data as it is captured.

In August 2002, the Company sold substantially all of its assets and certain liabilities to Cyberkinetics, Inc. (“Cyberkinetics”), a medical device company focused on the development of advanced  neurological products.

The Company is subject to a number of risks similar to those of other companies in an early stage of development. These risks include but are not limited to rapid technological change, dependence on key personnel, new product introductions and other activities of competitors, the successful development and marketing of its products, and the need to obtain adequate additional financing necessary to fund future operations.

2.  Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers short-term investments with original maturity dates of three months or less at the date of purchase to be cash equivalents. The Company’s cash and cash equivalents primarily consist of money market funds and are held by large financial institutions in the United States.

Bionic Technologies, LLC

Notes to Financial Statements (continued)

2.  Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk and Significant Customer Concentrations

Financial instruments that potentially subject the Company to credit risk primarily consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents are deposited with high-quality financial institutions in the United States. With respect to trade accounts receivable, the Company extends thirty-day terms to its customers, and does not require collateral. The Company periodically assesses the collectibility of its receivables and establishes reserves, as necessary, based on various considerations including customer credit history, payment patterns, and aging of accounts; once management determines an account receivable is not collectible, the account is written-off. The Company has not experienced significant collectibility problems to date.

In the period of January 1, 2002 to August 12, 2002 and for the year ended December 31, 2001, 21% and 43%, respectively, of total product sales were made to customers residing outside of the United States. In the period of January 1, 2002 to August 12, 2002, international sales primarily comprised sales in Europe and Asia, at 12% and 9% of total product sales, respectively.  In the year ended December 31, 2001, Europe and Asia represented 19% and 25% of total product sales, respectively.  International customers pay the Company in U.S. dollars. For the period of January 1, 2002 to August 31, 2002 and the year ended December 31, 2001, customers to whom sales exceeded 10% of each period’s respective total product sales were as follows:

Customer	2002	2001

A	31%	-
B	19	-
C	13	-
D	10	-
E	10	-
F	-	19%
G	-	12
H	-	12

Bionic Technologies, LLC

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Revenue Recognition

The Company recognizes revenue from product sales and research grants from the United States government through the Small Business Innovation Research (SBIR) Program. Product sales consist of sales of brain computer interface equipment to universities and research hospitals involved in neurological research.

Product sales are recognized in accordance with SEC Staff Accounting Bulletin (SAB) 104, Revenue Recognition, when persuasive evidence of an arrangement exists, fees are fixed or determinable, delivery has occurred, and collection is reasonably assured. The Company has no post-delivery obligations nor do its products sales contain multiple elements.

The Company recognizes revenues from research grants as reimbursable, eligible costs are incurred. The Company is subject to grant audits as required by the Department of Health and Human Services. Audits may result in adjustments to the amount of grant revenues recorded and funds received.

Cost of Product Sales

Costs of product sales consists primarily of purchased components, production materials and direct labor.

Research and Development Costs

Costs incurred for research and development are expensed as incurred. Research and development expense primarily comprises salaries, salary-related expenses, and costs of contractors and research materials.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Consequently, income taxes are not payable by the Company. Members are taxed individually on their share of the Company’s earnings. The Company’s policy is to make distributions to its members for payment of taxes related to those earnings. However, for the period of January 1, 2002 to August 12, 2002 and year ended December 31, 2001, the Company incurred tax losses and has not accrued or made any tax distributions to its members.

Bionic Technologies, LLC

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Stock-Based Compensation

Awards under the Company’s membership unit option plans are accounted for using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related interpretations in accounting for its employee stock options. Accordingly, no compensation expense is recorded for options awarded to employees with exercise prices equal to or in excess of the unit’s fair market value on the grant date. The Company has adopted the disclosure requirements of Financial Accounting Standards Board Statement No. 123, Accounting for Stock-Based Compensation (FAS 123), which is based on the fair value method of measuring stock-based compensation. The Company accounts for stock-based compensation issued to non-employees in accordance with the provisions of FAS 123 and Emerging Issues Task Force No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services (EITF 96-18).

Bionic Technologies, LLC

Notes to Financial Statements (continued)

3.  Lease Commitments

The Company leases approximately 11,230 square feet of office and manufacturing space in Salt Lake City, Utah.  The facility lease is under a month-to-month arrangement.  Total rent expense was $56,379 and $48,320 for the period of January 1, 2002 to August 12, 2002 and the year ended December 31, 2001, respectively.

4.   Related Party Transactions

The Company has three notes payable to two related parties. The first note, in the amount of  $59,157, is to Bionic’s founding president and CEO. There was $60,932 and $59,157 in principal and accrued interest outstanding on this note at August 12, 2002 and December 31, 2001, respectively. Another note, in the amount of $59,054, was issued to an affiliate of Bionic. There was $60,826 and $59,054 in principal and accrued interest outstanding on this note at August 12, 2002 and December 31, 2001, respectively. The notes pay interest at prime plus 2%, and are due on or before December 31, 2005. Three notes, each in the amount of $10,000, were issued to Bionic’s founding president and CEO, of which $30,000 and $0 in principal and accrued interest were outstanding on at August 12, 2002 and December 31, 2001, respectively. At August 12, 2002 and December 31, 2001, there was $151,796 and $118,211 respectively, in principal and accrued interest recorded on the outstanding notes.

5.  Employee Benefit Plan

The Company sponsors a defined contribution SIMPLE IRA benefit plan for all employees over the age of 21. The Company made contributions of $8,374 and $11,983 during the period January 1 through August 12, 2002 and the year ended December 31, 2001, respectively.

6.  Membership Interests

Membership Units

Pursuant to the Company’s operating agreement, three classes of membership units were  authorized:  Class A, B, and C.  Class A units are issued to employees of the Company and have voting rights.  Class B units are reserved for future and potentially special circumstances, but will have liquidation preference above and before Class A, and Class C units are in all respects identical to Class A units, with the exception that Class C units shall have no voting power except to approve a sale of all of the assets of the Company, a merger or dissolution of the Company, and in such a vote the Class C units shall be counted only as votes of units and not as a separate class.  There has been no issuance of Class B units.

Bionic Technologies, LLC

Notes to Financial Statements (continued)

6. Membership Interests (continued)

On March 31, 2002, pursuant to an amendment to the Company’s operating agreement, the Company exchanged 400,000 Class A units held by a resigning founding manager for 400,000 Class C units. The Class C units are non-voting units and provide the holder with no preemptive rights.

Membership units reserved for future issuance at August 12, 2002 consist of the following:

Options to purchase membership units	268,000
Warrants to purchase membership units	100,000
Total common shares reserved for options	368,000

Membership Units Option Plans

In 2000, prior to the adoption of any option plans, the Company granted 68,000 options to employees.

2001 Equity Incentive Plan

On January 1, 2001, the Company adopted the 2001 Equity Incentive Plan (the 2001 Equity Plan). The 2001 Equity Plan provides for the granting of incentive stock options and restricted equity in the form of membership units to employees, officers, managers, consultants and advisors. The aggregate number of Units of Equity reserved and available for grant under the 2001 Equity Plan were 200,000 Class A units.

The exercise price and vesting period (generally four years) of the units of equity are determined by a designated committee and set forth in the award agreement and expire no more than ten years from the date of grant. Generally, the exercise price for an option not is less than the fair market value as of the date of the grant.

Bionic Technologies, LLC

Notes to Financial Statements (continued)

6.  Membership Interests (continued)

2002 Equity Incentive Plan

On March 31, 2002, the Company adopted the 2002 Equity Incentive Plan (the 2002 Equity Plan).

The 2002 Equity Plan is substantially the same as the 2001 Equity Plan, except that it is administered by the Company’s board of directors and provides for the award of stock options and Stock Appreciation Rights (SARs). SARs shall entitle the participant to receive upon exercise, with respect to each share of stock to which the SAR relates, the excess of the share’s value on the date of exercise over the share’s fair market value. The aggregate number of shares reserved and available for grant under the 2002 Equity Plan is 1,350,000 Class A units at an exercise price of $0.10 per unit, which may be paid by each grantee either in cash or in a promissory note to the Company. Pursuant to the 2002 Equity Plan and an amendment to the operating agreement of the Company, 1,200,000 options were granted to the president and CEO of the Company at the determined fair market value price of $0.10 per unit.

The managers of the Company have determined the fair value of the Company’s common stock in its good faith judgment at each option grant date under each plan, considering a number of factors including the financial and operating performance of the Company, recent transactions in the Company’s capital stock, if any, the values of similarly situated companies and the lack of marketability of the Company’s common stock.

A summary of option activity for all plans for the period January 1, 2002 to August 12, 2002 and the year ended December 31, 2001 is as follows:

	2002		2001
		Weighted		Weighted
		Average		Average
	Options	Exercise Price	Options	Exercise Price

Outstanding at beginning of year	93,000	$0.17	68,000	$0.21
Granted	0	0.00	40,000	0.10
Forfeited	0	0.00	(15,000)	0.14
Outstanding at end of year	93,000	$0.17	93,000	$0.17

Exercisable at end of year	25,334	$0.10	–	$0.0

Bionic Technologies, LLC

Notes to Financial Statements (continued)

6.  Membership Interests (continued)

The following table summarizes information about stock options outstanding at August 12, 2002:

	Options Outstanding			Options Exercisable
Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life (Yrs.)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price

$0.10	65,000	8.0	$0.10	25,334	$0.10
$0.30	18,000	7.8	$0.30	0	$0.0
$0.40	10,000	8.1	$0.40	0	$0.0
	93,000			25,334

The weighted average grant date fair value of options granted during 2001 was $0.06 per share.  There were no options granted during 2002.  The fair value of each option grant was estimated as of the date of grant using the Black-Scholes option-pricing model.  The following assumptions were made for grants in 2001:

2001

Expected volatility	70%
Expected dividend yield	0%
Expected lives of options (in years)	5
Risk-free interest rate	4.58%-4.91%

Had the Company accounted for options to employees in accordance with FAS 123, the Company’s net loss for the period of January 1, 2002 to August 12, 2002 and the year ended December 31, 2001 would have increased by $1,713 and $2,751, respectively. The effects on pro forma net loss of expensing the estimated fair value of options are not necessarily representative of the effects on reported net loss for future years, due to such things as the vesting period of the options, and the potential for issuance of additional options in future years.

On June 13, 2002, the managers of the Company determined the fair market value of a unit to be $0.10 per share. All outstanding options with exercise prices in excess of $0.10 per unit were repriced at $0.10 per unit.  There was no change in fair market value between June 13, 2002 and August 12, 2002; consequently no compensation expense was incurred in the period.

During 2002, the Company sold 1,731,000 restricted Class A units at their fair value of $0.10 per unit to employees and management in exchange for promissory notes aggregating $173,100.  These notes were later forgiven by the Company in 2002 and charged to expense.

Bionic Technologies, LLC

Notes to Financial Statements (continued)

6.  Membership Interests (continued)

During February 2002, 50,000 warrants of Class A units were issued to the University of Utah Research Foundation (UURF) out of the 2001 Equity Plan at an exercise price of $0.01 per unit. The warrant may be exercised in whole only, and expires on July 1, 2007.  The fair value of these units was $4,601, which was charged to research and development expense.

During 1999, 50,000 Class A warrants to purchase common stock were issued to UURF, which had a fair value of $4,999. Such warrants remain in effect and allow for the purchase of Class A units. The warrant may be exercised in whole only, and expires on December 31, 2006.

Total options available for grant at August 12, 2002 was 110,000 from the 2001 Equity Plan.  There were no options available for grant from the 2002 Equity Plan.

Exhibit I

DISSENTERS’ RIGHTS STATUTE

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "BENEFICIAL SHAREHOLDER" DEFINED. "Beneficial shareholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the shareholder of record.

NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a shareholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "SHAREHOLDER" DEFINED. "Shareholder" means a shareholder of record or a beneficial shareholder of a domestic corporation.

NRS 92A.330 "SHAREHOLDER OF RECORD" DEFINED. "Shareholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370       RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1.

Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.

Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.

Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)

Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)

If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2)

If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)

Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)

Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.

A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.380

RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.

Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)

Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)

If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2)

If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)

Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)

Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.

A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390

LIMITATIONS ON RIGHT OF DISSENT: SHAREHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF SHAREHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1.

There is no right of dissent with respect to a plan of merger or exchange in favor of shareholders of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 shareholders of record, unless:

(a)

The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)

The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)

Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)

The surviving or acquiring entity; or

(II)

Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)

A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.

There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the shareholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400

LIMITATIONS ON RIGHT OF DISSENT:  ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO SHAREHOLDER; ASSERTION BY BENEFICIAL SHAREHOLDER.

1.

A shareholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights.  The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

2.

A beneficial shareholder may assert dissenter’s rights as to shares held on his behalf only if:

(a)

He submits to the subject corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts dissenter’s rights; and

(b)

He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

NRS 92A.410

NOTIFICATION OF SHAREHOLDERS REGARDING RIGHT OF DISSENT.

1.

If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, the notice of the meeting must state that shareholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.

If the corporate action creating dissenters’ rights is taken by written consent of the shareholders or without a vote of the shareholders, the domestic corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420

PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1.

If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenter’s rights:

(a)

Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)

Must not vote his shares in favor of the proposed action.

2.

A shareholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

 NRS 92A.430

DISSENTER’S NOTICE: DELIVERY TO SHAREHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1.

If a proposed corporate action creating dissenters’ rights is authorized at a shareholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all shareholders who satisfied the requirements to assert those rights.

2.

The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)

State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)

Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)

Supply a form for demanding payment that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)

Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)

Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440

DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF SHAREHOLDER.

1.

A shareholder to whom a dissenter’s notice is sent must:

(a)

Demand payment;

(b)

Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)

Deposit his certificates, if any, in accordance with the terms of the notice.

2.

The shareholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

3.

The shareholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450

UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF SHAREHOLDER.

1.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.

The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

 NRS 92A.460

PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1.

Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest.  The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)

Of the county where the corporation’s registered office is located; or

(b)

At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office.  The court shall dispose of the complaint promptly.

2.

The payment must be accompanied by:

(a)

The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the shareholders’ equity for that year and the latest available interim financial statements, if any;

(b)

A statement of the subject corporation’s estimate of the fair value of the shares;

(c)

An explanation of how the interest was calculated;

(d)

A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)

A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470

PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER’S NOTICE.

1.

A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the shareholders of the terms of the proposed action.

2.

To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand.  The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480

DISSENTER’S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1.

A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.

A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

 NRS 92A.490

LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1.

If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest.  If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.

A subject corporation shall commence the proceeding in the district court of the county where its registered office is located.  If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.

The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares.  All parties must be served with a copy of the petition.  Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.

The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive.  The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  The appraisers have the powers described in the order appointing them, or any amendment thereto.  The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)

For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)

For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500

LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1.

The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court.  The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.

The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)

Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)

Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.

In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.

This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.